       As filed with the Securities and Exchange Commission on May 29, 2001
               Securities Act of 1933 Registration No. 33-73404
            Investment Company Act of 1940 Registration No. 811-8236

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment No. ____ [_]
                      Post-Effective Amendment No. 36  [X]
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 38 [X]
                        (Check appropriate box or boxes)

                                 NORTHERN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             50 South LaSalle Street
                             Chicago, Illinois 60675
                    (Address of Principal Executive Offices)

                                         800-595-9111
                     (Registrant's Telephone Number, including Area Code)

                     Name and Address of Agent for Service:
Jeffrey A. Dalke, Esquire                 with a copy to:
Drinker Biddle & Reath LLP                Linda Hoard, Assistant Secretary
One Logan Square                          PFPC Inc.
18/th and Cherry Streets                  101 Federal Street, 6/th Floor
Philadelphia, Pennsylvania 19103-6996     Boston, Massachusetts 02110


     It Is Proposed That This Filing Become Effective (Check Appropriate Box):
     [ ] immediately upon filing pursuant to paragraph (b)
     [_] on (date) pursuant to paragraph (b)
     [X] 60 days after filing pursuant to paragraph (a)(1)
     [_] On (date)pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] On (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The prospectus and statement of additional information relating to the series of the Registrant designated as the Northern Funds Value Fund are not affected by the filing of Post-Effective Amendment No. 36.

July 30, 2001

                             NORTHERN FUNDS PROSPECTUS

           NORTHERN EQUITY FUNDS

- INCOME EQUITY FUND

- STOCK INDEX FUND

- LARGE CAP VALUE FUND

- GROWTH EQUITY FUND

- SELECT EQUITY FUND

- BLUE CHIP 20 FUND

- MID CAP GROWTH FUND

- SMALL CAP INDEX FUND

- SMALL CAP VALUE FUND


- SMALL CAP GROWTH FUND


- GROWTH OPPORTUNITIES FUND

- INTERNATIONAL GROWTH EQUITY FUND

- INTERNATIONAL SELECT EQUITY FUND

- TECHNOLOGY FUND

- GLOBAL COMMUNICATIONS FUND

PROSPECTUS DATED JULY 30, 2001

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS [TO BE UPDATED]


                                    RISK/RETURN SUMMARY

INFORMATION ABOUT THE OBJECTIVES, PRINCIPAL STRATEGIES AND RISK CHARACTERISTICS OF EACH FUND.

OVERVIEW
   Definitions ............................................................   __

EQUITY FUNDS
   Income Equity Fund .....................................................   __
   Stock Index Fund .......................................................   __
   Large Cap Value Fund ...................................................   __
   Growth Equity Fund .....................................................   __
   Select Equity Fund .....................................................   __
   Blue Chip 20 Fund ......................................................   __
   Mid Cap Growth Fund ....................................................   __
   Small Cap Index Fund ...................................................   __
   Small Cap Value Fund ...................................................   __
   Small Cap Growth Fund ..................................................   __
   Growth Opportunities Fund...............................................   __
   International Growth Equity Fund .......................................   __
   International Select Equity Fund .......................................   __
   Technology Fund ........................................................   __
   Global Communications Fund .............................................   __

PRINCIPAL INVESTMENT RISKS ................................................   __

FUND PERFORMANCE ..........................................................   __
   Income Equity Fund .....................................................   __
   Stock Index Fund .......................................................   __
   Growth Equity Fund .....................................................   __
   Select Equity Fund .....................................................   __
   Mid Cap Growth Fund ....................................................   __
   Small Cap Index Fund ...................................................   __
   Small Cap Value Fund ...................................................   __
   Small Cap Growth Fund ..................................................   __
   International Growth Equity Fund .......................................   __
   International Select Equity Fund .......................................   __
   Technology Fund ........................................................   __

BROAD-BASED SECURITIES MARKET INDICES DESCRIPTIONS ........................   __

FUND FEES AND EXPENSES ....................................................   __

                             MANAGEMENT OF THE FUNDS

DETAILS THAT APPLY TO THE FUNDS AS A GROUP.

INVESTMENT ADVISERS .......................................................   __

ADVISORY FEES .............................................................   __

FUND MANAGEMENT ...........................................................   __
   Other Fund Services ....................................................   __

                               ABOUT YOUR ACCOUNT

HOW TO OPEN, MAINTAIN AND CLOSE AN ACCOUNT.

PURCHASING AND SELLING SHARES
   Purchasing Shares ......................................................   __
   Opening an Account .....................................................   __
   Selling Shares .........................................................   __

ACCOUNT POLICIES AND OTHER INFORMATION
   Calculating Share Price ................................................   __
   Timing of Purchase Requests ............................................   __
   Social Security/Tax Identification Number ..............................   __
   In-Kind Purchases and Redemptions ......................................   __
   Miscellaneous Purchase Information .....................................   __
   Timing of Redemption and Exchange Requests .............................   __
   Payment of Redemption Proceeds .........................................   __
   Miscellaneous Redemption Information ...................................   __
   Exchange Privileges ....................................................   __
   Telephone Transactions .................................................   __
   Making Changes to Your Account Information .............................   __
   Signature Guarantees ...................................................   __
   Business Day ...........................................................   __
   Early Closings .........................................................   __
   Authorized Intermediaries ..............................................   __
   Service Organizations ..................................................   __
   Shareholder Communications .............................................   __
   Account Statements .....................................................   __

DIVIDENDS AND DISTRIBUTIONS ...............................................   __

TAX CONSIDERATIONS ........................................................   __

             RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

RISKS, SECURITIES AND TECHNIQUES
   Additional Information on Investment
       Objectives, Principal Investment Strategies
       and Related Risks ..................................................   __
   Additional Description of Securities and
       Common Investment Techniques .......................................   __
   Disclaimers ............................................................   __

FINANCIAL INFORMATION .....................................................   __
   Fund Financial Highlights ..............................................   __

                              FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORT ..................................................   __

STATEMENT OF ADDITIONAL INFORMATION .......................................   __

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.

This Prospectus describes the fourteen equity funds (the "Funds") currently offered by the Trust. The Trust also offers six money market funds, twelve fixed income funds and an additional equity fund which are described in separate prospectuses.


In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities, Techniques and Financial Information" beginning on page __of this Prospectus and the Statement of Additional Information.

     DEFINITIONS

EQUITY FUNDS - Income Equity Fund, Stock Index Fund, Large Cap Value Fund, Growth Equity Fund, Select Equity Fund, Blue Chip 20 Fund, Mid Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Small Cap Growth Fund, Growth Opportunities Fund, International Growth Equity Fund, International Select Equity Fund, Technology Fund and Global Communications Fund. These Funds invest at least 65% of their total assets under normal market conditions in equity securities. As used in this Prospectus, the term "equity securities" includes common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights.


INTERNATIONAL FUNDS - International Growth Equity Fund and International Select Equity Fund.

EQUITY FUNDS

                               INCOME EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income with long-term capital appreciation as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in a mix of income-producing equity securities, including dividend-paying common and preferred stocks and convertible securities. The Fund may also invest up to 35% of its total assets in a broad range of non-convertible fixed income securities without limitation as to maturity, e.g. one to thirty years. The Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.

Using fundamental research (management interviews, on-site evaluations and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys and sells securities based on factors such as:

-  Current income;

-  Prospects for growth; and

- Capital appreciation potential.

In determining capital appreciation potential, the investment management team will analyze such fundamental factors as sales and earnings growth, financial condition, product development and the valuation of the stock relative to market and historical norms. For convertible securities, the team also analyzes the conversion feature and the potential value of the underlying equity securities.

Subject to the requirement that the Fund invest at least 65% of its assets in income-producing equity securities, there is no limit on the Fund's ability to invest in non-convertible fixed income securities and convertible debt securities that are below investment grade ("junk bonds"). It is anticipated that junk bonds may constitute a significant portion of the Fund's portfolio. Junk bonds tend to offer higher yields than higher rated securities with similar maturities. However, junk bonds are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default, although investments in such securities are expected to be minimal.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities. Structured securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. For these reasons structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


Although the Fund will invest primarily in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through American Depositary Receipts ("ADRs")).

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, high yield, interest rate/maturity, credit, structured securities, currency, country, foreign regulatory and portfolio turnover risks. See page _ for these risks and primary investment risks common to all Funds.

                                STOCK INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's ("S&P") 500 Composite Stock Price Index ("S&P 500(R) Index").

The S&P 500(R) Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole.

The companies chosen for inclusion in the S&P 500(R) Index tend to be industry leaders within the U.S. economy as determined by S&P. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of June 30, 2001, the approximate market capitalization range of the companies included in the S&P 500(R) Index was between $____ million and $____ billion.


As of June 30, 2001, ___% of the companies that comprised the S&P 500(R) Index were considered technology companies. As a result, the S&P 500(R) Index may be subject to greater price volatility associated with investments in technology securities. See page _ for a more detailed discussion of technology related risks.

S&P DOES NOT ENDORSE ANY STOCK IN THE S&P 500(R) INDEX. IT IS NOT A SPONSOR OF THE STOCK INDEX FUND AND IS NOT AFFILIATED WITH THE FUND IN ANY WAY.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. Under normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in the equity securities of the companies that make up the S&P 500(R) Index, in weightings that approximate the relative composition of the securities contained in the S&P 500(R) Index.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500(R) Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for this Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500(R) Index. Because the Fund will have fees and transaction expenses (while the S&P 500(R) Index has none), returns are likely to be below those of the S&P 500(R) Index.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P 500(R) Index within a .95 correlation coefficient.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, tracking and technology stock risks. See page _ for these risks and primary investment risks common to all Funds.

                        LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of large, established companies which the investment management team believes are undervalued or overlooked by the market. Such companies generally will have market capitalizations within the range contained in the S&P 500(R) Index. [TO BE UPDATED]As of June 30, 2001, the approximate capitalization range of the companies included in the S&P 500(R) Index was between $_ million and $_ billion. Although the Fund invests primarily in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).

In buying stocks for the Fund, the management team uses a disciplined strategy to identify companies it believes are worth more than is indicated by current market prices, focusing on such factors as a company's price-to-earnings ratio, dividend yield and growth rate, earnings potential and asset valuation. It also attempts to identify a catalyst that, once recognized by the market, would result in a higher valuation for the company. Examples of such catalysts are: new products, rejuvenated or superior management, changes in consumer demand and basic changes in the economic environment. The investment management team will normally sell a security that it believes has achieved its full valuation or is no longer attractive based upon the evaluation criteria described above.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, currency, country and foreign regulatory risks. See page _ for these risks and primary risks common to all Funds.

                               GROWTH EQUITY FUND

  INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of a broad mix of companies. Such companies generally will have market capitalizations in excess of $1 billion. Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).


Using fundamental research (management interviews, on-site evaluations and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys securities it believes to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

-  Sales and earnings growth;

-  Return on equity;

-  Financial condition (such as debt to equity ratio); and

- Market share and competitive leadership of the company's products.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, currency, country and foreign regulatory risks. See page _ for these risks and primary investment risks common to all Funds.

                               SELECT EQUITY FUND

  INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of a somewhat limited number of companies (generally less than 100) that are selected by the investment management team for their growth potential. Such companies generally will have market capitalizations in excess of $1 billion. Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).

Using fundamental research (management interviews, on-site evaluations and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys securities it believes to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

-  Sales and earnings growth;

-  Return on equity; and

- Financial condition (such as debt to equity ratio).

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, technology stock, currency, country, foreign regulatory and portfolio turnover risks. See page _ for these risks and primary investment risks common to all Funds.

                                BLUE CHIP 20 FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will, under normal market conditions, invest at least 65% of its total assets in the equity securities of a limited group of "blue chip" companies (generally between 20 and 30) that are selected by the investment management team for their growth potential. A blue chip company is a nationally known company that has a long record of profit growth and dividend payment as well as a reputation for quality management, products and services. Such companies generally will have market capitalizations in excess of $1 billion. Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).


Using fundamental research (management interviews, on-site evaluations, and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

-  Sales and earnings growth;

-  Return on equity;

-  Debt to equity ratio; and

- Market share and competitive leadership of the company's products.

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

THE FUND IS "NON-DIVERSIFIED" UNDER THE 1940 ACT, AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN "DIVERSIFIED" MUTUAL FUNDS.


RISKS. These primary investment risks apply to the Fund: stock, derivatives, non-diversification, technology stock, currency, country, foreign regulatory, portfolio turnover and technology stock risks. See page _ for these risks and primary risks common to all Funds.

                               MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations, at the time of purchase, that are within the range of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400(R) Index").

Using fundamental research (management interviews, on-site evaluations, and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In doing so, the investment management team considers factors such as:

-  Financial condition (such as debt to equity ratio);

-  Market share and competitive leadership of the company's products;

-  Earnings growth relative to relevant competitors; and

- Market valuation in comparison to securities of other mid cap companies and the stock's own historical norms.

[TO BE UPDATED]
As of June 30, 2001, the approximate market capitalization range of the companies included in the S&P MidCap 400(R) Index was between $_ million and $_ billion. However, the Fund is not limited to the stocks included in the S&P MidCap 400(R) Index and may invest in other stocks that meet the Investment Adviser's criteria discussed above.

Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.



RISKS. These primary investment risks apply to the Fund: stock, derivatives, mid cap stock, technology stock, IPO, currency, country, foreign regulatory and portfolio turnover risks. See page _ for these risks and primary investment risks common to all Funds.

                              SMALL CAP INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of stocks of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. [TO BE UPDATED]As of June 30, 2001, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $__million and $__ billion.

RUSSELL DOES NOT ENDORSE ANY STOCK IN THE RUSSELL 2000 INDEX. IT IS NOT A SPONSOR OF THE SMALL CAP INDEX FUND AND IS NOT AFFILIATED WITH THE FUND IN ANY WAY.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. Under normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in the securities included in the Russell 2000 Index, in weightings that approximate the relative composition of the securities contained in the Index.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000 Index. Because the Fund will have fees and transaction expenses (while the Russell 2000 Index has none), returns are likely to be below those of the Russell 2000 Index.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the Russell 2000 Index within a .95 correlation coefficient.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, tracking and small cap stock risks. See page _ for these risks and primary investment risks common to all Funds.

                              SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of small companies. At the time of purchase, these companies will have market capitalizations that are at or below the median capitalization of stocks listed on the New York Stock Exchange. [TO BE UPDTAED]As of June 30, 2001, the median market capitalization of stocks listed on the New York Stock Exchange was $_ million.

Using fundamental research (management interviews, on-site evaluations, and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys small capitalization stocks of companies which it believes are worth more than is indicated by current market prices. Similarly, the management team will normally sell a security that it believes has achieved its full valuation or is not attractively priced or for other reasons. The team may also sell securities in order to maintain the desired portfolio characteristics of the Fund, which may change in response to market conditions. In determining whether a stock is attractively priced, the investment management team analyzes such factors such as:

-  The stock's price and book value;

-  Earnings and sales;

-  Trading volume; and

-  Bid-ask spreads.

Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, small cap stock, technology stock, IPO, currency, country and foreign regulatory risks. See page _ for these risks and primary investment risks common to all Funds.

                              SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations that are, at the time of purchase, within the range of the Russell 2000 Index.

Using fundamental research (management interviews, on-site evaluations and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In doing so, the investment management team considers factors such as a company's:

-  Financial condition (such as debt to equity ratio);

-  Market share and competitive leadership of the company's products;

-  Earnings growth relative to relevant competitors; and

- Market valuation in comparison to securities of other small cap companies and the stock's own historical norms.

[TO BE UPDATED]


As of June 30, 2001, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $___ million and $___ billion. However, the Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed above.

Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.




RISKS. These primary investment risks apply to the Fund: stock, derivatives, small cap stock, technology stock, IPO, currency, country, foreign regulatory and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

                            GROWTH OPPORTUNITIES FUND


INVESTMENT OBJECTIVE


The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS


INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies which the investment management team believes exhibit favorable growth characteristics.


Using fundamental research (management interviews, on-site evaluations, and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys securities of companies that it believes have favorable growth characteristics, such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition for the Fund, which may change in response to market conditions. In determining whether to buy or sell a security, the investment management team considers such factors as a company's:


-  Financial condition (such as debt to equity ratio);


-  Market share and competitive leadership of the company's products;


-  Earnings growth relative to relevant competitors; and


- Market valuation in comparison to other growth companies and the stock's own historical market valuations.


Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).


The Fund may invest in companies of any size, but generally expects to invest primarily in small and mid-size companies. At times the Fund may make significant investments in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public. The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth and pay little or no dividends.


The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


RISKS. These primary investment risks apply to the Fund: stock, derivatives, small cap stock, mid cap stock, technology stock, IPO, currency, country, foreign regulatory and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

                        INTERNATIONAL GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of a broad mix of foreign companies. Such companies generally will have market capitalizations in excess of $1 billion.

Using fundamental research (management interviews, on-site evaluations and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys securities of foreign companies believed to have favorable growth characteristics, low debt ratios and above-average returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

-  Sales and earnings growth;

-  Return on equity;

-  Financial condition (such as debt to equity ratio); and

-  Market share and competitive leadership of a company's products.

The Fund will invest in equity securities of issuers located in at least three different foreign countries. Although the Fund primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). The Fund may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


RISKS. These primary investment risks apply to the Fund: stock, derivatives, currency, country, foreign regulatory, emerging markets, portfolio turnover and technology stock risks. See page __ for these risks and primary investment risks common to all Funds.

                        INTERNATIONAL SELECT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of a somewhat limited number of foreign companies (generally less than 100) that are selected by the investment management team for their growth potential. Such companies generally will have market capitalizations in excess of $1 billion.


Using fundamental research (management interviews, on-site evaluations and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys securities of foreign companies it believes to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

-  Sales and earnings growth;

-  Return on equity;

-  Financial condition (such as debt to equity ratio); and

-  Market share and competitive leadership of a company's products.

The Fund will invest in equity securities of issuers located in at least three different foreign countries. Although the Fund primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China).


The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, technology stock, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

                                 TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing principally in equity securities and securities of companies that develop, produce or distribute products and services related to technology.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will invest, under normal market conditions, at least 65% of its total assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Investment Adviser will consider whether it is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index (the "SoundView Index"), the technology grouping of the S&P 500(R) Index or any other comparable technology index.

Companies engaged in businesses related to the following products and services are also considered by the Investment Adviser to be engaged in technology business activities whether or not they are listed in a technology index: industrial and business machines; communications; computers, software and peripheral products; electronics; electronic media; internet; television and video equipment and services; and satellite technology and equipment. It is expected that more than 25% of the Fund's total assets will normally be invested in technology companies which develop or sell computers, software and peripheral products. The Fund may invest in both small and large technology companies, without regard to their size.

Using fundamental research (management interviews, on-site evaluations and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys stocks of technology companies it believes to have the potential to outperform the technology sector over the next one- to two-year period. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In doing so, the investment management team selects investments based on factors such as:

-  Financial condition (such as debt to equity ratio);

-  Market share;

-  Competitive leadership of a company's products or market niches;

-  Earnings growth rates compared with relevant competitors; and

- Market valuation compared to securities of other technology-related companies and the stock's own historical norms.

Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers either directly or indirectly (for example, through ADRs).

Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, small cap stock, technology stock, computer, software and computer services, currency, country, foreign regulatory and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

                           GLOBAL COMMUNICATIONS FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities of domestic and foreign companies that are in the communications industry. Communications companies are those that design, develop, manufacture, distribute or sell communications services and equipment that enable or enhance data, voice and video transmissions. Communications companies use many different technologies, including but not limited to long distance, local and cellular telephone; broadcasting and cable television; wireless, wireline and fiber optic transmission of voice data and video traffic; and other established and emerging technologies.

Using fundamental research (management interviews, on-site evaluations and industry studies) and quantitative analysis (evaluation and analysis of financial data), the investment management team buys equity securities of communications companies it believes to have the potential to outperform technology companies in general over the long term. Similarly, the investment management team sells securities it believes no longer have this potential. The team may also sell securities to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In selecting investments for the Fund, the management team considers such factors as:

-  Market share;

-  Competitive leadership of a company's products or market niches;

-  Revenue and earnings growth rates compared with relevant competitors;

- Market valuation compared to securities of other communications-related companies and the stock's own historical norms; and

- A company's ability to raise money in the private and/or public markets in order to finance business plans.

The Fund may invest in both small and large communications companies, without regard to size. The Fund expects that it will generally invest in large companies. At times, however, the Fund may make significant investments in small companies and in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund will invest in the equity securities of communications companies in at least three countries, although U.S. companies may dominate the Fund's portfolio. The foreign markets in which the Fund may invest include mature markets (such as Germany and Japan) and emerging markets (such as Argentina and China). The Fund may make significant investments in mature foreign markets and limited investments in emerging foreign markets. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These primary investment risks apply to the Fund: stock, derivatives, small cap stock, communications concentration, IPO, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

AN INVESTMENT IN EACH OF THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FOLLOWING SUMMARIZES THE PRINCIPAL RISKS THAT APPLY TO THE FUNDS AND MAY RESULT IN A LOSS OF YOUR INVESTMENT.

                          RISKS THAT APPLY TO ALL FUNDS

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.


LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.


STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.


DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured securities or other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

                        RISKS THAT APPLY PRIMARILY TO THE
                               INCOME EQUITY FUND

HIGH YIELD RISK may impact the value of non-investment grade securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that the Fund may not achieve the expected income from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed income securities.

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

STRUCTURED SECURITIES RISK is the risk that loss may result from a Fund's investments in structured securities, which are derivative instruments and may be leveraged. The value of structured securities may be adversely affected by changes in the interest rate payable on a security while held by the Fund. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

                    RISK THAT APPLIES TO THE STOCK INDEX AND
                              SMALL CAP INDEX FUNDS

TRACKING RISK is the risk that a Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

                            RISK THAT APPLIES TO THE
                                BLUE CHIP 20 FUND

NON-DIVERSIFICATION RISK is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.


      RISK THAT APPLIES PRIMARILY TO THE SMALL CAP INDEX, SMALL CAP VALUE, SMALL CAP GROWTH, GROWTH OPPORTUNITIES,
      TECHNOLOGY AND GLOBAL COMMUNICATIONS FUNDS


SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.


                  RISK THAT APPLIES PRIMARILY TO THE
                  MID CAP GROWTH AND GROWTH OPPORTUNITIES FUNDS


MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.


          RISK THAT APPLIES PRIMARILY TO THE STOCK INDEX,
          SELECT EQUITY, BLUE CHIP 20, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, GROWTH OPPORTUNITIES,
          INTERNATIONAL SELECT EQUITY AND TECHNOLOGY FUNDS


TECHNOLOGY STOCK RISK is the risk that stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

                          RISKS THAT APPLY PRIMARILY TO
                          THE TECHNOLOGY FUND

COMPUTER RISK is the risk that companies in the computer industry can be significantly affected by competitive pressures. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs and product obsolescence.

SOFTWARE AND COMPUTER SERVICES RISK is the risk that companies in the software and computer services industry can be significantly affected by competitive pressures. For example, an increasing number of companies and new product offerings can lead to aggressive pricing and slower selling cycles.

                       RISK THAT APPLIES PRIMARILY TO THE
                           GLOBAL COMMUNICATIONS FUND

COMMUNICATIONS CONCENTRATION RISK is the risk that the securities of communications companies may be subject to greater price volatility than the securities of companies in other sectors. Communications companies produce or use products or services that may prove commercially unsuccessful or become obsolete. Communications companies may also be adversely affected by government regulation. The securities of communications companies may experience significant price movements caused by disproportionate investor optimism or pessimism.


     RISK THAT APPLIES PRIMARILY TO THE MID CAP
     GROWTH, SMALL CAP VALUE,
     SMALL CAP GROWTH, GROWTH OPPORTUNITIES AND GLOBAL COMMUNICATIONS FUNDS


IPO RISK is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.


                                   OTHER RISKS

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.


PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to result in increased Fund expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. [TO BE UPDATED]: For the last fiscal year, the annual portfolio turnover rates of the Income Equity Fund, Select Equity Fund, Mid Cap Growth Fund, Small Cap Growth, International Growth Equity Fund, International Select Equity Fund and Technology Fund exceeded 100%. It is expected that the annual portfolio turnover rates of the Blue Chip 20 Fund, Growth Opportunities Fund and Global Communications Fund may also exceed 100%.


MORE INFORMATION ABOUT THE RISKS OF INVESTING IN THE FUNDS IS PROVIDED IN "RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION" BEGINNING ON PAGE __ OF THIS PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER THE RISKS DISCUSSED IN THIS SECTION AND "RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION" BEFORE INVESTING IN A FUND.

FUND PERFORMANCE


THE BAR CHARTS AND TABLES BELOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE __.


The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Fund's performance would have been reduced.


The Large Cap Value, Growth Opportunities and Global Communications Funds commenced operations on August 3, 2000, September 26, 2000 and May 15, 2000, respectively. The bar chart and performance table have been omitted for these Funds because the Funds have been in operation for less than one calendar year. As of the date of this prospectus, the Blue Chip 20 Fund had not commenced operations.


                               INCOME EQUITY FUND [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


       1995        1996        1997        1998        1999       2000
      ------      ------      ------      ------      ------     ------
      18.90%      19.95%      20.84%       9.18%       9.95%      6.67%


Year to date total return for the six months ended June 30, 2001: ___%


BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


        Best Quarter Return
           Q4 `98 +10.97%

                              Worst Quarter Return
                                 Q3 `98 (9.26)%


AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                                                                                SINCE
                                               1-YEAR                   5-YEAR                  INCEPTION
---------------------------------------------------------------------------------------------------------------
Income Equity Fund
(INCEPTION 4/1/94)                               6.67%                  13.17%                   12.03%
---------------------------------------------------------------------------------------------------------------
Merrill Lynch
All U.S. Convertibles
Index                                          (10.00)%                 13.91%                   13.23%
---------------------------------------------------------------------------------------------------------------

                          STOCK INDEX FUND [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


               1997           1998           1999           2000
              ------        ------         ------         ------
              32.73%        27.83%         20.32%         (9.47)%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


        Best Quarter Return
           Q4 `98 +21.22%

                              Worst Quarter Return
                                 Q3 `98 (10.09)%


AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                                                          SINCE
                                                1-YEAR                  INCEPTION
-----------------------------------------------------------------------------------------------
Stock Index Fund
(INCEPTION 10/7/96)                             (9.47)%                 17.08%
-----------------------------------------------------------------------------------------------
S&P 500(R)Index                                 (9.10)%                 18.31%
-----------------------------------------------------------------------------------------------



                       GROWTH EQUITY FUND [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

  1995           1996           1997           1998           1999           2000
 ------         ------         ------         ------         ------         ------
 26.13%         17.82%         30.07%         33.16%         23.72%         (6.77)%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


        Best Quarter Return
           Q4 `98 +24.77%

                              Worst Quarter Return
                                 Q4 `00(12.36)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                                           SINCE
                            1-YEAR         5-YEAR        INCEPTION
---------------------------------------------------------------------
Growth Equity Fund
(INCEPTION 4/1/94)          (6.77)%        18.68%        17.80%
---------------------------------------------------------------------
S&P 500(R)Index             (9.10)%        18.33%        19.65%
---------------------------------------------------------------------

                     SELECT EQUITY FUND [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

    1995        1996           1997           1998         1999          2000
   ------       ------         ------         ------       ------        ------
   28.96%       21.50%         31.79%         35.16%       54.59%        (3.93)%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


        Best Quarter Return
           Q4 `99 +40.71%


                              Worst Quarter Return
                                 Q4 `00(13.38)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                                            SINCE
                            1-YEAR          5-YEAR        INCEPTION
------------------------------------------------------------------------
Select Equity Fund
(INCEPTION 4/6/94)          (3.93)%         26.30%         23.69%
------------------------------------------------------------------------
S&P 500(R)Index             (9.10)%         18.33%         19.65%
------------------------------------------------------------------------



                     MID CAP GROWTH FUND  [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                       1999      2000
                      ------     ------
                      90.18%     (10.84)%


Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


        Best Quarter Return
           Q4 `99 +57.86%


                              Worst Quarter Return
                                 Q4 `00 (17.89)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                                    SINCE
                                    1-YEAR        INCEPTION
----------------------------------------------------------------
Mid Cap Growth
Fund (INCEPTION 3/31/98)            (10.84)%       23.94%
----------------------------------------------------------------
S&P MidCap 400(R)Index               17.51%        14.34%
----------------------------------------------------------------

                     SMALL CAP INDEX FUND  [to be updated]



CALENDAR YEAR TOTAL RETURN



                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]



                         2000
                        ------
                        (3.22)%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



       Best Quarter Return
          Q1 `00 +6.49%



                             Worst Quarter Return
                                 Q4 `00 (6.18)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                                      SINCE
                                      1-YEAR        INCEPTION
---------------------------------------------------------------
Small Cap
Index Fund (INCEPTION 9/3/99)         (3.22)%         8.92%
---------------------------------------------------------------
Russell 2000 Index                    (3.02)%        10.96%



                     SMALL CAP VALUE FUND [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


      1995            1996           1997           1998            1999          2000
     ------          ------         ------         ------          ------        ------
     22.50%          18.93%         29.80%         (5.97)%         12.10%         8.48%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


        Best Quarter Return
           Q2 `99 +19.81%

                              Worst Quarter Return
                                 Q3 `98 (20.47)%


AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                                            SINCE
                                 1-YEAR       5-YEAR      INCEPTION
-------------------------------------------------------------------------
Small Cap Value
Fund (INCEPTION 4/1/94)          8.48%         12.04%       11.51%
-------------------------------------------------------------------------
Russell 2000 Index               (3.02)%       10.31%       11.74%
-------------------------------------------------------------------------

                     SMALL CAP GROWTH FUND  [to be updated]



CALENDAR YEAR TOTAL RETURN



                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]



                         2000
                        ------
                        (6.24)%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



       Best Quarter Return
          Q1 `00_+21.66%



                              Worst Quarter Return
                                 Q4 `00_(22.93)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                                         SINCE
                                 1-YEAR                INCEPTION
----------------------------------------------------------------------------
Small Cap Growth
Fund (INCEPTION 9/30/99)         (6.24)%                 37.35%
----------------------------------------------------------------------------
Russell 2000 Index               (3.02)%                (11.70)%
----------------------------------------------------------------------------



                INTERNATIONAL GROWTH EQUITY FUND [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

     1995         1996            1997           1998          1999           2000
    ------       ------          ------         ------        ------         ------
     2.04%        5.00%           6.34%         23.94%        35.20%         (9.84)%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


       Best Quarter Return
          Q4 `98 +18.84%

                              Worst Quarter Return
                                 Q3 `98 (13.73)%


AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


                                                                      SINCE
                                           1-YEAR       5-YEAR      INCEPTION
-------------------------------------------------------------------------------------------------
International Growth
Equity Fund (INCEPTION 4/1/94)             (9.84)%      11.02%        8.61%
-------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index                         (14.17)%      7.13%        7.55%
-------------------------------------------------------------------------------------------------

                INTERNATIONAL SELECT EQUITY FUND [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


      1995          1996         1997        1998         1999         2000
    -------        ------       ------      ------       ------       ------
    (0.81)%         2.87%        9.13%      22.29%       36.34%       (10.72)%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


       Best Quarter Return
          Q4 `98 +16.21%

                              Worst Quarter Return
                                 Q3 `98 (11.78)%


AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


                                                                             SINCE
                                                1-YEAR          5-YEAR      INCEPTION
----------------------------------------------------------------------------------------
International Select
Equity Fund (INCEPTION 4/5/94)                  (10.72)%        10.81%        8.16%
----------------------------------------------------------------------------------------
MSCI EAFE Index Plus Emerging Markets
Free Index                                      (15.88)%         6.36%        6.74%
----------------------------------------------------------------------------------------



                       TECHNOLOGY FUND [to be updated]


CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                1997          1998           1999            2000
              --------      --------       --------        --------
               16.68%        83.02%         134.48%        (38.43)%



Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2000)


      Best Quarter Return
         Q4 `99 +65.15%


                              Worst Quarter Return
                                 Q4 `00 (43.78)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2000)



                                              SINCE
                               1-YEAR       INCEPTION
-----------------------------------------------------------------
Technology Fund
(INCEPTION 4/1/96)             (38.43)%       34.49%
-----------------------------------------------------------------
Morgan Stanley High-
Technology 35 Index            (27.32)%       35.61%
-----------------------------------------------------------------
S&P 500(R)Index                (9.10)%        18.30%
-----------------------------------------------------------------

BROAD-BASED SECURITIES MARKET INDICES DESCRIPTIONS




THE MERRILL LYNCH ALL U.S. CONVERTIBLES INDEX is an unmanaged index consisting of convertible securities of all investment grades. The Index figures do not reflect any fees or expenses.

THE S&P 500(R) INDEX is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

THE S&P MIDCAP 400(R) INDEX is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Index figures do not reflect any fees or expenses.

THE RUSSELL 2000 INDEX is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Index figures do not reflect any fees or expenses.

THE MSCI EAFE(R) INDEX is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The Index figures do not reflect any fees or expenses.


THE MSCI EAFE INDEX PLUS
EMERGING MARKETS FREE INDEX is an unmanaged index comprised of companies representative of developed European and Pacific Basin countries as well as emerging market countries. The Index figures do not reflect any fees or expenses.


THE MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX is an unmanaged index which tracks the performance of stocks within the technology sector. The Index figures do not reflect any fees or expenses.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. For more information, please see "Account Policies and Other Information" on page __.


                               SHAREHOLDER FEES
                               (fees paid directly from your investment)
                               -----------------------------------------------------------------
                                                                 SALES
                          SALES                                  CHARGE
                          CHARGE            DEFERRED             (LOAD)
                          (LOAD)             SALES             IMPOSED ON
                        IMPOSED ON           CHARGE            REINVESTED            REDEMPTION          EXCHANGE
FUND                    PURCHASES            (LOAD)           DISTRIBUTIONS            FEES(1)             FEES
-----------------------------------------------------------------------------------------------------------------------
Income Equity                     None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Stock Index                       None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value                   None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Growth Equity                     None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Select Equity                     None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Blue Chip 20                      None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                    None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Small Cap Index                   None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value                   None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                  None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities              None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
International Growth Equity       None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
International Select Equity       None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Technology                        None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------
Global Communications             None               None                 None                  None               None
-------------------------------------------------------------------------------------------------------------------------

                               ANNUAL FUND OPERATING EXPENSES
                               (expenses that are deducted from Fund assets)
                               ------------------------------------------------------------------------
                                                                                                          TOTAL
                                                                                                          ANNUAL
                                                                                                           FUND
                              MANAGEMENT              DISTRIBUTION                 OTHER                 OPERATING
FUND                            FEES                 (12B-1) FEES(2)             EXPENSES(3)             EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------
Income Equity                   1.00%                     0.00%                     0.32%                   1.32%
-----------------------------------------------------------------------------------------------------------------------
Stock Index                     0.60%                     0.00%                     0.30%                   0.90%
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value                 1.00%                     0.00%                     1.48%                   2.48%
-----------------------------------------------------------------------------------------------------------------------
Growth Equity                   1.00%                     0.00%                     0.29%                   1.29%
-----------------------------------------------------------------------------------------------------------------------
Select Equity                   1.20%                     0.00%                     0.29%                   1.49%
-----------------------------------------------------------------------------------------------------------------------
Blue Chip 20                    1.20%                     0.00%                     0.33%                   1.53%
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                  1.00%                     0.00%                     0.30%                   1.30%
-----------------------------------------------------------------------------------------------------------------------
Small Cap Index                 0.65%                     0.00%                     0.62%                   1.27%
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value                 1.20%                     0.00%                     0.32%                   1.52%
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth                1.20%                     0.00%                     0.31%                   1.51%
-----------------------------------------------------------------------------------------------------------------------
Growth Opportunities            1.20%                     0.00%                     0.84%                   2.04%
-----------------------------------------------------------------------------------------------------------------------
International Growth Equity     1.20%                     0.00%                     0.39%                   1.59%
-----------------------------------------------------------------------------------------------------------------------
International Select Equity     1.20%                     0.00%                     0.44%                   1.64%
-----------------------------------------------------------------------------------------------------------------------
Technology                      1.20%                     0.00%                     0.31%                   1.51%
-----------------------------------------------------------------------------------------------------------------------
Global Communications           1.25%                     0.00%                     0.52%                   1.77%
-----------------------------------------------------------------------------------------------------------------------

   FOOTNOTES

1    A fee of $15.00 may be applicable for each wire redemption.

2 The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. During the last fiscal year the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.


3 These expenses include custodian, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The co-administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net asset value of each of the Funds. The Large Cap Value, Growth Opportunities and Global Communications Funds commenced operations on August 3, 2000, September 26, 2000 and May 15, 2000, respectively. As of the date of this Prospectus, the Blue Chip 20 Fund had not commenced operations. As a result, "Other Expenses" for those Funds are based on estimates of the respective Fund's expenses and average net asset value for the current fiscal year.


4 As result of voluntary fee reductions, waivers and reimbursements, "Total Annual Net Fund Operating Expenses" which are actually incurred (or are expected to be incurred) by the Funds are set forth below. The voluntary fee reductions, waivers and reimbursements may be modified or terminated at any time at the option of the Investment Advisers. If this occurs, "Total Annual Net Fund Operating Expenses" may increase without shareholder approval.



                                                                                                                        TOTAL
                                                                                                                     ANNUAL NET
                              MANAGEMENT                TOTAL ANNUAL                                                    FUND
                              FEES (AFTER               DISTRIBUTION               OTHER           REIMBURSED         OPERATING
                               WAIVERS)                 (12B-1) FEES              EXPENSES          AMOUNTS           EXPENSES
FUND
---------------------------------------------------------------------------------------------------------------------------------
Income Equity                     __%                        __%                     __%               __%                 __%
---------------------------------------------------------------------------------------------------------------------------------
Stock Index                       __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                   __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Growth Equity                     __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Select Equity                     __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Blue Chip 20                      __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                    __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Index                   __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                   __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                  __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities              __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
International Growth Equity       __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
International Select Equity       __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Technology                        __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------
Global Communications             __%                        __%                     __%               __%                 __%
----------------------------------------------------------------------------------------------------------------------------------

  EXAMPLE

The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------------------------------------------
FUND                                ONE YEAR          3 YEARS           5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------
Income Equity                  $134              $418              $723              $1,590
---------------------------------------------------------------------------------------------------------
Stock Index                    92                287               498               1,108
---------------------------------------------------------------------------------------------------------
Large Cap Value                251               773               1,321             2,816
---------------------------------------------------------------------------------------------------------
Growth Equity                  131               409               708               1,556
---------------------------------------------------------------------------------------------------------
Select Equity                  152               471               813               1,779
---------------------------------------------------------------------------------------------------------
Blue Chip 20                   156               483               N/A               N/A
---------------------------------------------------------------------------------------------------------
Mid Cap Growth                 132               412               713               1,568
---------------------------------------------------------------------------------------------------------
Small Cap Index                129               403               697               1,534
---------------------------------------------------------------------------------------------------------
Small Cap Value                155               480               829               1,813
---------------------------------------------------------------------------------------------------------
Small Cap Growth               154               477               824               1,802
---------------------------------------------------------------------------------------------------------
Growth Opportunities           207               640               1,098             2,369
---------------------------------------------------------------------------------------------------------
International Growth Equity    162               502               866               1,889
---------------------------------------------------------------------------------------------------------
International Select Equity    167               517               892               1,944
---------------------------------------------------------------------------------------------------------
Technology                     154               477               824               1,802
---------------------------------------------------------------------------------------------------------
Global Communications          180               557               959               2,084
---------------------------------------------------------------------------------------------------------

INVESTMENT ADVISERS


Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as the co-investment advisers of the International Growth Equity and International Select Equity Funds, and NTI serves as the investment adviser of each of the other Funds.* NTI and NTGIE are each referred to as "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Prospectus as "Northern Trust".


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2001, administered in various capacities (including as master trustee, investment manager or custodian) approximately $____ trillion of assets under discretionary management.
As of June 30, 2001, Northern Trust Corporation and its subsidiaries had approximately $___ in assets, $____ billion in deposits and employed over ____ persons.


Under the Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.


* Prior to January 1, 2001, NTI served as the investment adviser of the Stock Index, Small Cap Index, Small Cap Value and Large Cap Value Funds and TNTC served as the investment adviser of all of the other Funds. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Funds that TNTC was then managing, other than the International Growth and International Equity Funds. On May 2, 2001, NTI and NTGIE assumed TNTC's rights and responsibilities as investment adviser of the International Growth and International Select Equity Funds.

MANAGEMENT OF THE FUNDS

ADVISORY FEES


As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to advisory fees, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds for the fiscal year ended March 31, 2001.



-------------------------------------------------------------------------------------
                                                              ADVISORY FEE PAID
-------------------------------------------------------------------------------------
                                     CONTRACTUAL               FOR FISCAL YEAR
-------------------------------------------------------------------------------------
FUND                                     RATE                   ENDED 3/31/01
-------------------------------------------------------------------------------------
Income Equity                  1.00%                     0.85%
-------------------------------------------------------------------------------------
Stock Index                    0.60%                    0.40%
-------------------------------------------------------------------------------------
Large Cap Value                1.00%                    0.85%
-------------------------------------------------------------------------------------
Growth Equity                  1.00%                    0.85%
-------------------------------------------------------------------------------------
Select Equity                  1.20%                    0.85%
-------------------------------------------------------------------------------------
Blue Chip 20                   1.20%                    N/A
-------------------------------------------------------------------------------------
Mid Cap Growth                 1.00%                    0.85%
-------------------------------------------------------------------------------------
Small Cap Index                0.65%                    0.50%
-------------------------------------------------------------------------------------
Small Cap Value                1.20%                    0.85%
-------------------------------------------------------------------------------------
Small Cap Growth               1.20%                    1.00%
-------------------------------------------------------------------------------------
Growth Opportunities           1.20%                    1.00%
-------------------------------------------------------------------------------------
International Growth Equity    1.20%                    1.00%
-------------------------------------------------------------------------------------
International Select Equity    1.20%                    1.00%
-------------------------------------------------------------------------------------
Technology                     1.20%                    1.00%
-------------------------------------------------------------------------------------
Global Communications          1.25%                    1.05%
-------------------------------------------------------------------------------------



The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Funds reflects the fact that Northern Trust did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

FUND MANAGEMENT


THE INVESTMENT ADVISERS EMPLOY A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE FUNDS. BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

Theodore T. Southworth, Vice President of Northern Trust, has led the management team for the INCOME EQUITY FUND since 1995. He joined Northern Trust in 1984 and during the past five years has managed various equity portfolios.


The management team leaders for the LARGE CAP VALUE FUND are Carl Domino and M. David Roberts. Mr. Domino is a Senior Vice President of NTI. He joined NTI in May 2000. From 1987 to 2000, he served as Managing Partner for Carl Domino Associates, L.P. where he managed various value-oriented equity portfolios. Mr. Roberts has been a portfolio manager with NTI since May 2000. From July 1996 to May 2000, he was with Carl Domino Associates, L.P. where he managed various equity portfolios.


Jon D. Brorson, Senior Vice President of Northern Trust, and John J. Zielinski, Vice President of Northern Trust, are the management team leaders for the GROWTH EQUITY FUND. Mr. Brorson has had such responsibility since July 1998 and Mr. Zielinski has had such responsibility since April 1998. Mr. Brorson has managed equity portfolios with Northern Trust since 1996, and from 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading. Mr. Zielinski joined Northern Trust in 1980 and during the past five years has managed various equity portfolios.

Robert N. Streed, Vice President of Northern Trust, is the management team leader for the SELECT EQUITY FUND. Mr. Streed has had such responsibility for the Fund since it commenced operations in April 1994. Mr. Streed joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.

The management team leader for the BLUE CHIP 20 FUND is Robert G. Mitchell, Vice President of Northern Trust. Mr. Mitchell joined Northern Trust in 1988 and during the past five years has managed various equity portfolios for institutional clients.

Theodore Breckel, Senior Vice President of Northern Trust, and Robert Cook, Vice President of Northern Trust, are the management team leaders for the MID CAP GROWTH FUND. Mr. Breckel has had such responsibility for the Fund since March 1998. Mr. Breckel has been with Northern Trust since 1968. During the past five years, he has managed various equity portfolios. Mr. Cook has had such responsibility for the Fund since July 2000. He has been with Northern Trust since 1986. During the past five years, he has managed various equity portfolios as well as another mutual fund portfolio.

Susan J. French is the management team leader for the SMALL CAP VALUE FUND. Ms. French serves as Vice President of Northern Trust and, since 1998, NTI. Ms. French has had such responsibility for the Fund since it commenced operations in April 1994. Ms. French joined Northern Trust in 1986 and during the past five years has managed various short-term investment and equity index portfolios.


The management team leader for the SMALL CAP GROWTH FUND and GROWTH OPPORTUNITIES FUND is David H. Burshtan, Vice President of Northern Trust. Mr. Burshtan joined Northern Trust in 1999 and manages various equity portfolios. From 1995 to 1999, Mr. Burshtan was a portfolio manager for various small cap portfolios with Scudder Kemper Investments, Inc. From 1993 to 1995, Mr. Burshtan held a variety of analyst and portfolio management positions with Northern Trust.


The management team leader for the INTERNATIONAL GROWTH EQUITY FUND and the INTERNATIONAL SELECT EQUITY FUND is Andrew Parry, Senior Vice President of Northern Trust and Chief Investment Officer, International Equity, of NTGIE. Mr. Parry has had such responsibility since August 14, 2000, when he joined Northern Trust. Mr. Parry was the head of global equities for Julius Baer from 1997 to July 2000. From 1995 to 1997, he was the chief investment officer for Lazard Brothers Asset Management.


The management team leaders for the TECHNOLOGY FUND are John B. Leo, Senior Vice President of Northern Trust, George J. Gilbert, Senior Vice President of Northern Trust, and Michael E. Eggly, Second Vice President of Northern Trust. Mr. Leo has had such responsibility since the Fund commenced operations in April 1996. Mr. Gilbert has had such responsibility since July 1997. Mr. Eggly has had such responsibility since July 2000. Mr. Leo joined Northern Trust in 1984. During the past five years, Mr. Leo has managed various equity and bond portfolios. Mr. Gilbert joined Northern Trust in 1980 and during the past five years has managed various technology portfolios and served as a research analyst concentrating in technology. Mr. Eggly joined Northern Trust in 1999 and manages other equity portfolios and serves as a research analyst concentrating in telecommunications. From 1996 to 1999, he was an equity research associate at Salomon Smith Barney. Prior thereto, he was co-founder and vice president of Financial Insight Systems, a financial data and software provider.

The management co-team leaders for the GLOBAL COMMUNICATIONS FUND are Ken Turek, Vice President of Northern Trust, and Michael E. Eggly. Mr. Turek joined Northern Trust in 1997 and manages equity investment portfolios for institutional clients. From 1994 to 1997, Mr. Turek was the chief equity officer of National Investment Services.

OTHER FUND SERVICES


TNTC serves as transfer agent (the "Transfer Agent") and Custodian for each Fund. The Transfer Agent performs various administrative servicing functions, and any shareholder inquiries should be directed to it. NTI and PFPC Inc. ("PFPC") serve as co-administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described in the Statement of Additional Information.


Pending the issuance by the SEC of an exemptive order concerning such arrangements, TNTC may also render securities lending services to the Funds. When and if such order is issued, TNTC will be entitled to a fee of up to 40% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds for which NTI, TNTC or an affiliate may receive investment advisory or other fees.


TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds, and receive compensation for such services, if consistent with the Investment Company Act of 1940 and the rules, exemptive orders and no-action letters issued by of the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

PURCHASING AND SELLING SHARES

                                PURCHASING SHARES


You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call (800) 595-9111.


                               OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

  BY MAIL


- Read this Prospectus carefully.


- Complete and sign the Purchase Application.


- Enclose a check or money order payable to Northern Funds.


- If you are investing on behalf of a corporation or other entity, your Purchase Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).


- Mail your check, corporate resolution (if needed) and completed Purchase Application to:

   Northern Funds
   P.O. Box 75986
   Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

   801 South Canal Street
   Chicago, Illinois 60607
   Attn: Northern Funds

- For subsequent investments:

   - Enclose your check with the return remittance portion of the confirmation of your previous investment; or


   - Indicate on your check or a separate piece of paper your name, address and account number.


All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

  BY WIRE

TO OPEN A NEW ACCOUNT:


- Call (800) 595-9111 for instructions.


- Complete a Purchase Application and send it to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

- Have your bank wire Federal funds to:

   The Northern Trust Company
   Chicago, Illinois
   ABA Routing No. 0710-00152
   (Reference 10 Digit Fund Account No.)
   (Reference Shareholder's Name)

 BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:


- Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH").


- Have your employer send payments to:

   ABA Routing No. 0710-00152
   (Reference 10 Digit Fund Account No.)
   (Reference Shareholder's Name)


- The minimum periodic investment for direct deposit is $50.


  BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:


- Complete a Purchase Application, including the Automatic Investment section.


-  Send it to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986


- The minimum initial investment is $250; $50 for monthly minimum additions.


TO ADD TO AN ACCOUNT:


- Call (800) 595-9111 to obtain an Automatic Investment Plan Application.


- The minimum for automatic investment additions is $50.


If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

  BY DIRECTED REINVESTMENT

You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.


- Complete the Distribution Options section on the Purchase Application.


- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).


  BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares - By Exchange."

  BY INTERNET

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS.

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You may also purchase shares through other institutions (together with Northern Trust, "Service Organizations") that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your institution, contact your institution directly or call (800) 595-9111. Northern Trust or another Service Organization may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS.

If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another Service Organization and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

  BY MAIL

SEND A WRITTEN REQUEST TO:

  Northern Funds
  P.O. Box 75986
  Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

-  The number of shares or the dollar amount to be redeemed

-  The Fund account number

- A signature guarantee is also required if:

   -  The proceeds are to be sent elsewhere than the address of record, or


   - The redemption amount is greater than $50,000.


  BY WIRE

If you authorize wire redemptions on your Purchase Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.


- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.


- Call the Transfer Agent at (800) 595-9111 for instructions.


- The minimum amount that may be redeemed by this method is $250.


  BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.


- Call (800) 595-9111 for an application form and additional information.


- The minimum amount is $250 per withdrawal.


  BY EXCHANGE

Northern Funds offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the Purchase Application or, if your account is already opened, send a written request to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986


- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange).


- Call (800) 595-9111 for more information.


  BY TELEPHONE

If you authorize the telephone privilege on your Purchase Application, you may redeem Northern Funds shares by phone.

- If your account is already opened, send a written request to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.


- Call (800) 595-9111 to use the telephone privilege.


- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares -- By Mail".


  BY INTERNET

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

REDEEMING AND EXCHANGING THROUGH
NORTHERN TRUST AND OTHER INSTITUTIONS.

If you purchased your Northern Funds shares through an account at Northern Trust or another Service Organization, you may redeem or exchange your shares according to the instructions pertaining to that account.


- Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or another Service Organization, a fee may be charged by those institutions for providing services in connection with your account.


- Contact your account representative at Northern Trust or other Service Organization for more information about redemptions or exchanges.

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Chicago time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.


U.S. and foreign securities held by the Funds generally are valued at their market prices. Shares of an investment company held by the Funds are valued at their NAV. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Adviser. Short-term obligations held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates market value.


A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price provided that either:

- The order is in proper form as described under "Purchasing and Selling Shares" and accompanied by payment of the purchase price;


- The order is placed by Northern Trust or a Service Organization and payment in Federal or other immediately available funds is made on the next Business Day; or


- The order is accepted by an authorized intermediary and payment in Federal or other immediately available Funds is to be made on the next Business Day in accordance with procedures acceptable to Northern Funds.


Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price, provided that payment is made as noted above.

SOCIAL SECURITY/TAX IDENTIFICATION NUMBER. Federal regulations require you to provide a Social Security or other certified taxpayer identification number when you open or reopen an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, the number must be provided and certified within 60 days of the date of the Purchase Application.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.


- You will be responsible for all losses and expenses of a Fund in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.


- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport.

     For additional details, please visit our website at www.northerntrust.com/privatepassport or contact your relationship manager.

- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.

- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page __.

- Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling (800) 595-9111 or sending an e-mail to: northernfunds@execpc.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Chicago time, will be executed on the same day. The redemption or exchange will be effected at that day's closing share price.

Good order means that the request must include the following information:

-    The account number and Fund name

-    The amount of the transaction, in dollar amount or number of shares

- The signature of all account owners exactly as they are registered on the account (except for online, telephone and wire redemptions)

-    Required signature guarantees, if applicable

- Other supporting legal documents that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call (800) 595-9111 for more information about documentation that may be required of these entities


In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page
__.


PAYMENT OF REDEMPTION PROCEEDS. The Funds will make payment for redeemed shares typically within one or two Business Days, but no later than the seventh day after a redemption request is received in good order by the Transfer Agent or an authorized intermediary (or such longer period permitted by the SEC). However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared and collected. This may take up to fifteen days from the purchase date.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed Purchase Application.


- Northern Funds and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Northern Funds reserves the right, on 60 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please visit our web site at www.northerntrust.com/privatepassport or contact your relationship manager.

- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

EXCHANGE PRIVILEGES. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund. It is considered a taxable event and may result in a gain or loss. Northern Funds reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. Northern Funds may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request.

Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing, or follow the procedures found on page __ for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.


BUSINESS DAY. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. In 2001 and 2002, the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

EARLY CLOSINGS. Northern Funds reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when the Transfer Agent or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.


AUTHORIZED INTERMEDIARIES. Northern Funds may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These financial intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Fund's per share NAV next determined.


SERVICE ORGANIZATIONS. Northern Funds may enter into agreements with Service Organizations such as banks, corporations, broker/dealers and other financial institutions, including affiliates of Northern Trust, concerning the provision of support and/or distribution services to their customers who own Fund shares. These support services may include:


- assisting investors in processing purchase, exchange and redemption requests;

-    processing dividend and distribution payments from the Funds;

-    providing information to customers showing their positions in the Funds;
     and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.


For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds. In addition, Northern Trust may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or their shareholders.

Service Organizations may also charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organizations with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the

Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with Northern Funds.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.


SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of the Trust's fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at (800) 595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.


ACCOUNT STATEMENTS. You should contact us in writing regarding any errors or discrepancies within 60 days after the date of any statement you receive confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

The following table summarizes the general distribution policies for each of the Funds. A Fund with an annual dividend or distribution policy may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

                                                  DIVIDENDS, IF ANY,                      CAPITAL GAINS, IF ANY,
FUND                                              DECLARED AND PAID                       DECLARED AND PAID
-------------------------------------------------------------------------------------------------------------------
Income Equity                                     Monthly                                 Annually
-------------------------------------------------------------------------------------------------------------------
Stock Index                                       Quarterly                               Annually
-------------------------------------------------------------------------------------------------------------------
Large Cap Value                                   Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
Growth Equity                                     Quarterly                               Annually
-------------------------------------------------------------------------------------------------------------------
Select Equity                                     Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
Blue Chip 20                                      Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                    Quarterly                               Annually
-------------------------------------------------------------------------------------------------------------------
Small Cap Index                                   Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
Small Cap Value                                   Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                  Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
Growth Opportunities                              Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
International Growth Equity                       Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
International Select Equity                       Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
Technology                                        Annually                                Annually
-------------------------------------------------------------------------------------------------------------------
Global Communications                             Annually                                Annually
-------------------------------------------------------------------------------------------------------------------


A Fund may make additional dividends or distributions if the Trust believes it is in the best interests of the Fund to do so.

TAX CONSIDERATIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

For any Fund, you should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must meet in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund distributions, if any, that are attributable to interest on federal securities.

THE INTERNATIONAL FUNDS AND THE GLOBAL COMMUNICATIONS FUND. It is expected that the International Funds and the Global Communications Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Funds and the Global Communications Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against Federal income tax liability or (2) to take such amount as an itemized deduction.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

RISKS, SECURITIES AND TECHNIQUES

ADDITIONAL INFORMATION ON FUND STRATEGIES, RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND. IT ALSO EXPLORES THE VARIOUS INVESTMENT SECURITIES AND TECHNIQUES THAT THE INVESTMENT MANAGEMENT TEAM MAY USE. THE FUNDS MAY INVEST IN OTHER SECURITIES AND ARE SUBJECT TO FURTHER RESTRICTIONS AND RISKS WHICH ARE DESCRIBED IN THE STATEMENT OF ADDITIONAL INFORMATION. ADDITIONALLY, THE FUNDS MAY PURCHASE OTHER TYPES OF SECURITIES OR INSTRUMENTS SIMILAR TO THOSE DESCRIBED IN THIS
SECTION IF OTHERWISE CONSISTENT WITH THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.


                ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES,
                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. A FUND'S INVESTMENT OBJECTIVE MAY BE CHANGED BY NORTHERN FUNDS' BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL, HOWEVER, BE NOTIFIED OF ANY CHANGES. ANY SUCH CHANGE MAY RESULT IN A FUND HAVING AN INVESTMENT OBJECTIVE DIFFERENT FROM THE OBJECTIVE WHICH THE SHAREHOLDER CONSIDERED APPROPRIATE AT THE TIME OF INVESTMENT IN THE FUND.

CONCENTRATION IN COMMUNICATIONS SECURITIES. The Global Communications Fund's concentration in communications securities presents special risk considerations.

INVESTMENT STRATEGY. The Fund invests principally in companies that design, develop, manufacture, distribute or sell communications services and equipment that enable or enhance data, voice and video transmissions. Such companies use many different technologies, including but not limited to long distance, local and cellular telephone; broadcasting and cable television; wireless, wireline and fiber optic transmission of voice data and video traffic; and other established and emerging technologies.

SPECIAL RISKS. Communications companies may produce or use products or services that prove commercially unsuccessful or become obsolete rapidly. These companies are typically subject to intense competitive pressures and, particularly with respect to more traditional types of communications companies (such as telephone companies), substantial government regulation. Communications companies are often subject to short product cycles, new technical innovations, aggressive pricing, changing consumer preferences, dependency on patent or copyright protection, unfavorable regulatory environments, rate regulation, lack of standardization or compatibility with other technologies and the need for large capital commitments. These factors can affect negatively the financial condition of communications companies, and the Fund's concentration in these companies is expected to be subject to more volatile price movements than a more diversified securities portfolio. In certain instances, the securities of communications companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the communications industry can experience sudden and rapid appreciation and depreciation. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500(R) Index.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest or currency exchange rates or indices. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities.

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities (other than the Income Equity Fund which may invest to a greater extent in derivatives) including structured securities, options, futures, swaps, and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds may also use derivatives for speculative purposes to invest for potential income or capital gain.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.


INVESTMENT STRATEGY. The International Funds intend to invest, and the Global Communications Fund may invest, a substantial portion of their total assets in foreign securities. The Income Equity, Large Cap Value, Growth Equity, Select Equity, Blue Chip 20, Mid Cap Growth, Small Cap Value, Small Cap Growth, Growth Opportunities and Technology Funds may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Funds may also invest in foreign time deposits and other short-term instruments.

The International and Global Communications Funds may invest more than 25% of their total assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland.

SPECIAL RISKS. Foreign securities involve special risks and costs which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are generally located in the Asia/Pacific region, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European
Union ("EU"), may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets of the International Funds and the Global Communications Fund may be denominated in the euro.


INITIAL PUBLIC OFFERINGS. An IPO is a company's first offering of stock to the public.


INVESTMENT STRATEGY. At times, the Mid Cap Growth, Small Cap Value, Small Cap Growth, Growth Opportunities and Global Communications Funds may make significant investments in IPOs.


SPECIAL RISKS. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:


-  BBB or higher by Standard and Poor's Ratings Services ("S&P")


-  Baa or higher by Moody's Investors Service, Inc. ("Moody's"); or


-  BBB or higher by Fitch Inc. ("Fitch").


A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

INVESTMENT STRATEGY. The Funds may invest in fixed income and convertible securities to the extent consistent with their respective investment policies. Except as stated in the next section, fixed income and convertible securities purchased by the Funds will generally be rated investment grade. A Fund may also invest in unrated securities if its Investment Adviser believes they are comparable in quality.


Special risks. Although securities rated BBB by S&P or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether a Fund should continue to hold the security.



NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by S&P or Fitch, or Ba by Moody's.


INVESTMENT STRATEGY. The Funds (with the exception of the Stock Index Fund and Small Cap Index Fund) may invest up to 15% (100% in the case of the Income Equity Fund) of their total assets, measured at the time of purchase, in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.


SPECIAL RISKS. Non-investment grade securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio. Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.


PORTFOLIO TURNOVER. The investment management team will not consider the Fund turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transactions costs, which could reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. [TO BE UPDATED] Northern Funds expects that the annual portfolio turnover rate of the Blue Chip 20 Fund will not exceed _%.


SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.


STRUCTURED SECURITIES. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.


INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective.


SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TRACKING RISK. The Stock Index and Small Cap Index Funds (the "Index Funds") seek to track the performance of their respective benchmark indices.


INVESTMENT STRATEGY. Under normal market conditions, the Investment Adviser expects the quarterly performance of the Index Funds, before expenses, will track the performance of their respective benchmarks within a .95 correlation coefficient.


SPECIAL RISKS. The Index Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Fund from achieving its investment objective.


SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE TECHNOLOGY FUND. The Technology Fund's concentration in technology securities presents special risk considerations.

INVESTMENT STRATEGY. The Technology Fund invests principally in companies that develop, produce or distribute products and services related to advances in technology.

SPECIAL RISKS. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund's concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500(R) Index.

In addition, the Fund's investments may be concentrated in companies that develop or sell computers, software and peripheral products, which present the following additional risks. These companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

                    ADDITIONAL DESCRIPTION OF SECURITIES AND
                          COMMON INVESTMENT TECHNIQUES


ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").


INVESTMENT STRATEGY. The Funds may invest in asset-backed securities rated investment grade (rated BBB or better by S&P or Fitch, or Baa or better by Moody's) at the time of purchase. They may also invest in unrated mortgage-backed securities which the Investment Adviser believes are of comparable quality.


SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds can borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets. Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Funds may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

SPECIAL RISKS. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security will normally also provide income and is therefore subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may invest a portion of their total assets in custodial receipts.


SPECIAL RISKS. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.


EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.


INVESTMENT STRATEGY. Each of the Funds may invest in exchange rate-related securities.


SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds (other than the Stock Index and Small Cap Index Funds) may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International and Global Communications Funds may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a

Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that would not otherwise be incurred.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in futures contracts and options on futures contacts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.


The value of a Fund's futures contracts may equal up to 100% of its total assets. However, a Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Northern Funds' Board of Trustees, that an adequate trading market exists.


SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS.
Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.


INVESTMENT STRATEGY. The Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars to a limited extent for hedging purposes or to seek to increase total return.


SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments are normally illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements are potentially unlimited. A Fund may also suffer a loss if the other party to a transaction defaults.


INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares-SM- (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depositary Receipts ("SPDRs") and similar securities of other issuers.


INVESTMENT STRATEGY. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. Each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or, with respect to the International Funds and the Global Communications Fund, cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Fund are "secured" if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.


PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and policies, the Funds may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. The Funds may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.


INVESTMENT STRATEGY. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.


SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.


SECURITIES LENDING. In order to generate additional income, the Funds may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.


STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of certain stripped securities held by the Funds and adversely affect a Fund's total return.


TEMPORARY INVESTMENTS. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.


INVESTMENT STRATEGY. Each Fund may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions (except for the Stock Index and Small Cap Index Funds which generally will not invest in these securities as part of a temporary defensive strategy to protect against potential stock market declines).


SPECIAL RISKS. A Fund may not achieve its investment objective when its assets are invested in short-term obligations and a Fund may have a lower total return during these periods.


UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.


INVESTMENT STRATEGY. Each Fund may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Fund if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Fund.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. Each Fund may invest in warrants and similar rights. A Fund may also purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.


ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

                                   DISCLAIMERS

The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500(R) Index or any data included therein.

The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell 2000 Index or any data included therein.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

FINANCIAL INFORMATION


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN A FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY _______________________, WHOSE REPORT IS INCLUDED IN THE FUNDS' ANNUAL REPORT ALONG WITH THE FUNDS' FINANCIAL STATEMENTS. THE ANNUAL REPORT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE. AS OF MARCH 31, 2001, SHARES OF THE BLUE CHIP 20 PORTFOLIO HAD NOT BEEN ISSUED TO THE PUBLIC.

FINANCIAL HIGHLIGHTS

[TO BE UPDATED]


                                                                                   INCOME EQUITY FUND
                                                       -------------------------------------------------------------------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                         MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                           2001           2000           1999           1998           1997
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
SELECTED PER SHARE DATA
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR                                       $ 12.73        $ 13.81        $ 11.81        $ 11.59
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Net investment income                                                  0.31           0.46           0.45           0.44
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Net realized and unrealized
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Gains (losses) on investments, options,
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Futures contracts and foreign currency
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Transactions                                                           2.02          (0.41)          3.02           1.19
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Total Income from Investment Operations                                2.33           0.05           3.47           1.63
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS PAID:
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     From net investment income                                            (0.29)         (0.48)         (0.44)         (0.44)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     From net realized gains                                               (0.51)         (0.65)         (1.03)         (0.97)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     In excess of net investment income                                       --             --             --             --
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Total Distributions Paid                                              (0.80)         (1.13)         (1.47)         (1.41)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, END OF YEAR                                             $ 14.26        $ 12.73        $ 13.81        $ 11.81
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
TOTAL RETURN(1)                                                            19.10%          0.67%         31.00%         14.42%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
SUPPLEMENTAL DATA AND RATIOS:
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Net assets, in thousands, end of year                             $ 220,754      $ 118,414      $ 117,562       $ 77,102
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Ratio to average net assets of:(2)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
            Expenses, net of waivers
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
               and reimbursements                                           1.00%          1.00%          1.00%          1.00%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
            Expenses, before waivers
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
               and reimbursements                                           1.34%          1.35%          1.37%          1.42%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
            Net investment income, net of waivers
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
               and reimbursements                                           2.44%          3.54%          3.53%          3.71%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
            Net investment income, (loss)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
               before waivers and reimbursements                            2.10%          3.19%          3.16%          3.29%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
Portfolio Turnover Rate                                                   125.49%         79.95%         81.24%         72.04%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than a full year.

FINANCIAL INFORMATION continued

[TO BE UPDATED]


                                                                                    STOCK INDEX FUND
                                                       -------------------------------------------------------------------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                         MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                           2001           2000           1999           1998           1997(1)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
SELECTED PER SHARE DATA
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR                                       $ 17.34        $ 15.03        $ 10.74        $ 10.00
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Net investment income                                                  0.13           0.16           0.15           0.08
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Net realized and unrealized gains (losses)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
      on investments, options, futures contracts
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
      and foreign currency transactions                                     2.85           2.49           4.80           0.74
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Total Income from Investment Operations                                2.98           2.65           4.95           0.82
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS PAID:
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     From net investment income                                            (0.13)         (0.17)         (0.15)         (0.07)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     From net realized gains                                               (0.10)         (0.17)         (0.51)         (0.01)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     In excess of net investment income                                       --             --             --             --
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Total Distributions Paid                                              (0.23)         (0.34)         (0.66)         (0.08)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, END OF YEAR                                             $ 20.09        $ 17.34        $ 15.03        $ 10.74
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
TOTAL RETURN(2)                                                            17.27%         17.78%         47.11%          8.21%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
SUPPLEMENTAL DATA AND RATIOS:
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Net assets, in thousands, end of year                             $ 545,607      $ 169,062       $ 93,907       $ 35,840
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
     Ratio to average net assets of:(3)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
            Expenses, net of waivers
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
               and reimbursements                                           0.55%          0.55%          0.55%          0.55%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
            Expenses, before waivers
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
               and reimbursements                                           0.93%          1.00%          1.18%          2.23%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
            Net investment income, net of waivers
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
               and reimbursements                                           0.77%          1.10%          1.23%          1.92%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
            Net investment income, (loss)
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
               before waivers and reimbursements                            0.39%          0.65%          0.60%          0.24%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
Portfolio Turnover Rate                                                    12.01%          2.46%         32.06%         64.94%
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                                                         -------        -------        -------        -------
----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

----------------------------------------------------   -------------  -------------  -------------  -------------  -------------

(1) Commenced investment operations on October 7, 1996.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(3) Annualized for periods less than a full year.

FINANCIAL INFORMATION continued

[TO BE UPDATED]


                                                                                         LARGE CAP VALUE FUND
                                                                                    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
                                                                                                  YEAR
                                                                                                  ENDED
                                                                                                MARCH 31,
                                                                                                 2001(1)
--------------------------------------------------------------------------------    ----------------------------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
NET ASSET VALUE, BEGINNING OF YEAR
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
        Net investment income
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
        Net realized and unrealized gains (losses)
--------------------------------------------------------------------------------    ----------------------------------
         on investments, options, futures contracts
--------------------------------------------------------------------------------    ----------------------------------
         and foreign currency transactions
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
       Total Income from Investment Operations
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
LESS DISTRIBUTIONS PAID:
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
        From net investment income
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
        From net realized gains
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
        In excess of net investment income
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
        Total Distributions Paid
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
NET ASSET VALUE, END OF YEAR
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
TOTAL RETURN(2)
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
        Net assets, in thousands, end of year
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
        Ratio to average net assets of:(3)
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
              Expenses, net of waivers
--------------------------------------------------------------------------------    ----------------------------------
               and reimbursements
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
              Expenses, before waivers
--------------------------------------------------------------------------------    ----------------------------------
               and reimbursements
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
              Net investment income, net of waivers
--------------------------------------------------------------------------------    ----------------------------------
               and reimbursements
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
              Net investment income, (loss)
--------------------------------------------------------------------------------    ----------------------------------
               before waivers and reimbursements
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------
Portfolio Turnover Rate
--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------

--------------------------------------------------------------------------------    ----------------------------------


(1) Commenced investment operations on August 3, 2000.

FINANCIAL INFORMATION continued

[TO BE UPDATED]


                                                                                      GROWTH EQUITY FUND
                                                            ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR         YEAR           YEAR          YEAR           YEAR
                                                             ENDED        ENDED          ENDED         ENDED          ENDED
                                                           MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,
                                                             2001          2000           1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $ 21.94        $ 18.62       $ 13.93        $ 13.15
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net investment income                                          0.01           0.02          0.03           0.08
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized gains (losses)
------------------------------------------------------------------------------------------------------------------------------------
         on investments, options, futures contracts
------------------------------------------------------------------------------------------------------------------------------------
         And foreign currency transactions                             5.61           4.51          6.36           1.49
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
        Total Income from Investment Operations                        5.62           4.53          6.39           1.57
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        From net investment income                                     (0.01)         (0.02)        (0.03)         (0.08)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        From net realized gains                                        (2.00)         (1.19)        (1.67)         (0.71)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        In excess of net investment income                             --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Paid                                       (2.01)         (1.21)        (1.70)         (0.79)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                           $ 25.55        $ 21.94       $ 18.62        $ 13.93
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                        27.60%         24.72%        48.06%         11.72%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net assets, in thousands, end of year                          $ 1,368,880    $ 640,948     $ 479,782      $ 302,605
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Ratio to average net assets of:(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of waivers
------------------------------------------------------------------------------------------------------------------------------------
                and reimbursements                                     1.00%          1.00%         1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Expenses, before waivers
------------------------------------------------------------------------------------------------------------------------------------
                and reimbursements                                     1.30%          1.30%         1.30%          1.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Net investment income, net of waivers
------------------------------------------------------------------------------------------------------------------------------------
                and reimbursements                                     (0.12)%        0.08%         0.18%          0.56%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Net investment income, (loss)
------------------------------------------------------------------------------------------------------------------------------------
                before waivers and reimbursements                      (0.42)%        (0.22)%       (0.12)%        0.23%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                88.01%         49.67%        73.85%         67.34%
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


          (1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

          (2)  Annualized periods less than a full year.

FINANCIAL INFORMATION continued

[TO BE UPDATED]


                                                                                      SELECT EQUITY FUND
                                                            ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR         YEAR           YEAR          YEAR           YEAR
                                                             ENDED        ENDED          ENDED         ENDED          ENDED
                                                           MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,
                                                             2001          2000           1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 23.33        $ 19.16       $ 14.55        $ 13.12
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net investment income (loss)                                   --             --            0.02           0.02
------------------------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized gains (losses) on
------------------------------------------------------------------------------------------------------------------------------------
               Investments, options, futures contracts
------------------------------------------------------------------------------------------------------------------------------------
               And foreign currency transactions                       13.66          5.40          6.81           2.05
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
        Total Income (Loss) from Investment Operations                 13.66          5.40          6.83           2.07
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        From net investment income                                     --             (0.01)        (0.02)         (0.02)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        From net realized gains                                        (1.12)         (1.22)        (2.20)         (0.62)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Paid                                       (1.12)         (1.23)        (2.22)         (0.64)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $ 35.87        $ 23.33       $ 19.16        $ 14.55
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                        59.78%         28.79%        49.71%         15.64%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net assets, in thousands, end of period                        $ 524,576      $ 198,530     $ 126,536      $ 63,677
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Ratio to average net assets of:(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of waivers
------------------------------------------------------------------------------------------------------------------------------------
                  and reimbursements                                   1.00%          1.00%         1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Expenses, before waivers
------------------------------------------------------------------------------------------------------------------------------------
                  and reimbursements                                   1.52%          1.54%         1.58%          1.67%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Net investment income (loss), net of
------------------------------------------------------------------------------------------------------------------------------------
                  waivers and reimbursements                           (0.41)%        (0.15)%       0.15%          0.21%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Net investment income (loss), before
                  waivers and reimbursements                           (0.93)%        (0.69)%       (0.43)%        (0.46)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                153.06%        87.73%        148.55%        72.68%
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------     ---------      ---------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

          (1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

          (2)  Annualized for periods less than a full year.

FINANCIAL INFORMATION continued

                                                                 MID CAP                                SMALL CAP
                                                               GROWTH FUND                              INDEX FUND
                                                               -----------                              ----------
[TO BE UPDATED]
------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR         YEAR           PERIOD        YEAR          PERIOD
                                                             ENDED        ENDED          ENDED         ENDED          ENDED
                                                           MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,
                                                             2001          2000           1999(1)      2001           2000(2)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 11.72        $ 10.00                      $ 10.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net investment income (loss)                                   --             --                           0.05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized gains (losses) on
------------------------------------------------------------------------------------------------------------------------------------
               Investments, options, futures contracts
------------------------------------------------------------------------------------------------------------------------------------
               and foreign currency transactions                       13.50          1.72                         2.25
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
        Total Income (Loss) from Investment Operations                 13.50          1.72                         2.30
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        From net investment income                                     --             --                           (0.03)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        From net realized gains                                        (0.89)         --                           (0.12)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Paid                                       (0.89)         --                           (0.15)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $ 24.33        $ 11.72                      $ 12.15
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                        108.66%        17.19%                       23.22%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net assets, in thousands, end of period                        $ 859,118      $ 77,378                     $ 113,712
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Ratio to average net assets of:(4)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of waivers
------------------------------------------------------------------------------------------------------------------------------------
                And reimbursements                                     1.00%          1.00%                        0.65%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Expenses, before waivers
------------------------------------------------------------------------------------------------------------------------------------
                And reimbursements                                     1.31%          1.65%                        1.08%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Net investment income (loss), net of
------------------------------------------------------------------------------------------------------------------------------------
                waivers and reimbursements                             (0.61)%        (0.51)%                      0.76%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Net investment income (loss), before
------------------------------------------------------------------------------------------------------------------------------------
                waivers and reimbursements                             (0.92)%        (1.16)%                      0.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                156.49%        173.39%                      57.01%
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------    ---------                    ---------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

          (1) Commenced investment operations after the close of business on March 31, 1998.

          (2) Commenced investment operations after the close of business on September 3, 1999.

          (3) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

          (4)  Annualized for periods less than a full year.

FINANCIAL INFORMATION continued

                                                                                                                    SMALL CAP
                                                                      SMALL CAP VALUE FUND(1)                      GROWTH FUND
                                                                      -----------------------                      -----------
[TO BE UPDATED]
------------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR        YEAR        YEAR        YEAR        YEAR      YEAR       PERIOD
                                                       ENDED       ENDED       ENDED       ENDED       ENDED     ENDED      ENDED
                                                      MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31, MARCH 31,  MARCH 31,
                                                        2001        2000        1999        1998        1997      2001      2000(2)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 12.32     $ 16.76     $ 12.31     $ 11.58               $ 10.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net investment income (loss)                            0.09        0.04        0.03        0.07                  --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized gains (losses) on
------------------------------------------------------------------------------------------------------------------------------------
               investments, options, futures contracts
------------------------------------------------------------------------------------------------------------------------------------
               and foreign currency transactions                3.46        (3.93)      5.14        1.37                  9.28
------------------------------------------------------------------------------------------------------------------------------------
                                                                ---------   ---------   ---------   ---------             ----------
------------------------------------------------------------------------------------------------------------------------------------
        Total Income (Loss) from Investment Operations          3.55        (3.89)      5.17        1.44                  9.28
------------------------------------------------------------------------------------------------------------------------------------
                                                                ---------   ---------   ---------   ---------             ----------
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        From net investment income                              (0.11)      (0.01)      (0.04)      (0.06)                --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        From net realized gains                                 (1.14)      (0.54)      (0.68)      (0.65)                (0.07)
------------------------------------------------------------------------------------------------------------------------------------
                                                                ---------   ---------   ---------   ---------             ----------
------------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Paid                                (1.25)      (0.55)      (0.72)      (0.71)                (0.07)
------------------------------------------------------------------------------------------------------------------------------------
                                                                ---------   ---------   ---------   ---------             ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $ 14.62     $ 12.32     $ 16.76     $ 12.31               $ 19.21
------------------------------------------------------------------------------------------------------------------------------------
                                                                ---------   ---------   ---------   ---------             ----------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                 30.01%      (23.46)%    42.71%      12.48%                93.05%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net assets, in thousands, end of period                 $ 200,208   $ 264,434   $ 368,579   $ 197,113             $ 550,611
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Ratio to average net assets of:(4)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of waivers
------------------------------------------------------------------------------------------------------------------------------------
                and reimbursements                              1.00%       1.00%       1.00%       1.00%                 1.25%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Expenses, before waivers
------------------------------------------------------------------------------------------------------------------------------------
                and reimbursements                              1.53%       1.52%       1.53%       1.54%                 1.52%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Net investment income (loss), net of
------------------------------------------------------------------------------------------------------------------------------------
                waivers and reimbursements                      0.46%       0.25%       0.28%       0.54%                 (0.68)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Net investment income (loss), before
------------------------------------------------------------------------------------------------------------------------------------
                waivers and reimbursements                      (0.07)%     (0.27)%     (0.25)%     0.00%                 (0.95)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         28.97%      18.74%      18.59%      18.92%                127.56%
------------------------------------------------------------------------------------------------------------------------------------
                                                                ---------   ---------   ---------   ---------             ----------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


          (1)  Formerly known as Small Cap Fund.


          (2) Commenced investment operations after the close of business on September 30, 1999.


          (3) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


          (4)  Annualized for periods less than a full year.


                                                            GROWTH
                                                         OPPORTUNITIES                     INTERNATIONAL GROWTH
                                                             FUND                              EQUITY FUND
[TO BE UPDATED]                                      -----------------------    ---------------------------------------------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                                                        YEAR         YEAR       PERIOD       YEAR        YEAR       YEAR
                                                        ENDED        ENDED       ENDED       ENDED       ENDED      ENDED
                                                       MARCH 31,    MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,  MARCH 31,
                                                       2001(1)        2001        2000        1999        1998       1997
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
SELECTED PER SHARE DATA
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
NET ASSET VALUE, BEGINNING OF YEAR                                            $ 12.57     $ 11.66     $ 10.05     $ 10.23
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      Net investment income (loss)                                            0.26        0.13        0.09        0.09
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      Net realized and unrealized gains (losses) on
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
               investments, options, futures
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
               contracts and foreign
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
               currency transactions                                          3.37        1.36        1.98        0.18
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                                                                              ---------   ---------   ---------   ---------
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      Total Income (Loss) from Investment Operations                          3.63        1.49        2.07        0.27
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                                                                              ---------   ---------   ---------   ---------
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
LESS DISTRIBUTIONS PAID:
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      From net investment income                                              --          --          (0.07)      (0.09)
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      From net realized gains                                                 (1.68)      (0.46)      (0.29)      (0.23)
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      In excess of net investment income                                      (0.20)      (0.12)      (0.10)      --
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      In excess of accumulated net realized gains
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
               on investment transactions                                     --          --          --          (0.13)
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                                                                              ---------   ---------   ---------   ---------
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      Total Distributions Paid                                                  (1.88)      (0.58)      (0.46)      (0.45)
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                                                                              ---------   ---------   ---------   ---------
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
NET ASSET VALUE, END OF YEAR                                                  $ 14.32     $ 12.57     $ 11.66     $ 10.05
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                                                                              ---------   ---------   ---------   ---------
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
TOTAL RETURN(2)                                                               30.51%      13.04%      21.34%      2.61%
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
SUPPLEMENTAL DATA AND RATIOS:
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      Net assets, in thousands, end of year                                   $ 706,553   $ 215,656   $ 178,210   $ 165,892
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
      Ratio to average net assets of:(3)
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
               Expenses, net of waivers
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                  and reimbursements                                          1.25%       1.25%       1.25%       1.25%
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
               Expenses, before waivers
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                  and reimbursements                                          1.58%       1.62%       1.62%       1.63%
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
               Net investment income (loss), net of
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                  waivers and reimbursements                                  0.35%       0.52%       0.79%       0.78%
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
               Net investment income (loss), before
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                  waivers and reimbursements                                  0.02%       0.15%       0.42%       0.40%
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------

---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
Portfolio Turnover Rate                                                       155.57%     177.89%     145.02%     190.94%
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------
                                                                              ----------- ----------- ----------- ----------
---------------------------------------------------- ------------ ----------- ----------- ----------- ----------- ----------


(1)  Commenced investment operations on September 26, 2000.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(3)  Annualized for periods less than a full year.

[TO BE UPDATED]



                                                                             INTERNATIONAL SELECT EQUITY FUND
                                                        ------------------------------------------------------------------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                                                            YEAR            YEAR          YEAR          YEAR           YEAR
                                                            ENDED          ENDED         ENDED          ENDED         ENDED
                                                           MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,
                                                            2001            2000          1999          1998           1997
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
SELECTED PER SHARE DATA
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 12.98       $ 12.52       $ 10.37        $ 10.73
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      Net investment income (loss)                                      0.37          0.04          0.22           0.04

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      Net realized and unrealized gains (losses) on
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
               investments, options, futures contracts
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
               and foreign currency transactions                        3.57          1.08          2.19           (0.25)
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                                                                        -----------   -----------   -----------    -----------
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      Total Income (Loss) from Investment Operations                    3.94          1.12          2.41           (0.21)
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                                                                        -----------   -----------   -----------    -----------
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
LESS DISTRIBUTIONS PAID:
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      From net investment income                                        (0.27)         --           (0.16)         (0.03)
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      From net realized gains                                           (2.09)        (0.65)        --             --
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      In excess of net investment income                                --            (0.01)        (0.10)         (0.04)
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      In excess of accumulated net realized gains
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
               on investment transactions                               --           --             --            (0.08)
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                                                                        -----------   -----------   -----------    -----------
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      Total Distributions Paid                                          (2.36)        (0.66)        (0.26)         (0.15)
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                                                                        -----------   -----------   -----------    ----------
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
NET ASSET VALUE, END OF YEAR                                            $ 14.56       $ 12.98       $ 12.52        $ 10.37
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                                                                        -----------   -----------   -----------    -----------
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
TOTAL RETURN(1)                                                         31.25%        9.16%         23.74%         (1.95)%
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      Net assets, in thousands, end of year                             $ 257,212     $ 124,513     $ 117,618      $ 108,944
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
      Ratio to average net assets of:(2)
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
               Expenses, net of waivers
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                  and reimbursements                                    1.25%         1.25%         1.25%          1.25%
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
               Expenses, before waivers
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                  and reimbursements                                    1.61%         1.66%         1.64%          1.66%
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
               Net investment income (loss), net of
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                  waivers and reimbursements                            0.62%         0.38%         0.29%          0.47%
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
               Net investment income (loss), before
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                  waivers and reimbursements                            0.26%        (0.03)%       (0.10)%        0.06%
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------

------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
Portfolio Turnover Rate                                                 145.46%       168.19%       98.22%         97.60%
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------
                                                                        -----------   -----------   -----------    -----------
------------------------------------------------------- --------------- ------------- ------------- -------------- -------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than a full year.

                                                                             TECHNOLOGY FUND
                                                          -------------------------------------------------------
[TO BE UPDATED]
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                                                              YEAR        YEAR           YEAR          YEAR          YEAR
                                                             ENDED        ENDED         ENDED         ENDED          ENDED
                                                            MARCH 31,    MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,
                                                               2001        2000           1999          1998         1997(1)
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
SELECTED PER SHARE DATA
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $ 29.99       $ 17.11       $ 11.95        $ 10.00
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      Net investment income (loss)                                     --            --            --             --

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      Net realized and unrealized gains (losses) on
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
               investments, options, futures contracts
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
               and foreign currency transactions                       41.56         13.55         6.06           2.10
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                                                                       -----------   ---------     ---------      --------
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      Total Income (Loss) from Investment Operations                   41.56         13.55         6.06           2.10
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                                                                       -----------   ---------     ---------      --------
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
LESS DISTRIBUTIONS PAID:
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      From net investment income                                       --            --            --             --
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      From net realized gains                                          (5.74)        (0.67)        (0.90)         (0.15)

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      In excess of net investment income                               --            --            --             --

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      In excess of accumulated net realized gains
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
               on investment transactions                              --            --            --             --

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                                                                       ------------- -----------   -----------    -----------
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      Total Distributions Paid                                         (5.74)        (0.67)        (0.90)         (0.15)

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                                                                       -----------   ---------     ---------      --------
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
NET ASSET VALUE, END OF YEAR                                           $ 65.81       $ 29.99       $ 17.11        $ 11.95
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                                                                       -----------   ---------     ---------      --------
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
TOTAL RETURN(2)                                                        154.28%       79.97%        52.62%         20.82%
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      Net assets, in thousands, end of year                            $ 2,842,750   $ 343,709     $ 104,389      $ 43,754
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
      Ratio to average net assets of:(3)
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
               Expenses, net of waivers
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                  and reimbursements                                   1.25%         1.23%         1.25%          1.25%
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
               Expenses, before waivers
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                  and reimbursements                                   1.50%         1.53%         1.59%          2.02%
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
               Net investment income (loss), net of
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                  waivers and reimbursements                           (1.05)%       (0.87)%       (0.96)%        (0.75)%
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
               Net investment income (loss), before
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                  waivers and reimbursements                           (1.30)%       (1.17)%       (1.30)%        (1.52)%
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------

--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
Portfolio Turnover Rate                                                156.37%       61.01%        74.75%         67.89%
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------
                                                                       -----------   ---------     ---------      --------
--------------------------------------------------------- ------------ ------------- ------------- -------------- --------------


(1)  Commenced investment operations on April 1, 1996.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(3)  Annualized for periods less than a full year.

[TO BE UPDATED]



                                                                                                     GLOBAL COMMUNICATIONS
                                                                                                             FUND
                                                                                               ----------------------------------
              -------------------------------------------------------------------------------- ----------------------------------
                                                                                                             YEAR
                                                                                                             ENDED
                                                                                                           MARCH 31,
                                                                                                            2001(1)
              -------------------------------------------------------------------------------- ----------------------------------
              SELECTED PER SHARE DATA
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
              NET ASSET VALUE, BEGINNING OF YEAR
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
              INCOME (LOSS) FROM INVESTMENT OPERATIONS:
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                      Net investment income
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                      Net realized and unrealized gains (losses)
              -------------------------------------------------------------------------------- ----------------------------------
                        on investments, options, futures contracts
              -------------------------------------------------------------------------------- ----------------------------------
                        and foreign currency transactions
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                     Total Income from Investment Operations
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
              LESS DISTRIBUTIONS PAID:
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                      From net investment income
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                      From net realized gains
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                      In excess of net investment income
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                      Total Distributions Paid
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
              NET ASSET VALUE, END OF YEAR
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
              TOTAL RETURN(2)
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
              SUPPLEMENTAL DATA AND RATIOS:
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                      Net assets, in thousands, end of year
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                      Ratio to average net assets of:(3)
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                            Expenses, net of waivers
              -------------------------------------------------------------------------------- ----------------------------------
                               and reimbursements
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                            Expenses, before waivers
              -------------------------------------------------------------------------------- ----------------------------------
                               and reimbursements
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                             Net investment income, net of waivers
              -------------------------------------------------------------------------------- ----------------------------------
                               and reimbursements
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
                             Net investment income, (loss)
              -------------------------------------------------------------------------------- ----------------------------------
                               before waivers and reimbursements
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------
              Portfolio Turnover Rate
              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------

              -------------------------------------------------------------------------------- ----------------------------------


(1)  Commenced investment operations on May 15, 2000.

FOR MORE INFORMATION

                            ANNUAL/SEMIANNUAL REPORT

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

                       STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports, and the SAI, are available free upon request by calling The Northern Funds Center at (800) 595-9111.

TO OBTAIN OTHER INFORMATION AND
FOR SHAREHOLDER INQUIRIES:

  By Telephone   Call (800) 595-9111

  By Mail    Northern Funds
             P.O. Box  75986
             Chicago, IL  60675-5986

  On the Internet

Text-only versions of the Funds' documents are available online and may be downloaded from:

- The SEC's website at http://www.sec.gov.

- Northern Funds' website at http://www.northernfunds.com.

You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Northern Funds' documents, after paying a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-942-8090.

                             [NORTHERN FUNDS LOGO]

811-8236

[NORTHERN FUNDS LOGO]


P.O. Box 75986
Chicago, IL 60675-5986
(800) 595-9111

Northern Funds Distributors, LLC, an independent third party.

July 30, 2001

                            NORTHERN FUNDS PROSPECTUS


            NORTHERN FIXED INCOME FUNDS

- U.S. GOVERNMENT FUND

- SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

- INTERMEDIATE TAX-EXEMPT FUND

- CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

- FLORIDA INTERMEDIATE  TAX-EXEMPT FUND

- FIXED INCOME FUND

- TAX-EXEMPT FUND

- ARIZONA TAX-EXEMPT FUND

- CALIFORNIA TAX-EXEMPT FUND

- GLOBAL FIXED INCOME FUND

- HIGH YIELD MUNICIPAL FUND

- HIGH YIELD FIXED INCOME FUND

PROSPECTUS DATED JULY 30, 2001

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

The California Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are not available in certain states. Please call (800) 595-9111 to determine the availability in your state.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS[TO BE UPDATED]

                               RISK RETURN SUMMARY

INFORMATION ABOUT THE OBJECTIVES, PRINCIPAL STRATEGIES AND RISK
CHARACTERISTICS OF EACH FUND.


OVERVIEW......................................................................_
   Definitions................................................................_

FIXED INCOME FUNDS
   U.S. Government Fund......................................................._
   Short-Intermediate U.S. Government Fund...................................._
   Intermediate Tax-Exempt Fund..............................................._
   California Intermediate Tax-Exempt Fund...................................._
   Florida Intermediate Tax-Exempt Fund......................................._
   Fixed Income Fund.........................................................._
   Tax-Exempt Fund............................................................_
   Arizona Tax-Exempt Fund...................................................._
   California Tax-Exempt Fund................................................._
   Global Fixed Income Fund..................................................._
   High Yield Municipal Fund.................................................._
   High Yield Fixed Income Fund..............................................._

PRINCIPAL INVESTMENT RISKS...................................................._

FUND PERFORMANCE.............................................................._
   U.S. Government Fund......................................................._
   Short-Intermediate U.S. Government Fund...................................._
   Intermediate Tax-Exempt Fund..............................................._
   California Intermediate Tax-Exempt Fund...................................._
   Florida Intermediate Tax-Exempt Fund......................................._
   Fixed Income Fund.........................................................._
   Tax-Exempt Fund............................................................_
   Arizona Tax-Exempt Fund...................................................._
   California Tax-Exempt Fund................................................._
   Global Fixed Income Fund..................................................._
   High Yield Municipal Fund.................................................._
   High Yield Fixed Income Fund..............................................._

BROAD-BASED SECURITIES MARKET
INDICES DESCRIPTIONS.........................................................._

FUND FEES AND EXPENSES........................................................_

                             MANAGEMENT OF THE FUNDS

DETAILS THAT APPLY TO THE FUNDS AS A GROUP.

INVESTMENT ADVISERS..........................................................._

ADVISORY FEES................................................................._

FUND MANAGEMENT AND OTHER SERVICES............................................_


                               ABOUT YOUR ACCOUNT

HOW TO OPEN, MAINTAIN AND CLOSE AN ACCOUNT.



PURCHASING AND SELLING SHARES
   Purchasing Shares.........................................................._
   Opening an Account........................................................._
   Selling Shares............................................................._

ACCOUNT POLICIES AND OTHER INFORMATION
   Calculating Share Price...................................................._
   Timing of Fund Purchase Requests..........................................._
   Social Security/Tax Identification Number.................................._
   In-Kind Purchases and Redemptions.........................................._
   Miscellaneous Purchase Information........................................._
   Timing of Redemption and Exchange Requests................................._
   Payment of Redemption Proceeds............................................._
   Miscellaneous Redemption Information......................................._
   Exchange Privileges........................................................_
   Telephone Transactions....................................................._
   Making Changes to Your Account Information................................._
   Signature Guarantees......................................................._
   Business Day..............................................................._
   Early Closings............................................................._
   Authorized Intermediaries.................................................._
   Service Organizations......................................................_
   Shareholder Communications................................................._
   Account Statements........................................................._

DIVIDENDS AND DISTRIBUTIONS..................................................._

TAX CONSIDERATIONS............................................................_

TAX TABLE....................................................................._

 RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION



RISKS, SECURITIES AND TECHNIQUES.............................................._
   Additional Information on Investment
       Objectives, Principal Investment Strategies and Related Risks.........._
   Additional Description of Securities and
       Common Investment Techniques..........................................._

FINANCIAL INFORMATION........................................................._
   Financial Highlights......................................................._

                              FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORT......................................................_

STATEMENT OF ADDITIONAL INFORMATION..........................................._

OVERVIEW

NORTHERN FUNDS IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.


This Prospectus describes the twelve fixed income funds (the "Funds") that are part of the Northern Funds family (the "Trust" or "Northern Funds"). The Trust's six money market and fifteen equity funds are described in separate prospectuses.



In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page _of this Prospectus and the Statement of Additional Information.

                                   DEFINITIONS

CALIFORNIA FUNDS - California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund.

FIXED INCOME FUNDS - U.S. Government Fund, Short-Intermediate U.S. Government Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, Global Fixed Income Fund, High Yield Municipal Fund and High Yield Fixed Income Fund.

TAX-EXEMPT FUNDS - Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund.

FIXED INCOME FUNDS

                              U.S. GOVERNMENT FUND

  INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking a high level of current income, the Fund will invest, under normal market conditions, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

- Treasury bills, notes and bonds;

- Obligations of U.S. government agencies and instrumentalities;

- Mortgage-related securities issued or guaranteed by U.S. government agencies and instrumentalities;

- Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies or instrumentalities;

- Repurchase agreements relating to the above instruments; and

- Structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities.


The Fund may also make limited investments in the obligations of supranational organizations (such as the World Bank).


In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks. The investment management team may engage in active trading, and will not consider portfolio turnover rate a limiting factor in making decisions for the Fund.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between one and ten years.


In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities. Like other types of U.S. government securities, the U.S. government, agency or instrumentality that issues or guarantees a structured debt security is obligated to make principal and interest payments on the security. Structured debt securities, however, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.



RISKS. These primary investment risks apply to the Fund: interest rate/maturity, prepayment (or call), debt extension, U.S. government securities, counterparty failure, guarantor (or credit enhancement), derivatives and structured debt securities risks. See page _for these risks and primary investment risks common to all Funds.

                        SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

  INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income, the Fund will invest, under normal market conditions, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

- U.S. Treasury bills, notes and bonds;

- Obligations of U.S. government agencies and instrumentalities;

- Mortgage-related securities issued or guaranteed by U.S. government agencies and instrumentalities;

- Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies or instrumentalities;

- Repurchase agreements relating to the above instruments; and

- Structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between two and five years.


In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities. Like other types of U.S. government securities, the U.S. government, agency or instrumentality that issues or guarantees a structured debt security is obligated to make principal and interest payments on the security. Structured debt securities, however, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.



RISKS. These primary investment risks apply to the Fund: interest rate/maturity, prepayment, debt extension, U.S. government securities, counterparty failure, guarantor (or credit enhancement), derivatives and structured debt securities risks. See page _for these risks and other primary investment risks common to all Funds.

                          INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser, it may invest to a limited extent in obligations that are below investment grade ("junk bonds").


Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be municipal instruments for the purpose of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between three and ten years.


In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.



RISKS. These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, project/industrial development bond, tax and high-yield risk. See page _ for these risks and primary investment risks common to all Funds.

                     CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and California state personal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax and California state personal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are below investment grade ("junk bonds").


Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal market conditions at least 65% of the Fund's total assets will be invested in instruments the interest on which is exempt from California state personal income tax ("California Municipal Instruments").

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between three and ten years. The Fund is "non-diversified" under the Investment Company Act of 1940 (the "1940 Act") and may invest more of its assets in fewer issuers than "diversified" mutual funds.


In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.



RISKS. These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, California-specific, project/industrial development bond, tax, non-diversification and high-yield risks. See page _ for these risks and primary investment risks common to all Funds.

                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are below investment grade ("junk bonds").


Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal market conditions, at least 65% of the Fund's total assets will be invested in municipal instruments issued by the state of Florida and its municipalities, counties and other taxing districts, as well as other securities exempt from the Florida intangibles tax ("Florida municipal instruments").

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between three and ten years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.


In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows.

The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.



RISKS. These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, Florida-specific, project/industrial development bond, tax, non-diversification, high-yield and portfolio turnover risks. See page _ for these risks and primary investment risks common to all Funds.


                                FIXED INCOME FUND

  INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income, the Fund will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

- Obligations of the U.S. government, its agencies or instrumentalities;

- Obligations of state, local and foreign governments;

- Obligations of domestic and foreign banks and corporations;

- Zero coupon bonds, debentures, convertible securities and preferred stock;

- Mortgage and other asset-backed securities;

- Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

- Repurchase agreements relating to the above instruments.


Although the Fund invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations of foreign issuers and in securities that are below investment grade ("junk bonds").


In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, corporate and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between seven and twelve years.


In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.



The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.



RISKS. These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, high-yield, currency, country, foreign regulatory and portfolio turnover risks. See page _ for these risks and other primary investment risks common to all Funds.


                                 TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are below investment grade ("junk bonds").


Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between ten and thirty years.


In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.



RISKS. These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, project/industrial development bond, tax, high-yield and portfolio turnover risks. See page _ for these risks and other primary investment risks common to all Funds.

                             ARIZONA TAX-EXEMPT FUND

  INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and Arizona state personal income tax by investing in municipal instruments.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax and Arizona state personal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are below investment grade ("junk bonds").

Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal market conditions, at least 65% of the Fund's total assets will be invested in instruments the interest on which is exempt from Arizona state personal income tax ("Arizona municipal instruments").

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between ten and thirty years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows.

The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, Arizona-specific, project/industrial development bond, tax, non-diversification and high-yield risks. See page _ for these risks and other primary investment risks common to all Funds.

                           CALIFORNIA TAX-EXEMPT FUND

  INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and California state personal income tax.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax and California state personal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are below investment grade ("junk bonds").

Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal market conditions, at least 65% of the Fund's total assets will be invested in California municipal instruments.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between ten and thirty years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, California-specific, project/industrial development bond, tax, non-diversification and high-yield risks. See page _ for these risks and other primary investment risks common to all Funds.

                        GLOBAL FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to maximize total return, the Fund will invest, under normal market conditions, at least 65% of its total assets in bonds and other fixed income securities of issuers located in at least three different countries. These securities may include:

- Obligations of U.S. and foreign governments, their agencies or instrumentalities;

- Obligations of supranational organizations (such as the World Bank);

- Obligations of foreign and domestic corporations and banks;

- Zero coupon bonds, debentures, convertible securities and preferred stock of U.S. and foreign issuers; and

- Mortgage and other asset-backed securities.

Although the Fund will invest in issuers located in at least three different countries, U.S. companies may comprise a significant portion of the Fund's portfolio particularly when prevailing U.S. interest rates, credit risk or currency exchange rates are favorable. Although the Fund primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China) depending upon the investment management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern Trust), it may invest to a limited extent in obligations that are below investment grade ("junk bonds").

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as governmental, supranational and corporate obligations) that the team believes will provide a favorable return in light of these risks. In this regard, the investment management team will consider not only the income the Fund will receive from its investments, but also the likelihood that particular securities will have a more favorable or improving credit outlook.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between three and eleven years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, non-diversification, high-yield, currency, country, foreign regulatory and emerging markets risks. See page _ for these risks and other primary investment risks common to all Funds.

                            HIGH YIELD MUNICIPAL FUND
INVESTMENT OBJECTIVE

The Fund seeks a high level of current income exempt from regular Federal income tax.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax, the Fund will invest, under normal market conditions, at least 65% of its total assets in rated and unrated municipal securities that are of low quality (commonly referred to as "junk bonds") or medium or upper medium quality. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial companies.

Upper medium quality securities are rated A by a Nationally Recognized Statistical Rating Organization, and medium quality securities are rated BBB or Baa by a Nationally Recognized Statistical Rating Organization. Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization. Unrated securities will be of comparable quality.

Lower quality securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. There is no minimum rating for a municipal instrument purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund primarily invests in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. During temporary defensive periods, however, all or any portion of a Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the High Yield Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

The Fund is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to Federal tax.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests only in investment grade instruments.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These primary investment risks apply to the Fund: interest rate/maturity, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, high-yield and portfolio turnover risks. See page _ for these risks and primary investment risks common to all Funds.


                          HIGH YIELD FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income. In doing so, the Fund may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will invest, under normal market conditions, at least 65% of its total assets in rated and unrated lower quality securities (commonly referred to as "junk bonds"). These may include:

- Obligations of U.S. and foreign corporations and banks;

- Obligations of foreign, state and local governments;

- Obligations of the U.S. government, its agencies or instrumentalities;

- Senior and subordinated bonds and debentures;

- Mortgage and other asset-related securities;

- Zero coupon, pay-in-kind and capital appreciation bonds;

- Convertible securities, preferred stock, structured securities and loan participations;

- Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in debt or convertible securities; and

- Repurchase agreements relating to the above instruments.

Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization. Unrated securities will be determined to be of comparable quality by the Investment Adviser.

Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed income securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest to a limited extent in the obligations of foreign issuers.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. The investment management team may also consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities may be leveraged and is closely related to changes in prevailing interest rates and expected cash flows. The Fund may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These primary investment risks apply to the Fund: interest rate/maturity, prepayment, debt extension, counterparty failure, guarantor (or credit enhancement), derivatives, structured debt securities, technology, high-yield, currency, country, foreign regulatory and portfolio turnover risks. See page _ for these risks and other primary investment risks common to all Funds.

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

AN INVESTMENT IN EACH OF THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment.

                          RISKS THAT APPLY TO ALL FUNDS

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed income securities held by a Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY FAILURE RISK is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

STRUCTURED DEBT SECURITIES RISK is the risk that loss may result from a Fund's investments in structured debt securities, which are derivative instruments and may be leveraged. The value of structured debt securities may be adversely affected by changes in the interest rate payable on a security while held by a Fund. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured debt security.

                  RISKS THAT APPLY PRIMARILY TO THE TAX-EXEMPT
                     FUNDS AND THE HIGH YIELD MUNICIPAL FUND

ARIZONA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in Arizona municipal instruments will be more exposed to negative political or economic factors in Arizona than a Fund that invests more widely. Arizona's economy is largely composed of services, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. From time to time Arizona and its political subdivisions have encountered financial difficulties.

CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political or economic factors in California than a Fund that invests more widely. California's economy is largely composed of high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The exposure to these industries leaves California vulnerable to an economic slowdown associated with business cycles in these industries. Furthermore, the state budget continues to be under stress from mandated spending on education and the social needs of a growing population. From time to time California and its political subdivisions have encountered financial difficulties.

FLORIDA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in Florida municipal instruments will be more exposed to negative political or economic factors in Florida than a Fund that invests more widely. Florida's economy is largely composed of services, trade, construction, agriculture, manufacturing and tourism. The exposure to these industries, particularly tourism, leaves Florida vulnerable to an economic slowdown associated with business cycles. When compared with other states, Florida has a proportionately greater retirement age population, and property income (dividends, interest and rent) and transfer payments (including social security and pension benefits) are a relatively more important source of income. Proportionately greater dependency on these revenues leaves the state vulnerable to a decline in these revenues. Furthermore, because of Florida's rapidly growing population, corresponding increases in state revenue will be necessary during the next decade to meet increased burdens on the various public and social services provided by the state. From time to time Florida and its political subdivisions have encountered financial difficulties.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay tax-exempt dividends.

  RISK THAT APPLIES PRIMARILY TO THE GLOBAL FIXED INCOME FUND, THE CALIFORNIA FUNDS, THE FLORIDA INTERMEDIATE TAX-EXEMPT FUND AND THE ARIZONA TAX-EXEMPT FUND

NON-DIVERSIFICATION RISK is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.


                                   OTHER RISKS


HIGH-YIELD RISK may impact the value of non-investment grade securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Fund may not achieve the expected return from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.


CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.


PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to result in increased Fund expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. [TO BE UPDATED] For the last fiscal year, the annual portfolio turnover rates of the __________, ___________, ___________ and ______________Funds exceeded 100%. It is expected that the annual portfolio turnover rates of the ________ and ___________Funds may also exceed 100%.


TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.


MORE INFORMATION ABOUT THE RISKS OF INVESTING IN THE FUNDS IS PROVIDED IN "RISKS, SECURITIES AND TECHNIQUES" BEGINNING ON PAGE _ OF THIS PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER THE RISKS DISCUSSED IN THIS SECTION AND "RISKS, SECURITIES AND TECHNIQUES" BEFORE INVESTING IN A FUND.

FUND PERFORMANCE


THE BAR CHARTS AND TABLES BELOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX PLEASE SEE PAGE _.


The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Fund's performance would have been reduced.


     U.S. GOVERNMENT FUND

CALENDAR YEAR TOTAL RETURN

     [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


               1995          1996         1997          1998         1999           2000
               ------        ------       ------        ------       ------         ------
               12.55%        3.11%        7.22%         7.60%        0.30%          9.58%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



          Best Quarter Return
             Q3_ '_98 _+4.48%


                              Worst Quarter Return
                                 Q1 '96 (1.13)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                      SINCE
                                       1-YEAR          5-YEAR         INCEPTION
-------------------------------------------------------------------------------
U.S. Government Fund
(Inception 4/1/94)                     9.58%           5.51%          5.90%
-------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government
Bond Index*                            10.47%          6.19%          6.71%
-------------------------------------------------------------------------------


* The Index figures do not reflect any fees or expenses.

            SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                    2000
                                    -----
                                    7.89%


[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



          Best Quarter Return
             Q4 '00 +2.82%



                              Worst Quarter Return
                                  Q1 '00 +1.05%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)


                                                        SINCE
                                         1-YEAR         INCEPTION
-----------------------------------------------------------------
Short-Intermediate
U.S. Government Fund
(Inception 10/1/99)                      7.89%          6.86%
-----------------------------------------------------------------
Merrill Lynch 1-5 Year Government
Bond Index*                              9.02%          7.45%
-----------------------------------------------------------------


* The Index figures do not reflect any fees or expenses.

            INTERMEDIATE TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                        1995          1996         1997          1998         1999           2000
                        ----          ----         ----          ----         ----           ----
                        12.02%        3.32%        5.79%         5.22%        (0.97)%        8.05%


[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)




             Best Quarter Return
                Q1 '95 +4.58%



                              Worst Quarter Return
                                 Q2 '99 (1.50)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                  SINCE
                                      1-YEAR         5-YEAR       INCEPTION
------------------------------------------------------------------------------
Intermediate Tax-Exempt
Fund (Inception 4/1/94)               8.05 %         4.24%        4.85%
------------------------------------------------------------------------------
Lehman Brothers Mutual
Fund Intermediate
Municipal Bond Index*                 9.35 %         5.70%        6.44%
------------------------------------------------------------------------------






* The Index figures do not reflect any fees or expenses.

            CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND



CALENDAR YEAR TOTAL RETURN



                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]



                                    2000
                                    ----
                                    10.31%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



            Best Quarter Return
               Q4 '00 +3.29%



                              Worst Quarter Return
                                  Q2 '00 +1.51%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                  SINCE
                                             1-YEAR               INCEPTION
-------------------------------------------------------------------------------------
California Intermediate
Tax-Exempt Fund
(Inception 10/1/99)                           10.31%              7.86%
-------------------------------------------------------------------------------------
Lehman Brothers Mutual
Fund California Intermediate
Tax-Exempt Municipal
Index*                                        9.71%               7.02%
-------------------------------------------------------------------------------------



* The Index figures do not reflect any fees or expenses.



                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                           1997          1998         1999          2000
                           ----          ----         ----          ----
                           7.58%         5.68%        (1.19)%       8.26%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



            Best Quarter Return
               Q3 '98 +3.27%



                              Worst Quarter Return
                                 Q2 '99 (1.61)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                  SINCE
                                             1-YEAR               INCEPTION
--------------------------------------------------------------------------------
Florida Intermediate
Tax-Exempt Fund
(Inception 8/15/96)                          8.26%                5.24%
--------------------------------------------------------------------------------
Lehman Brothers Mutual
Fund Florida Intermediate
Tax-Exempt Municipal
Index*                                       8.72%                5.51%
--------------------------------------------------------------------------------


* The Index figures do not reflect any fees or expenses.

            FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN

             [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                      1995          1996         1997          1998         1999           2000
                      ----          ----         ----          ----         ----           ----
                      18.78%        2.61%        9.28%         8.08%        (2.91)%        11.08%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



         Best Quarter Return
            Q2 '95 +6.56%



                              Worst Quarter Return
                                 Q1 '96 (2.82)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                 SINCE
                                   1-YEAR         5-YEAR         INCEPTION
-------------------------------------------------------------------------------
Fixed Income
Fund (Inception 4/1/94)            11.08%         5.50%          6.79%
-------------------------------------------------------------------------------

Lehman Brothers
Aggregate Bond Index*              11.63%         6.46%          7.40%
-------------------------------------------------------------------------------







* The Index figures do not reflect any fees or expenses.



            TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

         [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                   1995          1996         1997          1998         1999           2000
                   ------        ------       ------        ------       ------         ----
                   17.48%        2.77%        8.69%         5.86%        (4.17)%        12.42%


[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



          Best Quarter Return
             Q1 '95 +6.64%



                              Worst Quarter Return
                                 Q2 '99 (2.39)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                   SINCE
                                    1-YEAR         5-YEAR          INCEPTION
-------------------------------------------------------------------------------
Tax-Exempt Fund
(Inception 4/1/94)                  12.42%         4.96%           6.04%
-------------------------------------------------------------------------------
Lehman Brothers
Mutual Fund
Municipal Bond Index*               11.68%         5.84%           6.86%
-------------------------------------------------------------------------------


* The Index figures do not reflect any fees or expenses.

            ARIZONA TAX-EXEMPT FUND



CALENDAR YEAR TOTAL RETURN



                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]



                                      2000
                                      ----
                                      11.23%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



          Best Quarter Return
             Q4 '00 +4.87%



                              Worst Quarter Return
                                  Q2 '00 +1.33%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                   SINCE
                                    1-YEAR         INCEPTION
-------------------------------------------------------------------
Arizona Tax-Exempt
Fund (Inception 10/01/99)           11.23%         8.90%
-------------------------------------------------------------------
Lehman Brothers Arizona
Municipal Bond Index*               10.32%         7.55%
-------------------------------------------------------------------



* The Index figures do not reflect any fees or expenses.


            CALIFORNIA TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                    1998          1999         2000
                    ----          ----         ----
                    6.47%         (4.04)%      14.05%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



          Best Quarter Return
             Q 4 '00 +4.84%



                              Worst Quarter Return
                                Q2 '99 (2.64) _%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                           SINCE
                                      1-YEAR               INCEPTION
-----------------------------------------------------------------------
California Tax-Exempt
Fund (Inception 4/8/97)               14.05%               7.12%
-----------------------------------------------------------------------
Lehman Brothers Mutual Fund
California Municipal Index*           12.36%               6.91%
-----------------------------------------------------------------------


* The Index figures do not reflect any fees or expenses.

                            GLOBAL FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                 1995          1996         1997          1998         1999           2000
                 ----          ----         ----          ----         ----           ----
                 19.75%        5.54%       (2.49)%        17.12%      (8.41)%         0.39%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



         Best Quarter Return
           Q1 '95 +11.06%



                              Worst Quarter Return
                                 Q1 '97 (5.68)_%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                               SINCE
                                  1-YEAR        5-YEAR         INCEPTION
-----------------------------------------------------------------------------
Global Fixed Income
Fund (Inception 4/1/94)           0.39%         2.08%          4.52%
-----------------------------------------------------------------------------

J.P. Morgan Government
Bond Index-Global*                8.26%         6.76%          7.33%
-----------------------------------------------------------------------------






* The Index figures do not reflect any fees or expenses.





                            HIGH YIELD MUNICIPAL FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                      1999      2000
                                      ----      ----
                                     (6.20)%    6.57%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



         Best Quarter Return
            Q3 '00 +2.52%



                              Worst Quarter Return
                                 Q4 '99 (3.54)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                    SINCE
                                             1-YEAR               INCEPTION
--------------------------------------------------------------------------------
High Yield Municipal
Fund  (Inception 12/31/98)                   6.57%                (0.02)%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Non-Investment Grade
Bond Index*                                  6.10%                2.07%
--------------------------------------------------------------------------------


* The Index figures do not reflect any fees or expenses.

                          HIGH YIELD FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                            1999       2000
                            ----       ----
                            4.84%      (6.50)%



[TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: _%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



          Best Quarter Return
            Q4 '99 +2.74%



                              Worst Quarter Return
                                 Q4 '00 (5.10)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                               SINCE
                                               1-YEAR          INCEPTION
-----------------------------------------------------------------------------
High Yield Fixed
Income Fund  (Inception 12/31/98)              (6.50)%         (0.99)%
-----------------------------------------------------------------------------
Merrill Lynch High Yield
Master II Index*                               (5.34)%         (1.15)%
-----------------------------------------------------------------------------
Lehman Brothers High Yield
Corporate Bond Index*                          (5.86)%         (1.82)%
-----------------------------------------------------------------------------


* The Index figures do not reflect any fees or expenses.

BROAD-BASED SECURITIES MARKET
INDICES DESCRIPTIONS

THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years. The Index figures do not reflect any fees or expenses.


THE LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years. The Index figures do not reflect any fees or expenses.



THE LEHMAN BROTHERS MUTUAL FUND CALIFORNIA INTERMEDIATE TAX-EXEMPT MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years. The Index figures do not reflect any fees or expenses.


THE LEHMAN BROTHERS MUTUAL FUND FLORIDA INTERMEDIATE TAX-EXEMPT MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.

THE LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years. The Index figures do not reflect any fees or expenses.




THE LEHMAN BROTHERS MUTUAL FUND MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.


THE LEHMAN BROTHERS ARIZONA MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.



THE LEHMAN BROTHERS MUTUAL FUND CALIFORNIA MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.


THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer. The Index figures do not reflect any fees or expenses.

THE LEHMAN BROTHERS HIGH YIELD CORPORATE BOND INDEX is a market value-weighted index that tracks the daily price-only, coupon and total return performance of noninvestment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the U.S. Securities and Exchange Commission. The Index figures do not reflect any fees or expenses.

THE LEHMAN BROTHERS MUNICIPAL NON-INVESTMENT GRADE BOND INDEX is an unmanaged index of noninvestment grade (Ba or lower) tax-exempt bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.

THE J.P. MORGAN GOVERNMENT BOND INDEX- GLOBAL is an unmanaged index of traded government fixed income securities which can be purchased by international investors. The Index figures do not reflect any fees or expenses.

THE MERRILL LYNCH HIGH YIELD MASTER II INDEX is a market capitalization weighted total return index covering U.S. dollar denominated high-yield bonds with at least $100 million par amount outstanding, greater than or equal to one year to maturity and a credit rating less than BBB3 (composite rating), but not in default. The Index figures do not reflect any fees or expenses.


MERRILL LYNCH 1-5 YEAR GOVERNMENT BOND INDEX is an unmanaged index of prices of U.S. Treasury Notes with maturities of one to five years. The Index figures do not reflect any fees or expenses.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. For more information, please see "Account Policies and Other Information" on page _.


SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                        SALES
                                       SALES                            CHARGE
                                       CHARGE        DEFERRED           (LOAD)
                                       (LOAD)          SALES           IMPOSED ON
                                     IMPOSED ON       CHARGE           REINVESTED          REDEMPTION        EXCHANGE
FUND                                 PURCHASES        (LOAD)         DISTRIBUTIONS          FEES(1)            FEES
----------------------------------------------------------------------------------------------------------------------
U.S. Government                      None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
Short-Intermediate                   None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
  U.S. Government                    None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt              None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
California Intermediate              None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
   Tax-Exempt                        None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
Florida Intermediate                 None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
    Tax-Exempt                       None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
Fixed Income                         None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
Tax-Exempt                           None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                   None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
Global Fixed Income                  None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
High Yield Municipal                 None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income              None             None           None                 None               None
----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                           MANAGEMENT      DISTRIBUTION          OTHER            TOTAL ANNUAL FUND
                                           FEES            (12B-1) FEES(2)       EXPENSES(3)      OPERATING EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------
U.S. Government                            0.75%           0.00%                 0.30%            1.05%
-----------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government         0.75%           0.00%                 0.38%            1.13%
-----------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                    0.75%           0.00%                 0.29%            1.04%
-----------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt         0.75%           0.00%                 0.35%            1.10%
-----------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt            0.75%           0.00%                 0.46%            1.21%
-----------------------------------------------------------------------------------------------------------------------
Fixed Income                               0.75%           0.00%                 0.29%            1.04%
-----------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                 0.75%           0.00%                 0.29%            1.04%
-----------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                         0.75%           0.00%                 0.39%            1.14%
-----------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                      0.75%           0.00%                 0.33%            1.08%
-----------------------------------------------------------------------------------------------------------------------
Global Fixed Income                        0.90%           0.00%                 0.84%            1.74%
-----------------------------------------------------------------------------------------------------------------------
High Yield Municipal                       0.75%           0.00%                 0.59%            1.34%
-----------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                    0.75%           0.00%                 0.31%            1.06%
-----------------------------------------------------------------------------------------------------------------------

                                    FOOTNOTES

(1) A fee of $15.00 may be applicable for each wire redemption.


(2) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. During the last fiscal year the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.


(3) These expenses include custodian, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The co-administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% or the average daily net assets of each Fund. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net asset value of each of the Funds.


(4) As a result of voluntary fee reductions, waivers and reimbursements, "Total Annual Net Fund Operating Expenses" which are actually incurred by the Funds are set forth below. The voluntary fee reductions, waivers and reimbursements may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, "Total Annual Net Fund Operating Expenses" may increase without shareholder approval.


[TO BE UPDATED]



                                                                                                             TOTAL ANNUAL
                                MANAGEMENT         DISTRIBUTION        OTHER                              NET FUND OPERATING
FUND                       FEES (AFTER WAIVERS)    (12B-1) FEES       EXPENSES    REIMBURSED AMOUNTS          EXPENSES
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
U.S. Government          __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
Short-Intermediate U.S.  __%                    __%                 __%          __%                   __%
  Government
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
Intermediate Tax-Exempt  __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
California Intermediate  __%                    __%                 __%          __%                   __%
  Tax-Exempt
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
Florida Intermediate     __%                    __%                 __%          __%                   __%
  Tax-Exempt
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
Fixed Income             __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
Tax-Exempt               __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
Arizona Tax-Exempt       __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
California Tax-Exempt    __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
Global Fixed Income      __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
High Yield Municipal     __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------
High Yield Fixed Income  __%                    __%                 __%          __%                   __%
------------------------ ---------------------- ------------------- ------------ --------------------- -----------------------


EXAMPLE


The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------- ----------- --------- -------- ---------
FUND                                 ONE YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------- ----------- --------- -------- ---------
U.S. Government                        $107       $334      $579    $1,283
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
Short-Intermediate U.S.                115        359       622     1,375
  Government
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
Intermediate Tax-Exempt                106        331       574     1,271
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
California Intermediate                112        350       606     1,340
  Tax-Exempt
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
Florida Intermediate                   123        384       665     1,466
   Tax-Exempt
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
Fixed Income                           106        331       574     1,271
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
Tax-Exempt                             106        331       574     1,271
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
Arizona Tax-Exempt                     116        362       628     1,386
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
California Tax-Exempt                  110        343       595     1,317
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
Global Fixed Income                    177        548       944     2,052
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
High Yield Municipal                   136        425       734     1,613
---------------------------------- ----------- --------- -------- ---------
---------------------------------- ----------- --------- -------- ---------
High Yield Fixed Income                108        337       585     1,294
---------------------------------- ----------- --------- -------- ---------


INVESTMENT ADVISERS


Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as the co-investment advisers of the Global Fixed Income Fund, and NTI serves as the investment adviser of each of the other Funds.* NTI and NTGIE are each referred to as an "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Prospectus as "Northern Trust."


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2001, administered in various capacities (including as master trustee, investment manager or custodian) approximately $_ trillion of assets under discretionary management. As of June 30, 2001, Northern Trust Corporation and its subsidiaries had approximately $_ in assets, $___ billion in deposits and employed over ____ persons.


Under the Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.


* Prior to January 1, 2001, TNTC served as the investment adviser for all the Funds. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Funds that TNTC was then managing, other than the Global Fixed Income Fund. On May 2, 2001, NTI and NTGIE assumed TNTC's rights and responsibilities as investment adviser of the Global Fixed Income Fund.

ADVISORY FEES

As compensation for advisory services and assumption of related expenses, the Investment Advisers are entitled to the advisory fees, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds for the fiscal year ended March 31, 2001.



                                                                                      ADVISORY FEE PAID
                                                              CONTRACTUAL             FOR FISCAL YEAR
FUND                                                              RATE                 ENDED 3/31/01
--------------------------------------------------------- --------------------- -------------------------
U.S. Government                                                  0.75%                     0.75%
--------------------------------------------------------- --------------------- -------------------------
Short-Intermediate U.S. Government                               0.75%                     0.75%
--------------------------------------------------------- --------------------- -------------------------
Intermediate Tax-Exempt                                          0.75%                     0.70%
--------------------------------------------------------- --------------------- -------------------------
California Intermediate Tax-Exempt                               0.75%                     0.70%
--------------------------------------------------------- --------------------- -------------------------
Florida Intermediate Tax-Exempt                                  0.75%                     0.70%
--------------------------------------------------------- --------------------- -------------------------
Fixed Income                                                     0.75%                     0.75%
--------------------------------------------------------- --------------------- -------------------------
Tax-Exempt                                                       0.75%                     0.70%
--------------------------------------------------------- --------------------- -------------------------
Arizona Tax-Exempt                                               0.75%                     0.70%
--------------------------------------------------------- --------------------- -------------------------
California Tax-Exempt                                            0.75%                     0.70%
--------------------------------------------------------- --------------------- -------------------------
Global Fixed Income                                              0.90%                     0.90%
--------------------------------------------------------- --------------------- -------------------------
High Yield Municipal                                             0.75%                     0.70%
--------------------------------------------------------- --------------------- -------------------------
High Yield Fixed Income                                          0.75%                     0.75%
--------------------------------------------------------- --------------------- -------------------------



The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Funds reflects that Northern Trust did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

FUND MANAGEMENT

THE INVESTMENT ADVISER EMPLOYS A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE FUNDS. BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

The management team leader for the U.S. GOVERNMENT FUND is Deborah Boyer, Vice President of Northern Trust. Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern Trust in October 2000. From 1989 to 1996, Ms. Boyer was with First Chicago NBD Corporation where she served as a government bond trader and managed a government bond portfolio. From 1996 to October 2000, she was a portfolio manager at T. Rowe Price where she managed various taxable fixed income portfolios.


The management team leader for the SHORT-INTERMEDIATE U.S. GOVERNMENT
FUND is Ms. Boyer.  Ms. Boyer has had such responsibility since November 2000.


The management team leader for the INTERMEDIATE TAX-EXEMPT FUND is Timothy T.A. McGregor, Second Vice President of Northern Trust. Mr. McGregor has had such responsibility for the Fund since November 2000. Mr. McGregor joined Northern Trust in 1989 and during the last five years has managed various municipal bond portfolios.


The management team leader for the CALIFORNIA INTERMEDIATE TAX-EXEMPT and ARIZONA TAX-EXEMPT FUNDS is Eric V. Boeckmann, Vice President of Northern Trust. Mr. Boeckmann joined Northern Trust in 1985 and during the past five years has managed various municipal bond portfolios, including common trust funds invested in municipal securities.


The management team leader for the FLORIDA INTERMEDIATE TAX-EXEMPT FUND is Gregory A. Bell, Second Vice President of Northern Trust. Mr. Bell has had such responsibility for the Fund since November 1998. Mr. Bell joined Northern Trust in 1984 and during the past five years has managed various municipal bond portfolios.

The management team leaders for the FIXED INCOME FUND are Mr. Wirth and Steven
M. Schafer, Vice President of Northern Trust. Mr. Wirth has had such responsibility for the Fund since July 1998 and Mr. Schafer has had such responsibility since the Fund commenced operations in April 1994. Mr. Schafer joined Northern Trust in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies.

The management team leader for the TAX-EXEMPT FUND is Mr. McGregor. Mr. McGregor has had such responsibility for the Fund since November 1998.


The management team leader for the CALIFORNIA TAX-EXEMPT FUND is Mr. Boeckmann. Mr. Boeckmann has had such responsibility for the Fund since April 1998.

The management team leader for the GLOBAL FIXED INCOME FUND is Guy Williams, Vice President of Northern Trust. Mr. Williams has had such responsibility for the Fund since September 1999. Mr. Williams joined Northern Trust in 1999. From 1992 to 1999, he was a global fixed income manager for Paribas Asset Management.

The management team leader for the HIGH YIELD MUNICIPAL FUND is Ms. McCart. Ms. McCart has had such responsibility since the Fund commenced operations in December 1998.

The management team leader for the HIGH YIELD FIXED INCOME FUND is Eric Misenheimer, Vice President of Northern Trust. Mr. Misenheimer has had such responsibility since July 1999. Mr. Misenheimer joined Northern Trust in 1999. From April 1998 to May 1999, Mr. Misenheimer was with Stein Roe & Farnham Incorporated where he had been a senior research analyst and assisted with portfolio management of various high yield bond portfolios. From 1993 to 1998, he was a research analyst with Falcon Asset Management.

OTHER FUND SERVICES


TNTC serves as transfer agent (the "Transfer Agent")and custodian for each Fund. The Transfer Agent performs various administrative servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as co-administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described in the Statement of Additional Information.


Pending the issuance by the SEC of an exemptive order concerning such arrangements, TNTC may also render securities lending services to the Funds. When and if such order is issued, TNTC will be entitled to a fee of up to 40% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds for which NTI, TNTC or an affiliate may receive investment advisory or other fees.


TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds, and receive compensation for such services, if consistent with the Investment Company Act of 1940 and the rules, exemptive orders and no-action letters issued by of the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

PURCHASING AND SELLING SHARES

                                PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call (800) 595-9111.

                               OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

  BY MAIL

- Read this Prospectus carefully.


- Complete and sign the Purchase Application.


- Enclose a check or money order payable to Northern Funds.

- If you are investing on behalf of a corporation or other entity, your Purchase Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).

- Mail your check, corporate resolution (if needed) and completed Purchase Application to:

  Northern Funds
  P.O. Box 75986
  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  801 South Canal Street
  Chicago, Illinois 60607
  Attn: Northern Funds

- For subsequent investments:

  - Enclose your check with the return remittance portion of the confirmation of your previous investment; or

  - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

  BY WIRE

TO OPEN A NEW ACCOUNT:

- Call (800) 595-9111 for instructions.

- Complete a Purchase Application and send it to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

- Have your bank wire Federal funds to:

  The Northern Trust Company
  Chicago, Illinois
  ABA Routing No. 0710-00152
  (Reference 10 Digit Fund Account No.)
  (Reference Shareholder's Name)

  BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH").

- Have your employer send payments to:

  ABA Routing No. 0710-00152
  (Reference 10 Digit Fund Account No.)
  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.


  BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

- Complete a Purchase Application, including the Automatic Investment section.

- Send it to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN ACCOUNT:

- Call (800) 595-9111 to obtain an Automatic Investment Plan Application.


- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

  BY DIRECTED REINVESTMENT

You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.

- Complete the Distribution Options section on the Purchase Application.


- Reinvestments can only be directed to an existing Trust account (which must meet the minimum investment requirement).

  BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Northern Fund offered by the Trust. See "Selling Shares - By Exchange."

  BY INTERNET

You may initiate transactions between Northern Trust accounts and Trust accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase Trust shares through Northern Trust. You may also purchase shares through other institutions (together with Northern Trust, "Service Organizations") that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call (800) 595-9111. Northern Trust or another Service Organization may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

                                 SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another Service Organization and you appear on Trust records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

  BY MAIL

SEND A WRITTEN REQUEST TO:

  Northern Funds
  P.O. Box 75986
  Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed

- The Fund account number

- A signature guarantee is also required if:

  - The proceeds are to be sent elsewhere than the address of record, or

  - The redemption amount is greater than $50,000.

  BY WIRE

If you authorize wire redemptions on your Purchase Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.


- Call the Transfer Agent at (800) 595-9111 for instructions.


- The minimum amount that may be redeemed by this method is $250.

  BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

- Call (800) 595-9111 for an application form and additional information.


- The minimum amount is $250 per withdrawal.

  BY EXCHANGE

The Trust offers you the ability to exchange shares of one Fund for another Fund in the Trust family.

- When opening an account, complete the Exchange Privilege section of the Purchase Application or, if your account is already opened, send a written request to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange).


- Call (800) 595-9111 for more information.

  BY TELEPHONE

If you authorize the telephone privilege on your Purchase Application, you may redeem Trust shares by phone.

- If your account is already opened, send a written request to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees

- Call (800) 595-9111 to use the telephone privilege.


- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares - By Mail".

BY INTERNET

You may initiate transactions between Northern Trust banking and Trust accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

REDEEMING AND EXCHANGING THROUGH
NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your Trust shares through an account at Northern Trust or another Service Organization, you may redeem or exchange your shares according to the instructions pertaining to that account.

- Although the Trust imposes no charges when you redeem, when shares are purchased through Northern Trust or another Service Organization, a fee may be charged by those institutions for providing services in connection with your account.


- Contact your account representative at Northern Trust or other Service Organization for more information about redemptions or exchanges.

ACCOUNT POLICIES AND OTHER INFORMATION


CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Chicago time. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by the Funds generally are valued at their market prices. Shares of an investment company held by the Funds are valued at their NAV. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Adviser. Short-term obligations held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF FUND PURCHASE REQUESTS. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price provided that either:

- The order is in proper form as described under "Purchasing and Selling Shares" and accompanied by payment of the purchase price;

- The order is placed by Northern Trust or a Service Organization and payment in Federal or other immediately available funds is made on the next Business Day; or


- The order is accepted by an authorized intermediary and payment in Federal or other immediately available Funds is made on the next Business Day in accordance with procedures acceptable to the Trust.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price, provided that payment is made as noted above.

SOCIAL SECURITY/TAX IDENTIFICATION NUMBER. Federal regulations require you to provide a Social Security or other certified taxpayer identification number when you open or reopen an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, the number must be provided and certified within 60 days of the date of the Purchase Application.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.


- You will be responsible for all losses and expenses of a Fund in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

- You may initiate transactions between Northern Trust accounts and Trust accounts by using Northern Trust Private Passport. For additional details, please visit our website www.northerntrust.com/privatepassport or contact your relationship manager.


- The Trust reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.


- In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page _.


- The Trust may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling (800) 595-9111 or sending an e-mail to: northernfunds@execpc.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Chicago time, will be executed on the same day. The redemption or exchange will be effected at that day's closing share price.

Good order means that the request must include the following information:

- The account number and Fund name

- The amount of the transaction, in dollar amount or number of shares

- The signature of all account owners exactly as they are registered on the account (except for online, telephone and wire redemptions)

- Required signature guarantees, if applicable


- Other supporting legal documents that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call
  (800) 595-9111 for more information about documentation that may be required of these entities



In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page _.


PAYMENT OF REDEMPTION PROCEEDS. The Funds will make payment for redeemed shares typically within one or two Business Days, but no later than the seventh day after a redemption request is received in good order by the Transfer Agent or an authorized intermediary (or such longer period permitted by the SEC). However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared and collected. This may take up to fifteen days from the purchase date.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed Purchase Application.


- The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.


- The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- The Trust reserves the right, on 60 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.


- You may initiate transactions between Northern Trust accounts and Trust accounts by using Northern Trust Private Passport. For additional details, please visit our web site at www.northerntrust.com/privatepassport or contact your relationship manager.


- The Trust reserves the right to change or discontinue any of its redemption procedures.

- The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


EXCHANGE PRIVILEGES. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Northern Fund and the purchase of shares of another Northern Fund. It is considered a taxable event and may result in a gain or loss. The Trust reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. The Trust may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request.


Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.


TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures on page ___ for initiating transactions by the Internet.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. In 2001 and 2002 the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



EARLY CLOSINGS. The Trust reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when the Transfer Agent or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.


AUTHORIZED INTERMEDIARIES. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These financial intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Fund's per share NAV next determined.


SERVICE ORGANIZATIONS. The Trust may enter into agreements with Service Organizations such as banks, corporations, broker/dealers and other financial institutions, including affiliates of Northern Trust, concerning the provision of support and/or distribution services to their customers who own Fund shares. These support services may include:



- assisting investors in processing purchase, exchange and redemption requests;


- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.


In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.



For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds. In addition, Northern Trust may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their customers who invest in the Trust or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.


Service Organizations may also charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organizations with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Trust. State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations investing in the Funds on behalf of their customers may be required to register as dealers.


Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.



SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of the Trust's fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at (800) 595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.



ACCOUNT STATEMENTS. You should contact us in writing regarding any errors or discrepancies within 60 days after the date of any statement you receive confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

The following table summarizes the general distribution policies for each of the Funds. In some years a Fund may make more than one capital gains distribution to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.


                                            DIVIDENDS, IF ANY,                CAPITAL GAINS, IF ANY,
FUND                                        DECLARED AND PAID                 DECLARED AND PAID
------------------------------------------- --------------------------------- -------------------------------------------
U.S. Government                             Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
Short-Intermediate U.S. Government          Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
Intermediate Tax-Exempt                     Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
California Intermediate Tax-Exempt          Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
Florida Intermediate Tax-Exempt             Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
Fixed Income                                Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
Tax-Exempt                                  Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
Arizona Tax-Exempt                          Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
California Tax-Exempt                       Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
Global Fixed Income                         Annually*                         Annually
------------------------------------------- --------------------------------- -------------------------------------------
High Yield Municipal                        Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------
High Yield Fixed Income                     Declared daily, paid monthly*     Annually
------------------------------------------- --------------------------------- -------------------------------------------


* Shares of these Funds are entitled to the dividends declared by a Fund beginning on the next Business Day after the purchase order is executed.


A Fund with an annual dividend or distribution policy may make additional dividends or distributions if the Trust believes it is in the interests of the Fund to do so.

TAX CONSIDERATIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then the Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

THE TAX-EXEMPT FUNDS AND HIGH YIELD MUNICIPAL FUND. The Tax-Exempt Funds and High Yield Municipal Fund expect to pay "exempt-interest dividends" that are generally exempt from regular Federal income tax. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short and long-term capital gains. A portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be, and a portion of the dividends paid by High Yield Municipal Fund generally will be, an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

The California Funds and the Arizona Tax-Exempt Fund expect to pay dividends that are generally exempt from personal income tax in those respective states. This exemption will apply, however, only to dividends that are derived from interest paid on California or Arizona municipal instruments, respectively, or on certain Federal obligations. In addition, dividends paid by the California Funds will be subject to state corporate franchise and corporate income taxes, if applicable. Dividends paid by the Arizona Tax-Exempt Fund will be subject to state franchise taxes and corporate income taxes if applicable. The Florida Intermediate Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for the exemption from the Florida intangibles tax.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds and High Yield Municipal Fund generally will not be deductible for Federal income tax purposes.

GLOBAL FIXED INCOME FUND. It is expected that Global Fixed Income Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against Federal income tax liability or
(2) to take such amount as an itemized deduction.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

TAX TABLE

You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds and the High Yield Municipal Fund to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.


                                                                                      TAX EXEMPT YIELDS
                                                         ------------------------------------------------------------------------
         TAXABLE INCOME                                     FEDERAL   2.00%      3.00%       4.00%       5.00%       6.00%
     -------------------------------------                  MARGINAL  -----------------------------------------------------------
 SINGLE RETURN                JOINT RETURN                  TAX RATE                    EQUIVALENT TAXABLE YIELDS
----------------------------- --------------------------- ----------- ----------- ----------- ----------- ----------- -----------
$ 0 - $ 26,250                $0 - $ 43,850               15%         2.35%       3.53%       4.71%       5.88%       7.06%
----------------------------- --------------------------- ----------- ----------- ----------- ----------- ----------- -----------
$26,251 - $ 63,550            $ 43,851 - $105,950         28%         2.78%       4.17%       5.56%       6.94%       8.33%
----------------------------- --------------------------- ----------- ----------- ----------- ----------- ----------- -----------
$63,551 - $132,600            $105,951 - $161,450         31%         2.90%       4.35%       5.80%       7.25%       8.70%
----------------------------- --------------------------- ----------- ----------- ----------- ----------- ----------- -----------
$132,601 - $288,350           $161,451 - $288,350         36%         3.13%       4.69%       6.25%       7.81%       9.38%
----------------------------- --------------------------- ----------- ----------- ----------- ----------- ----------- -----------
Over $288,350                 Over $288,350               39.6%       3.31%       4.97%       6.62%       8.28%       9.93%
----------------------------- --------------------------- ----------- ----------- ----------- ----------- ----------- -----------


                                                                          TAX EXEMPT YIELDS
                                                         ---------------------------------------
         TAXABLE INCOME                                     FEDERAL    7.00%       8.00%
     -------------------------------------                  MARGINAL   ------------------------
 SINGLE RETURN                JOINT RETURN                  TAX RATE   EQUIVALENT TAXABLE YIELDS
----------------------------- --------------------------- -----------  ----------- -----------
$ 0 - $ 26,250                $0 - $ 43,850               15%          8.24%       9.41%
----------------------------- --------------------------- -----------  ----------- -----------
$26,251 - $ 63,550            $ 43,851 - $105,950         28%          9.72%       11.11%
----------------------------- --------------------------- -----------  ----------- -----------
$63,551 - $132,600            $105,951 - $161,450         31%          10.14%      11.59%
----------------------------- --------------------------- -----------  ----------- -----------
$132,601 - $288,350           $161,451 - $288,350         36%          10.94%      12.50%
----------------------------- --------------------------- -----------  ----------- -----------
Over $288,350                 Over $288,350               39.6%        11.59%      13.25%
----------------------------- --------------------------- -----------  ----------- -----------



THE TAX-EXEMPT YIELDS USED HERE ARE HYPOTHETICAL AND NO ASSURANCE CAN BE MADE THAT THE FUNDS WILL ATTAIN ANY PARTICULAR YIELD. A FUND'S YIELD FLUCTUATES AS MARKET CONDITIONS CHANGE. THE TAX BRACKETS AND RELATED YIELD CALCULATIONS ARE BASED ON THE 2001 FEDERAL MARGINAL TAX RATES INDICATED IN THE TABLE. THE TABLE DOES NOT REFLECT THE PHASE OUT OF PERSONAL EXEMPTIONS AND ITEMIZED DEDUCTIONS WHICH WILL APPLY TO CERTAIN HIGHER INCOME TAXPAYERS. IN ADDITION, THE BRACKETS DO NOT TAKE INTO CONSIDERATION THE CALIFORNIA OR ARIZONA STATE PERSONAL INCOME TAX OR THE FLORIDA INTANGIBLES TAX OR ANY OTHER STATE TAX.

RISKS, SECURITIES AND TECHNIQUES

ADDITIONAL INFORMATION ON FUND STRATEGIES, RISKS, SECURITIES AND TECHNIQUES


THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND. IT ALSO EXPLORES THE VARIOUS INVESTMENT SECURITIES AND TECHNIQUES THAT THE INVESTMENT MANAGEMENT TEAM MAY USE. THE FUNDS MAY INVEST IN OTHER SECURITIES AND ARE SUBJECT TO FURTHER RESTRICTIONS AND RISKS WHICH ARE DESCRIBED IN THE STATEMENT OF ADDITIONAL INFORMATION. ADDITIONALLY, THE FUNDS MAY PURCHASE OTHER TYPES OF SECURITIES OR INSTRUMENTS SIMILAR TO THOSE DESCRIBED IN THIS
SECTION IF OTHERWISE CONSISTENT WITH THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.

                ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES,
               PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest or currency exchange rates or indices. Derivatives include futures contracts, options, interest rate and currency swaps, structured securities, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities, including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds may also use derivatives for speculative purposes to invest for potential income or capital gain.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.


STRUCTURED SECURITIES. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.


INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.

INVESTMENT STRATEGY. The Global Fixed Income Fund intends to invest a substantial portion of its total assets in foreign securities. The Fixed Income and High Yield Fixed Income Funds may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Funds may also invest in foreign time deposits and other short-term instruments.

The Global Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland.


SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.


Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are generally located in the Asia/Pacific region, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU") may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by the countries that have already adopted its use. These or other events, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets of the Global Fixed Income Fund may be denominated in the euro.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

- BBB or higher by Standard and Poor's Ratings Services ("S&P");

- Baa or higher by Moody's Investors Service, Inc. ("Moody's"); or




- BBB or higher by Fitch Inc. ("Fitch").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

INVESTMENT STRATEGY. Except as stated in the next section, fixed income and convertible securities purchased by the Funds will generally be rated investment grade. The Funds may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

SPECIAL RISKS. Although securities rated BBB by S&P or Fitch, or Baa by
Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities are generally rated BB or below by S&P or Fitch, or Ba by Moody's.


INVESTMENT STRATEGY. The High Yield Municipal Fund and the High Yield Fixed Income Fund may invest without limitation in non-investment grade securities, including convertible securities. The Fixed Income Fund may invest up to 20% and the other Fixed Income Funds (with the exception of the U.S. Government Fund and the Short-Intermediate U.S. Government Fund) may invest up to 15% of total assets, measured at the time of purchase, in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade securities (sometimes referred to as "junk bonds") are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on Northern Trust's credit analysis than would be the case with investments in higher quality securities.


MATURITY RISK. Certain Funds, as described above, will normally maintain the dollar-weighted average maturity of its portfolio within a specified range.

However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

PORTFOLIO TURNOVER. The investment management team will not consider the Fund turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transactions costs, which could reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.


SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE CALIFORNIA FUNDS, FLORIDA INTERMEDIATE TAX-EXEMPT FUND AND THE ARIZONA TAX-EXEMPT FUND. The investments of the California Funds in California municipal instruments, the Florida Intermediate Tax-Exempt Fund in Florida municipal instruments and the Arizona Tax-Exempt Fund in Arizona municipal instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.

INVESTMENT STRATEGY. Under normal market conditions, at least 65% of the value of the California Funds' total assets will be invested in California municipal instruments, at least 65% of the value of the Florida Intermediate Tax-Exempt Fund's total assets will be invested in Florida municipal instruments, and at least 65% of the value of the Arizona Tax-Exempt Fund's total assets will be invested in Arizona municipal instruments. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California, Florida and Arizona municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

SPECIAL RISKS. The California Funds' investments will be affected by political and economic developments within the state of California, and by the financial condition of the state, its public authorities and political subdivisions. After suffering a severe recession in the early 1990's which caused the state to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the state's budget has been returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the state reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal instruments. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the state and its local governments is still to be resolved. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal instruments.

Similarly, Florida's economy is influenced by numerous factors, including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, tourism, interest rates and hurricane activity. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the State's finances and political subdivisions.

Arizona's economy is also influenced by numerous factors, including developments in the aerospace, high technology, light manufacturing, government and service industries. During the 1990s, however, Arizona's efforts to diversify its economy have enabled it to realize and sustain increasing growth rates. Arizona has adopted a new method of financing its public school system following the Arizona Supreme Court's 1994 ruling that the former system was unconstitutional. The State of Arizona is not authorized to issue general obligation bonds.

If Florida or Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Intermediate Tax-Exempt Fund or the Arizona Tax-Exempt Fund, could be adversely affected.

In addition to the risk of nonpayment of California, Florida or Arizona municipal instruments, if these obligations decline in quality and are downgraded by an NRSRO, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, Florida or Arizona municipal instruments that are eligible for purchase by the Funds could become inadequate at certain times.

A more detailed description of special factors affecting investments in California, Florida and Arizona municipal instruments is provided in the Statement of Additional Information.

                    ADDITIONAL DESCRIPTION OF SECURITIES AND
                          COMMON INVESTMENT TECHNIQUES

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").


INVESTMENT STRATEGY. The U.S. Government Fund and the Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages and that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The other Funds may purchase these and other types of asset-backed securities. The Funds will invest in asset-backed securities rated investment grade (rated BBB or better by S&P or Fitch, or Baa or better by Moody's) at the time of purchase. They may also invest in unrated mortgage-backed securities which Northern Trust believes are of comparable quality. These rating and comparable quality limitations do not apply to the High Yield Municipal and High Yield Fixed Income Funds.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds can borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Fixed Income Fund, High Yield Fixed Income Fund and Global Fixed Income Fund may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

SPECIAL RISKS. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security will normally also provide income and is therefore subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.


CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may invest a portion of their total assets in custodial receipts. Investments by the U.S. Government Fund and Short-Intermediate U.S. Government Fund in custodial receipts will not exceed 35% of the value of such Funds' total assets.

SPECIAL RISKS. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.


EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. The Fixed Income, Global Fixed Income and High Yield Fixed Income Funds may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Global Fixed Income Fund, the Fixed Income Fund and the High Yield Fixed Income Fund may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that would not otherwise be incurred.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in futures contracts and options on futures contacts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

The value of a Fund's futures contacts may equal up to 100% of its total assets. However, a Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Fixed Income Fund, Global Fixed Income Fund and the High Yield Fixed Income Fund may invest in IFAs issued by insurance companies.

SPECIAL RISKS. IFAs are not insured by a government agency - they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs does not currently exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.


INVESTMENT STRATEGY. The Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars to a limited extent for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments are normally illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements are potentially unlimited. A Fund may also suffer a loss if the other party to a transaction defaults.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region) and similar securities of other issuers.

INVESTMENT STRATEGY. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund.

LOAN PARTICIPATIONS. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.

INVESTMENT STRATEGY. The High Yield Fixed Income Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller's share of the loan.

SPECIAL RISKS. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where the Fund purchases a loan assignment or participation from another lender, the Fund is also subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. Each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee.

The Tax-Exempt Funds and the High Yield Municipal Fund may also hold tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Each Tax-Exempt Fund and the High Yield Municipal Fund may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

INVESTMENT STRATEGY. Although it is not their current policy to do so on a regular basis, in connection with their investments in municipal instruments, the Tax-Exempt

Funds and the High Yield Municipal Fund may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely by governmental issuers from revenues of similar projects. However, the Tax-Exempt Funds and the High Yield Municipal Fund do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The Florida Intermediate Tax-Exempt Fund expects to invest principally in Florida municipal instruments, the California Funds expect to invest principally in California municipal instruments and the Arizona Tax-Exempt Fund expects to invest principally in Arizona municipal instruments. The other Tax-Exempt Funds and the High Yield Municipal Fund may also invest from time to time more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Funds in addition to the Tax-Exempt Funds and the High Yield Municipal Fund may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds other than the Tax-Exempt Funds and the High Yield Municipal Fund on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments purchased by the Tax-Exempt Funds and the High Yield Municipal Fund may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Risks relating to foreign banks and financial institutions are described on page _ under "Foreign Investments."

In addition, when a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or, with respect to the Global Fixed Income Fund, cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments, foreign currencies or (in the case of the Global Fixed Income Fund and High Yield Fixed Income Fund) the yield differential between two securities. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Fund are "secured" if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets. Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and policies, the Funds may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. The High Yield Fixed Income Fund may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

SECURITIES LENDING. In order to generate additional income, the Funds may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's total return.


TEMPORARY INVESTMENTS. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.


INVESTMENT STRATEGY. Each Fund may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions.


SPECIAL RISKS. A Fund may not achieve its investment objective when its assets are invested in short-term obligations and a Fund may have a lower total return during these periods.


UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Fund if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Fund.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. The High Yield Fixed Income Fund may invest in warrants and similar rights. The Fund may also purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN A FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION HAS BEEN AUDITED BY _________________, WHOSE REPORT IS INCLUDED IN THE FUNDS' ANNUAL REPORT ALONG WITH THE FUNDS' FINANCIAL STATEMENTS. THE ANNUAL REPORT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE.

FINANCIAL HIGHLIGHTS

                                                                                                              SHORT-INTERMEDIATE
                                                                                                                U.S. GOVERNMENT
 [to be updated]                                                          U.S. GOVERNMENT FUND                       FUND
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
                                                        YEAR       YEAR       YEAR      YEAR      YEAR       YEAR      YEAR
                                                        ENDED      ENDED      ENDED     ENDED     ENDED      ENDED     ENDED
                                                        MARCH 31,  MARCH 31,  MARCH 31, MARCH 31, MARCH 31,  MARCH 31, MARCH 31,
                                                        2001       2000       1999      1998      1997       2001      2000(3)
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
SELECTED PER SHARE DATA
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
NET ASSET VALUE, BEGINNING OF YEAR                      $_         $10.05     $10.20    $9.88     $10.06     $_        $10.00
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
      Net investment income                             _          0.47       0.50      0.54      0.51       _         0.27
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
      Net realized and unrealized gains (losses)
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
            on investments                              _          (0.32)     0.10      0.32      (0.11)     _         (0.11)
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
                                                        ---------  ---------  --------- --------- ---------  --------- ---------
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
       Total Income from Investment Operations          _          0.15       0.60      0.86      0.40       _         0.16
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
                                                        ---------  ---------  --------- --------- ---------  --------- ---------
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
LESS DISTRIBUTIONS PAID:
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
      From net investment income                        _          (0.47)     (0.49)    (0.53)    (0.51)     _         (0.27)
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
      From net realized gains                           _          (0.01)     (0.26)    (0.01)    (0.05)     _          --
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
      In excess of net realized gains                   --         --         --        --        (0.02)     --        --
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
                                                         ---------  --------- --------- --------- ---------   -------- ---------
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
        Total Distributions Paid                        _          (0.48)     (0.75)    (0.54)    (0.58)     _         (0.27)
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
                                                        ---------  ---------  --------- --------- ---------  --------- ---------
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
NET ASSET VALUE, END OF YEAR                            $_         $9.72      $10.05    $10.20    $9.88      $_        $9.89
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
                                                        ---------  ---------  --------- --------- ---------  --------- ---------
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
TOTAL RETURN(1)                                         _%         1.67%      6.01%     8.90%     3.98%      _%        1.76%
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
      Net assets, in thousands, end of year             $_         $348,741   $268,242  $229,352  $181,921   $_        $63,468
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
      Ratio to average net assets of:(2)
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
           Expenses, net of waivers
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
              and reimbursements                        _%         0.90%      0.90%     0.90%     0.90%      _%        0.90%
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
           Expenses, before waivers
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
              and reimbursements                        _%         1.07%      1.07%     1.07%     1.09%      _%        1.24%
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
           Net investment income, net of waivers
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
              and reimbursements                        _%         4.83%      4.73%     5.24%     5.19%      _%        5.66%
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
           Net investment income, before waivers
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
              and reimbursements                        _%         4.66%      4.56%     5.07%     5.00%      _%        5.32%
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------
Portfolio Turnover Rate                                 _%         30.56%     123.75%   47.41%    83.41%     _%        45.44%
------------------------------------------------------- ---------- ---------- --------- --------- ---------- --------- ---------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than a full year.

(3) Commenced operations on October 1, 1999.

                                                                                                                  CALIFORNIA
                                                                                                                 INTERMEDIATE
                                                                    INTERMEDIATE TAX-EXEMPT FUND                 TAX-EXEMPT FUND
[to be updated]                                                     -------------------------------              ----------------
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
                                                         YEAR       YEAR      YEAR       YEAR       YEAR      YEAR       YEAR
                                                         ENDED      ENDED     ENDED      ENDED      ENDED     ENDED      ENDED
                                                         MARCH 31,  MARCH 31, MARCH 31,  MARCH 31,  MARCH 31, MARCH 31,  MARCH 31,
                                                         2001       2000      1999       1998       1997      2001       2000(1)
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
SELECTED PER SHARE DATA
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
NET ASSET VALUE,  BEGINNING OF YEAR                      $_         $10.36    $10.36     $10.07     $10.22    $_         $10.00
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      Net investment income                              _          0.39      0.39       0.40       0.40      _          0.20
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      Net realized and unrealized gains (losses)
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
            on investments                               _          (0.42)    0.11       0.29       (0.06)    _          0.02
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
                                                         ---------  --------- ---------- ---------- --------- ---------  ----------
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      Total Income (Loss) from Investment Operations     _          (0.03)    0.50       0.69       0.34      _          0.22
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
                                                         ---------  --------- ---------- ---------- --------- ---------  ----------
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
LESS DISTRIBUTIONS PAID:
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      From net investment income                         _          (0.39)    (0.39)     (0.40)     (0.40)    _          (0.20)
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      From net realized gains                            _          (0.01)    (0.11)     --         (0.07)    _          --
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      In excess of net investment income                 --         --        --         --         --        --         --
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      In excess of net realized gains                     --------- --        --         --         (0.02)     --------- --
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
                                                         -          --------- ---------- ---------- --------- -          ----------
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      Total Distributions Paid                           ---------  (0.40)    (0.50)     (0.40)     (0.49)    ---------  (0.20)
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
                                                         $-         --------- ---------- ---------- --------- $-         ----------
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
NET ASSET VALUE, END OF YEAR                             ---------  $ 9.93    $10.36     $10.36     $10.07    ---------  $10.02
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
                                                         -%         --------- ---------- ---------- --------- -%         ----------
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
TOTAL RETURN(2)                                                     (0.14)%   4.88%      6.95%      3.39%                2.37%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
SUPPLEMENTAL DATA AND RATIOS:                            $_                                                   $_
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      Net assets, in thousands, end of year                         $679,271  $344,789   $298,529   $264,630             $92,470
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
      Ratio to average net assets of:(3)
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
           Expenses, net of waivers                      _%                                                   _%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
              And reimbursements                                    0.85%     0.85%      0.85%      0.85%                0.85%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
           Expenses, before waivers                      _%                                                   _%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
              And reimbursements                                    1.06%     1.06%      1.07%      1.07%                1.16%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
           Net investment income, net of waivers         _%                                                   _%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
              And reimbursements                                    4.03%     3.76%      3.84%      3.90%                4.37%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
           Net investment income, before waivers         _%                                                   _%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
              And reimbursements                         _%         3.82%     3.55%      3.62%      3.68%     _%         4.06%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------
Portfolio Turnover Rate                                  ---------  68.69%    54.03%     61.83%     61.39%    ---------  31.29%
-------------------------------------------------------- ---------- --------- ---------- ---------- --------- ---------- ----------


(1) Commenced operations on October 1, 1999.


(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


(3) Annualized for periods less than a full year.

                                                                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                                                          -----------------------------------------------------------------
[to be updated]
-------------------------------------------------------- ------------- --------------- -------------- ------------------ ---------
                                                                YEAR         YEAR            YEAR           YEAR           YEAR
                                                               ENDED         ENDED           ENDED          ENDED          ENDED
                                                             MARCH 31,     MARCH 31,       MARCH 31,      MARCH 31,      MARCH 31,
                                                                2001         2000            1999           1998          1997(1)
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
SELECTED PER SHARE DATA
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
NET ASSET VALUE,  BEGINNING OF YEAR                      $_            $    10.47      $    10.47     $    10.03     $    10.00
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      Net investment income                              _             0.38            0.39           0.40           0.24
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      Net realized and unrealized gains (losses)
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
            on investments                               _             (0.37)          0.16           0.44           0.03
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
                                                         ---------     ----------      ----------     ----------     ----------
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      Total Income (Loss) from Investment Operations     _             0.01            0.55           0.84           0.27
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
                                                         ---------     ----------      ----------     ----------     ----------
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
LESS DISTRIBUTIONS PAID
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      From net investment income                         _             (0.38)          (0.39)         (0.40)         (0.24)
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      From net realized gains                            _             (0.03)          (0.16)         --             --
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      In excess of net investment income                 --            --              --             --             --
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      In excess of net realized gains                    --            --              --             --             --
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
                                                          ---------    ----------      ----------     ----------     ----------
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      Total Distributions Paid                           _             (0.41)          (0.55)         (0.40)         (0.24)
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
                                                         ---------     ----------      ----------     ----------     ----------
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
NET ASSET VALUE, END OF YEAR                             $_            $10.07          $10.47         $10.47         $10.03
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
                                                         ---------     ----------      ----------     ----------     ----------
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
TOTAL RETURN(2)                                          _%            0.30%           5.38%          8.51%          2.63%
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      Net assets, in thousands, end of year              $_            $41,976         $37,121        $25,329        $14,807
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
      Ratio to average net assets of:(3)
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
           Expenses, net of waivers
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
              and reimbursements                         _%            0.85%           0.85%          0.85%          0.85%
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
           Expenses, before waivers
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
              and reimbursements                         _%            1.24%           1.29%          1.41%          2.31%
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
           Net investment income, net of waivers
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
              and reimbursements                         _%            3.84%           3.67%          3.86%          3.84%
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
           Net investment income, before waivers
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
              and reimbursements                         _%            3.45%           3.23%          3.30%          2.38%
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------
Portfolio Turnover Rate                                  _%            133.01%         57.98%         46.12%         50.77%
-------------------------------------------------------- ------------- --------------- -------------- -------------- -------------


(1) Commenced operations on August 15, 1996.


(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


(3) Annualized for periods less than a full year.

                                                                                  FIXED INCOME FUND
                                                   -------------------------------------------------------------------------------
[to be updated]
----------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR           YEAR              YEAR          YEAR         YEAR
                                                       ENDED          ENDED             ENDED         ENDED        ENDED
                                                      MARCH 31,      MARCH 31,         MARCH 31,     MARCH 31,    MARCH 31,
                                                        2001           2000              1999          1998         1997
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF YEAR                     $  --         $ 10.15          $ 10.42        $  9.86      $ 10.10
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                --            0.54             0.54           0.59         0.57
----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gains (losses)
----------------------------------------------------------------------------------------------------------------------------------
            on investments                                 --          (0.50)              --            0.56        (0.12)
----------------------------------------------------------------------------------------------------------------------------------
      Total Income (Loss) from Investment Operations       --           0.04              0.54           1.15         0.45
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
----------------------------------------------------------------------------------------------------------------------------------
      From net investment income                           --          (0.54)            (0.54)         (0.58)       (0.56)
----------------------------------------------------------------------------------------------------------------------------------
      From net realized gains                              --          (0.03)            (0.27)         (0.01)       (0.10)
----------------------------------------------------------------------------------------------------------------------------------
      In excess of net investment income                   --            --                --             --         (0.01)
----------------------------------------------------------------------------------------------------------------------------------
      In excess of net realized gains                      --            --                --             --         (0.02)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                             --          (0.57)            (0.81)        (0.59)        (0.69)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $  --          $9.62            $10.15        $10.42         $9.86
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                            --  %        0.57%             5.18%        11.90%         4.59%
----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, in thousands, end of year             $  --       $643,434          $275,108      $181,917      $122,444
----------------------------------------------------------------------------------------------------------------------------------
      Ratio to average net assets of:(2)
----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of waivers
----------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                           --  %        0.90%             0.90%         0.90%         0.90%
----------------------------------------------------------------------------------------------------------------------------------
           Expenses, before waivers
----------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                           --  %        1.06%             1.08%         1.09%         1.12%
----------------------------------------------------------------------------------------------------------------------------------
           Net investment income, net of waivers
----------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                           --  %        5.66%             5.15%         5.71%         5.69%
----------------------------------------------------------------------------------------------------------------------------------
           Net investment income, before waivers
----------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                           --  %        5.50%             4.97%         5.52%         5.47%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    --  %      105.70%            84.85%        33.55%        87.64%
----------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


(2) Annualized for periods less than a full year.

                                                                                 TAX-EXEMPT FUND
[to be updated]
-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR            YEAR             YEAR             YEAR
                                                          ENDED           ENDED            ENDED            ENDED
                                                         MARCH 31,       MARCH 31,        MARCH 31,        MARCH 31,
                                                          2001            2000             1999             1998
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $  --            $10.63           $10.73           $10.24
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
      Net investment income                                --              0.45             0.45             0.47
-------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gains (losses)
-------------------------------------------------------------------------------------------------------------------------
           on investments, forward foreign
-------------------------------------------------------------------------------------------------------------------------
           currency contracts and foreign
-------------------------------------------------------------------------------------------------------------------------
           currency transactions                           --             (0.62)            0.13             0.57
-------------------------------------------------------------------------------------------------------------------------
      Total Income (Loss) from Investment
Operations                                                                (0.17)            0.58             1.04
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
-------------------------------------------------------------------------------------------------------------------------
      From net investment income                           --             (0.45)           (0.45)           (0.47)
-------------------------------------------------------------------------------------------------------------------------
      From net realized gains                              --             (0.02)           (0.23)           (0.08)
-------------------------------------------------------------------------------------------------------------------------
      In excess of net investment income                   --               --               --               --
-------------------------------------------------------------------------------------------------------------------------
      In excess of net realized gains                      --               --               --               --
-------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                             --             (0.47)           (0.68)           (0.55)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $  --             $9.99           $10.63           $10.73
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                            --  %          (1.50)%           5.47%           10.39%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------------------------------------------------------
      Net assets, in thousands, end of year             $  --           $522,450        $227,823         $167,220
-------------------------------------------------------------------------------------------------------------------------
      Ratio to average net assets of:(4)
-------------------------------------------------------------------------------------------------------------------------
           Expenses, net of waivers
-------------------------------------------------------------------------------------------------------------------------
              and reimbursements                           --  %           0.85%            0.85%            0.85%
-------------------------------------------------------------------------------------------------------------------------
           Expenses, before waivers
-------------------------------------------------------------------------------------------------------------------------
              and reimbursements                           --  %           1.07%            1.08%            1.09%
-------------------------------------------------------------------------------------------------------------------------
           Net investment income, net of waivers
-------------------------------------------------------------------------------------------------------------------------
              and reimbursements                           --  %           4.63%            4.13%            4.42%
-------------------------------------------------------------------------------------------------------------------------
           Net investment income, before waivers
-------------------------------------------------------------------------------------------------------------------------
              and reimbursements                           --  %           4.41%            3.90%            4.18%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    --  %         118.69%          140.39%           74.32%
-------------------------------------------------------------------------------------------------------------------------


                                                                                   ARIZONA
[to be updated]                                        TAX-EXEMPT FUND         TAX- EXEMPT FUND
----------------------------------------------------------------------   ------------------------------
                                                             YEAR             YEAR            YEAR
                                                             ENDED            ENDED            ENDED
                                                           MARCH 31,         MARCH 31,       MARCH 31,
                                                             1997             2001           2000(1)
-------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $10.35           $  --             $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------
      Net investment income                                   0.50              --               0.20
-------------------------------------------------------------------------------------------------------
      Net realized and unrealized gains (losses)
-------------------------------------------------------------------------------------------------------
           on investments, forward foreign
-------------------------------------------------------------------------------------------------------
           currency contracts and foreign
-------------------------------------------------------------------------------------------------------
           currency transactions                             (0.06)             --               0.03
-------------------------------------------------------------------------------------------------------
      Total Income (Loss) from Investment
Operations                                                    0.44                               0.23
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
-------------------------------------------------------------------------------------------------------
      From net investment income                             (0.47)             --              (0.20)
-------------------------------------------------------------------------------------------------------
      From net realized gains                                (0.05)             --                --
-------------------------------------------------------------------------------------------------------
      In excess of net investment income                     (0.03)             --                --
-------------------------------------------------------------------------------------------------------
      In excess of net realized gains                          --               --                --
-------------------------------------------------------------------------------------------------------
      Total Distributions Paid                               (0.55)             --              (0.20)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $10.24           $  --             $10.03
-------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                               4.32%             --  %            2.43%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------------------------------------
      Net assets, in thousands, end of year               $136,372           $  --            $66,377
-------------------------------------------------------------------------------------------------------
      Ratio to average net assets of:(4)
-------------------------------------------------------------------------------------------------------
           Expenses, net of waivers
-------------------------------------------------------------------------------------------------------
              and reimbursements                              0.85%             --  %            0.85%
-------------------------------------------------------------------------------------------------------
           Expenses, before waivers
-------------------------------------------------------------------------------------------------------
              and reimbursements                              1.10%             --  %            1.23%
-------------------------------------------------------------------------------------------------------
           Net investment income, net of waivers
-------------------------------------------------------------------------------------------------------
              and reimbursements                              4.61%             --  %            4.28%
-------------------------------------------------------------------------------------------------------
           Net investment income, before waivers
-------------------------------------------------------------------------------------------------------
              and reimbursements                              4.36%             --  %            3.90%
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       8.10%             --  %           29.85%
-------------------------------------------------------------------------------------------------------


(1) Commenced operations on October 1, 1999.


(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


(3) Annualized for periods less than
a full year.

                                                          CALIFORNIA TAX-EXEMPT FUND
                                                        -------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                             YEAR              YEAR              YEAR              YEAR
                                                            ENDED             ENDED             ENDED              ENDED
                                                          MARCH 31,         MARCH 31,         MARCH 31,          MARCH 31,
                                                             2001              2000              1999             1998(1)
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $  --            $10.89             $10.76            $10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------
      Net investment income                                   --              0.43               0.43              0.41
----------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gains (losses)
----------------------------------------------------------------------------------------------------------------------------
           on investments, forward foreign
----------------------------------------------------------------------------------------------------------------------------
           currency contracts and foreign
----------------------------------------------------------------------------------------------------------------------------
           currency transactions                              --             (0.55)              0.23              0.76
----------------------------------------------------------------------------------------------------------------------------
      Total Income (Loss) from Investment Operations                         (0.12)              0.66              1.17
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
----------------------------------------------------------------------------------------------------------------------------
      From net investment income                              --             (0.43)             (0.43)            (0.41)
----------------------------------------------------------------------------------------------------------------------------
      From net realized gains                                 --             (0.02)             (0.10)              --
----------------------------------------------------------------------------------------------------------------------------
      In excess of net investment income                      --               --                 --                --
----------------------------------------------------------------------------------------------------------------------------
      In excess of net realized gains                         --               --                 --                --
----------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                                --             (0.45)             (0.53)            (0.41)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .                             $  --            $10.32             $10.89            $10.76
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                               --  %          (0.93)%             6.20%            11.86%
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
----------------------------------------------------------------------------------------------------------------------------
      Net assets, in thousands, end of year                $  --          $123,347            $77,249           $39,943
----------------------------------------------------------------------------------------------------------------------------
      Ratio to average net assets of:(3)
----------------------------------------------------------------------------------------------------------------------------
           Expenses, net of waivers
----------------------------------------------------------------------------------------------------------------------------
              and reimbursements                              --  %           0.85%              0.85%             0.85%
----------------------------------------------------------------------------------------------------------------------------
           Expenses, before waivers
----------------------------------------------------------------------------------------------------------------------------
              and reimbursements                              --  %           1.10%              1.17%             1.60%
----------------------------------------------------------------------------------------------------------------------------
           Net investment income, net of waivers
----------------------------------------------------------------------------------------------------------------------------
              and reimbursements                              --  %           4.35%              3.87%             4.01%
----------------------------------------------------------------------------------------------------------------------------
           Net investment income, before waivers
----------------------------------------------------------------------------------------------------------------------------
              and reimbursements                              --  %           4.10%              3.55%             3.26%
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       --  %          67.91%             62.55%            22.22%
----------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on April 8, 1997.


(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


(3) Annualized for periods less than a full year.

                                                                            GLOBAL FIXED INCOME FUND (1)
[to be updated]                                 -------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR           YEAR              YEAR
                                                           ENDED           ENDED           ENDED          ENDED             ENDED
                                                         MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,         MARCH 31,
                                                           2001            2000            1999           1998              1997
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $  --           $10.38           $9.85         $10.08            $10.62
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                  --            (0.25)           0.38           0.43              0.56
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gains (losses)
------------------------------------------------------------------------------------------------------------------------------------
           on investments, forward foreign
------------------------------------------------------------------------------------------------------------------------------------
           currency contracts and foreign
------------------------------------------------------------------------------------------------------------------------------------
           currency transactions                             --            (0.28)           0.58           0.02             (0.40)
------------------------------------------------------------------------------------------------------------------------------------
      Total Income (Loss) from Investment Operations                       (0.53)           0.96           0.45              0.16
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
------------------------------------------------------------------------------------------------------------------------------------
      From net investment income                             --              --            (0.32)         (0.59)            (0.58))
------------------------------------------------------------------------------------------------------------------------------------
      From net realized gains                                --              --            (0.07)         (0.09)            (0.11)
------------------------------------------------------------------------------------------------------------------------------------
      In excess of net investment income                     --            (0.29)            --             --                --
------------------------------------------------------------------------------------------------------------------------------------
      In excess of net realized gains                        --              --            (0.04)           --              (0.01)
------------------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                               --            (0.29)          (0.43)         (0.68)            (0.70)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $  --            $9.56          $10.38          $9.85            $10.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                              --  %         (5.11)%          9.68%          4.61%             1.39%
------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, in thousands, end of year               $  --          $19,130         $14,285        $13,675           $16,426
------------------------------------------------------------------------------------------------------------------------------------
      Ratio to average net assets of:(3)
------------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of waivers
------------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                            --  %           1.15%           1.15%          1.15%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
           Expenses, before waivers
------------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                            --  %           1.81%           1.96%          1.87%             1.96%
------------------------------------------------------------------------------------------------------------------------------------
           Net investment income, net of waivers
------------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                            --  %           4.06%           4.69%          4.98%             5.49%
------------------------------------------------------------------------------------------------------------------------------------
           Net investment income, before waivers
------------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                            --  %           3.40%           3.88%          4.26%             4.68%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     --  %          90.69%          16.49%         30.26%            37.76%
------------------------------------------------------------------------------------------------------------------------------------


(1) Prior to June 30, 2000, this Fund was named the International Fixed Income Fund.


(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


(3) Annualized for periods less than a full year.

                                                                     HIGH YIELD                              HIGH YIELD
                                                                   MUNICIPAL FUND                        FIXED INCOME FUND
[to be updated]                                           ---------------------------               -------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR        YEAR          YEAR        YEAR          YEAR        YEAR
                                                            ENDED       ENDED         ENDED       ENDED        ENDED        ENDED
                                                          MARCH 31,    MARCH 31,     MARCH 31,   MARCH 31,    MARCH 31,   MARCH 31,
                                                            2001        2000         1999(1)      2001          2000       1999(1)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $  --      $ 10.01       $ 10.00       $  --        $10.10       $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                   --         0.44          0.05          --          0.85         0.11
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gains (losses)
-----------------------------------------------------------------------------------------------------------------------------------
            on investments                                    --        (0.99)          --           --         (0.79)        0.08
-----------------------------------------------------------------------------------------------------------------------------------
      Total Income (loss) From Investment Operations          --        (0.55)         0.05          --          0.06         0.19
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
      From net investment income                              --        (0.45)        (0.04)         --         (0.86)       (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                                --        (0.45)        (0.04)         --         (0.86)       (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $  --        $9.01        $10.01       $  --         $9.30       $10.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                               --  %     (5.40)%        0.57%         --  %       0.80%        2.06%
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, in thousands, end of year                $  --      $21,118       $10,033       $  --      $165,510      $40,864
-----------------------------------------------------------------------------------------------------------------------------------
      Ratio to average net assets of:(3)
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of waivers
-----------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                              --  %      0.85%         0.85%         --  %       0.90%        0.90%
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses, before waivers
-----------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                              --  %      1.46%         5.60%         --  %       1.12%        2.18%
-----------------------------------------------------------------------------------------------------------------------------------
           Net investment income, net of waivers
-----------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                              --  %      5.12%         2.92%         --  %       9.55%        6.78%
-----------------------------------------------------------------------------------------------------------------------------------
           Net investment income (loss), before waivers
-----------------------------------------------------------------------------------------------------------------------------------
              and reimbursements                              --  %      4.51%        (1.83)%        --  %       9.33%        5.50%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       --  %     21.69%         0.00%         --  %      87.92%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Commenced investment operations after the close of business on December 31, 1998.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(3) Annualized for periods less than a full year.

FOR MORE INFORMATION

                            ANNUAL/SEMIANNUAL REPORT

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

                       STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports, and the SAI, are available free upon request by calling The Northern Funds Center at (800) 595-9111.

TO OBTAIN OTHER INFORMATION AND
FOR SHAREHOLDER INQUIRIES:

  By Telephone   Call (800) 595-9111

  By Mail    Northern Funds
             P.O. Box  75986
             Chicago, IL  60675-5986

  On the Internet

Text-only versions of the Funds' documents are available online and may be downloaded from:

- The SEC's website at http://www.sec.gov.
- Northern Funds' website at http://www.northernfunds.com.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-942-8090.


[NORTHERN FUNDS LOGO]


811-8236

P.O. Box 75986
Chicago, IL 60675-5986
(800) 595-9111


Northern Funds Distributors, LLC, an independent third party.

NORTHERN FUNDS




                   (LOGO)


              July 30, 2001



                            NORTHERN FUNDS PROSPECTUS

          NORTHERN MONEY MARKET FUNDS

- MONEY MARKET FUND

- U.S. GOVERNMENT MONEY MARKET FUND

- U.S. GOVERNMENT SELECT MONEY MARKET FUND

- TAX-EXEMPT MONEY MARKET FUND

- MUNICIPAL MONEY MARKET FUND

- CALIFORNIA MUNICIPAL MONEY MARKET FUND



PROSPECTUS DATED JULY 30, 2001


An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

Although each of the Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The California Municipal Money Market Fund is not available in certain states. Please call (800) 595-9111 to determine the availability in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY                                              [to be updated]
Information about the objectives, principal strategies and risk characteristics of each Fund.

OVERVIEW........................................................................

FUNDS
   Money Market Fund............................................................
   U.S. Government Money Market Fund............................................
   U.S. Government Select Money Market Fund.....................................
   Tax-Exempt Money Market Fund.................................................
   Municipal Money Market Fund..................................................
   California Municipal Money Market Fund.......................................

PRINCIPAL INVESTMENT RISKS......................................................

FUND PERFORMANCE................................................................
   Money Market Fund............................................................
   U.S. Government Money Market Fund............................................
   U.S. Government Select Money Market Fund.....................................
   Municipal Money Market Fund..................................................
   California Municipal Money Market Fund.......................................

FUND FEES AND EXPENSES..........................................................

                             MANAGEMENT OF THE FUNDS
Details that apply to the Funds as a group.

INVESTMENT ADVISER..............................................................
ADVISORY FEES...................................................................
OTHER FUND SERVICES.............................................................

                               ABOUT YOUR ACCOUNT
How to open, maintain and close an account.

PURCHASING AND SELLING SHARES
   Purchasing Shares............................................................
   Opening an Account...........................................................
   Selling Shares...............................................................

ACCOUNT POLICIES AND OTHER INFORMATION
   Calculating Share Price......................................................
   Timing of Purchase Requests..................................................
   Social Security/Tax Identification Number....................................
   In-Kind Purchases and Redemptions............................................
   Miscellaneous Purchase Information...........................................
   Timing of Redemption and Exchange Requests...................................
   Payment of Redemption Proceeds...............................................
   Miscellaneous Redemption Information.........................................
   Exchange Privileges..........................................................
   Telephone Transactions.......................................................
   Making Changes to Your Account Information...................................
   Signature Guarantees.........................................................
   Business Day.................................................................
   Early Closings...............................................................
   Authorized Intermediaries....................................................
   Service Organizations........................................................
   Shareholder Communications...................................................
   Account Statements...........................................................

DIVIDENDS AND DISTRIBUTIONS.....................................................
TAX CONSIDERATIONS..............................................................
TAX TABLE.......................................................................

             RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

RISKS, SECURITIES AND TECHNIQUES................................................

               ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT

       Strategies and Related Risks.............................................
      Additional Description of Securities and Common Investment Techniques.....

FINANCIAL INFORMATION...........................................................
   Financial Highlights.........................................................

                              FOR MORE INFORMATION
ANNUAL/SEMIANNUAL REPORT........................................................
STATEMENT OF ADDITIONAL INFORMATION.............................................

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment needs. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.


This Prospectus describes the Trust's six money market funds (the "Funds"). The Trust's twelve fixed income and sixteen equity funds are described in separate prospectuses.


The Funds seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Funds:

- Limits its dollar-weighted average portfolio maturity to 90 days or less;

- Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

- Invests only in U.S. dollar-denominated securities that represent minimal credit risks.


In addition, each Fund limits its investments to "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Fund to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Fund and its shareholders. Securities in which the Funds invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.


In accordance with current SEC regulations, each Fund will generally not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the California Municipal Money Market Fund may invest up to 25% of its total assets in fewer than 5 issuers, and the other Funds may invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC as securities that are in the highest short-term rating category (and comparable unrated securities) are subject to different diversification requirements as described in the Statement of Additional Information.


In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page __ of this Prospectus and the Statement of Additional Information.

MONEY MARKET FUNDS

         MONEY MARKET FUND

  INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

- U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

- U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

- High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

- Corporate bonds, notes, paper and other instruments that are of high-quality;

- Asset-backed securities;

- Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and custodial receipts with respect thereto;

- U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

- Repurchase agreements relating to the above instruments; and

- Municipal securities issued or guaranteed by state or local governmental bodies.


RISKS. These primary investment risks apply to the Fund: stable NAV, interest rate, credit, prepayment, debt extension, counterparty failure and guarantor risks. See page _ for these risks and other primary investment risks common to all Funds.

               U.S. GOVERNMENT MONEY MARKET FUND

  INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% of its total assets in:

- Securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and

- Repurchase agreements relating to such securities.

Subject to the foregoing policy, the Fund may also invest up to 35% of its total assets in custodial receipts (such as TIGRs and CATS) representing interests in U.S. government securities.


RISKS. These primary investment risks apply to the Fund: stable NAV, interest rate, prepayment (or call), debt extension, counterparty failure, U.S. government securities, guarantor (or credit enhancement), management and liquidity risks. See page _ for these risks and other primary investment risks common to all Funds.


               U.S. GOVERNMENT SELECT MONEY MARKET FUND

  INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing exclusively in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund will seek to acquire only those U.S. government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, such as the Federal Home Loan Bank and the Federal Farm Credit Bank Funding Corp.

When appropriate securities that are exempt from state taxes are unavailable, the Fund may also invest in non-exempt U.S. government securities and cash equivalents including money market funds and time deposits with a maturity of three months or less, and may hold uninvested cash.


RISKS. These primary investment risks apply to the Fund: stable NAV, interest rate, prepayment (or call), debt extension, counterparty failure, U.S. government securities, guarantor (or credit enhancement), management and liquidity risks. See page _ for these risks and other primary investment risks common to all Funds.

               TAX-EXEMPT MONEY MARKET FUND

  INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of income exempt from regular Federal income tax, to the extent consistent with the preservation of capital, by investing primarily in municipal instruments.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular Federal income tax ("municipal instruments"). The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

- Fixed, variable and floating rate notes and bonds;

- Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

- Tax-exempt commercial paper;

- Municipal bonds, notes, paper or other instruments; and

- Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may include obligations of the U.S. government, its agencies or instrumentalities; obligations of state, local and foreign governments; obligations of domestic and foreign banks and corporations; zero-coupon bonds, debentures, convertible securities and preferred stock; mortgage and other asset-backed securities; stripped securities evidencing ownership of future interest or principal payments as debt obligations; and repurchase agreements relating to the above instruments.


RISKS. These primary investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, counterparty failure, guarantor (or credit enhancement), management, liquidity, project/industrial development bond and tax risks. See page _ for these risks and primary investment risks common to all Funds.

               MUNICIPAL MONEY MARKET FUND

   INVESTMENT OBJECTIVE

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax by investing primarily in municipal instruments.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular Federal income tax ("municipal instruments"). The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

- Fixed, variable and floating rate notes and bonds;

- Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

- Tax-exempt commercial paper;

- Municipal bonds, notes, paper or other instruments; and

- Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal instruments. During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Money Market Fund. During temporary defensive periods the Fund may not achieve its investment objective.

The Fund is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to Federal tax.


RISKS. These primary investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, counterparty failure, guarantor (or credit enhancement), management, liquidity, project/industrial development bond and tax risks. See page _ for these risks and other primary investment risks common to all Funds.

               CALIFORNIA MUNICIPAL MONEY MARKET FUND

  INVESTMENT OBJECTIVE

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax and California state personal income tax.

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from regular Federal income tax and California state personal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. These instruments may include:

- Fixed, variable and floating rate notes and bonds;

- Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

- Tax-exempt commercial paper;

- Municipal bonds, notes, paper or other instruments; and

- Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal instruments and at least 65% of the Fund's total assets will be invested in instruments the interest on which is exempt from California state personal income tax ("California municipal instruments"). During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Money Market Fund. During temporary defensive periods the Fund may not achieve its investment objective.

The Fund is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to Federal tax.

The Fund is "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), and may potentially invest, subject to SEC regulations, more of its assets in fewer issuers than "diversified" mutual funds.


RISKS. These primary investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, guarantor (or credit enhancement), management, liquidity, project/industrial development bond, counterparty failure, tax, California-specific and non-diversification risks. See page _ for these risks and other primary investment risks common to all Funds.

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments and its investment performance.

AN INVESTMENT IN EACH OF THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

The following summarizes the principal risks that apply to the Funds.

  Risks that apply to all Funds

STABLE NAV RISK is the risk that a Fund will not be able to maintain a net asset value per share of $1.00 at all times.

INTEREST RATE RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value.

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed income securities held by a Fund may default on its obligation to pay interest and repay principal. High quality securities are generally believed to have a relatively low degree of credit risk.

PREPAYMENT (OR CALL) RISK is the risk that asset-backed securities may be more rapidly repaid than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying obligations. During periods of declining interest rates, prepayment of obligations underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY FAILURE RISK is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements by such bank or institution to decline in value.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

   RISKS THAT APPLY PRIMARILY TO THE TAX-EXEMPT MONEY MARKET, MUNICIPAL MONEY
               MARKET AND CALIFORNIA MUNICIPAL MONEY MARKET FUNDS

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.


TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay tax-exempt dividends or the value of municipal investments..


    RISKS THAT APPLY PRIMARILY TO THE CALIFORNIA MUNICIPAL MONEY MARKET FUND

CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political or economic factors in California than a Fund that invests more widely. California's economy is largely composed of high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The exposure to these industries leaves California vulnerable to an economic slowdown associated with business cycles in these industries. Furthermore, the state budget continues to be under stress from mandated spending on education and the social needs of a growing population. From time to time California and its political subdivisions have encountered financial difficulties.

NON-DIVERSIFICATION RISK is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.


MORE INFORMATION ABOUT THE RISKS OF INVESTING IN THE FUNDS IS PROVIDED IN "RISKS, SECURITIES AND TECHNIQUES" BEGINNING ON PAGE __ OF THIS PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER THE RISKS DISCUSSED IN THIS SECTION AND "RISKS, SECURITIES AND TECHNIQUES" BEFORE INVESTING IN A FUND.

FUND PERFORMANCE

THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR.

The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

If expense limitations were not in place, a Fund's performance would have been reduced. The bar chart and performance table have been omitted for the Tax-Exempt Money Market Fund because the Fund had not commenced operations as of the date of this Prospectus.

                                MONEY MARKET FUND

                           CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

              1995     1996      1997     1998     1999     2000
              ----     ----      ----     ----     ----     ----
              5.71%    5.08%     5.25%    5.19%    4.84%    6.08%


                       [TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: ____%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)


         Best Quarter Return
            Q3 '00 +1.57%


                              Worst Quarter Return
                                  Q3 '94 +1.08%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)


                                                                    SINCE
                                   1-YEAR         5-YEAR            INCEPTION
--------------------------------------------------------------------------------
Money Market Fund
(Inception 4/11/94)                6.08%          5.29%             5.25%
--------------------------------------------------------------------------------


The 7-day yield for the Fund as of December 31, 2000: 6.24%.
You may call (800) 595-9111 to obtain the current 7-day yield.

                        U.S. GOVERNMENT MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


        1995        1996      1997      1998      1999      2000
        ----        ----      ----      ----      ----      ----
        5.62%       4.96%     5.14%     5.11%     4.71%     5.98%


                        [TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: ____%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)


          Best Quarter Return
             Q3 '00 +1.54%


                              Worst Quarter Return
                                  Q3 '94 +1.07%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                    SINCE
                                  1-YEAR            5-YEAR          INCEPTION
--------------------------------------------------------------------------------
U.S. Government
Money Market Fund
(Inception 4/11/94)               5.98%             5.18%           5.14%
--------------------------------------------------------------------------------



The 7-day yield for the Fund as of December 31, 2000: 6.07%.
You may call (800) 595-9111 to obtain the current 7-day yield.



                             U.S. GOVERNMENT SELECT MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


             1995     1996      1997     1998      1999       2000
             ----     ----      ----     ----      ----       ----
             5.75%    5.09%     5.21%    5.03%     4.65%      5.89%



                    [TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: ____%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)



       Best Quarter Return
          Q3 '00 +1.52%


                              Worst Quarter Return
                                  Q2 '99 +1.08%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                     SINCE
                                        1-YEAR      5-YEAR           INCEPTION
--------------------------------------------------------------------------------
U.S. Government Select
Money Market Fund
(Inception 12/12/94)                    5.89%       5.17%            5.28%
--------------------------------------------------------------------------------



The 7-day yield for the Fund as of December 31, 2000: 5.92%.
You may call (800) 595-9111 to obtain the current 7-day yield.

                           MUNICIPAL MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


              1995       1996       1997      1998       1999     2000
              ----       ----       ----      ----       ----     ----
              3.64%      3.18%      3.27%     3.09%      2.83%    3.73%



                 [TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: ____%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)


           Best Quarter Return
              Q4 '00 +0.98%


                              Worst Quarter Return
                                  Q1 '99 +0.62%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                     SINCE
                                     1-YEAR        5-YEAR            INCEPTION
--------------------------------------------------------------------------------
Municipal Money Market
Fund (Inception 4/11/94)             3.73%         3.22%             3.24%
--------------------------------------------------------------------------------



The 7-day yield for the Fund as of December 31, 2000: 4.25%.
You may call (800) 595-9111 to obtain the current 7-day yield.


                     CALIFORNIA MUNICIPAL MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


             1995      1996      1997      1998       1999     2000
             ----      ----      ----      ----       ----     ----
             3.77%     3.20%     3.28%     2.85%      2.57%    3.15%



                 [TO BE UPDATED]
Year to date total return for the six months ended June 30, 2001: ____%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2000)


        Best Quarter Return
           Q2 '95 +0.98%


                              Worst Quarter Return
                                  Q1 '99 +0.57%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2000)



                                                                     SINCE
                                     1-YEAR        5-YEAR            INCEPTION
--------------------------------------------------------------------------------
California
Municipal Money Market
Fund (Inception 11/29/94)            3.15%         3.01%             3.15%
--------------------------------------------------------------------------------



The 7-day yield for the Fund as of December 31, 2000: 3.46%.
You may call (800) 595-9111 to obtain the current 7-day yield.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. For more information, please see "Account Policies and Other Information" on page __.



                                                                     SALES
                                        SALES                        CHARGE
                                        CHARGE          DEFERRED     (LOAD)
                                        (LOAD)          SALES        IMPOSED ON
                                        IMPOSED ON      CHARGE       REINVESTED         REDEMPTION     EXCHANGE
                                        PURCHASES       (LOAD)       DISTRIBUTIONS      FEES(1)        FEES
-----------------------------------------------------------------------------------------------------------------
Money Market                            None            None         None               None           None
-----------------------------------------------------------------------------------------------------------------
U.S. Government Money Market            None            None         None               None           None
-----------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market     None            None         None               None           None
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market(4)              None            None         None               None           None
-----------------------------------------------------------------------------------------------------------------
Municipal Money Market                  None            None         None               None           None
-----------------------------------------------------------------------------------------------------------------
California Municipal Money Market       None            None         None               None           None
-----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



                                                                                                     TOTAL ANNUAL
                                               MANAGEMENT        DISTRIBUTION        OTHER          OPERATING FUND
                                                  FEES           (12B-1) FEES(2)   EXPENSES(3)        EXPENSES(5)
-------------------------------------------------------------------------------------------------------------------
Money Market                                  0.60%              0.00%             0.29%            0.89%
-------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                  0.60%              0.00%             0.32%            0.92%
-------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market           0.60%              0.00%             0.29%            0.89%
-------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market(4)                    0.60%              0.00%             0.32%            0.92%
-------------------------------------------------------------------------------------------------------------------
Municipal Money Market                        0.60%              0.00%             0.29%            0.89%
-------------------------------------------------------------------------------------------------------------------
California Municipal Money Market             0.60%              0.00%             0.30%            0.90%
-------------------------------------------------------------------------------------------------------------------

                      FOOTNOTES

(1)   A fee of $15.00 may be applicable for each wire redemption.


(2) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. During the last fiscal year the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under the Trust's Distribution and Service Plan.


(3) These expenses include custodian, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The co-administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.


(4) Since the Tax-Exempt Money Market Fund had not commenced operations as of the date of this Prospectus, "Other Expenses" is based on estimated amounts the Fund expects to pay during the current fiscal year.


(5) As a result of voluntary fee reductions, waivers and reimbursements, "Total Annual Net Fund Operating Expenses" which are actually incurred by the Funds are set forth below. The voluntary fee reductions, waivers and reimbursements may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, "Total Annual Net Fund Operating Expenses" may increase without shareholder approval.


[TO BE UPDATED]


-----------------------------------  ----------------  ------------------  ------------  ------------  --------------
                                                                                                            TOTAL
                                                                                                         ANNUAL NET
                                         MANAGEMENT                                                        FUND
                                        FEES (AFTER        DISTRIBUTION        OTHER      REIMBURSED     OPERATING
FUND                                     WAIVERS)         (12B-1) FEES       EXPENSES      AMOUNTS        EXPENSES
-----------------------------------  ----------------  ------------------  ------------  ------------  --------------
Money Market                         __%               __%                 __%           __%           __%
-----------------------------------  ----------------  ------------------  ------------  ------------  --------------
U.S. Government Money Market         __%               __%                 __%           __%           __%
-----------------------------------  ----------------  ------------------  ------------  ------------  --------------
U.S. Government Select Money         __%               __%                 __%           __%           __%
   Market
-----------------------------------  ----------------  ------------------  ------------  ------------  --------------
Tax-Exempt Money Market(4)           __%               __%                 __%           __%           __%
-----------------------------------  ----------------  ------------------  ------------  ------------  --------------
Municipal Money Market               __%               __%                 __%           __%           __%
-----------------------------------  ----------------  ------------------  ------------  ------------  --------------
California Municipal Money           __%               __%                 __%           __%           __%
   Market
-----------------------------------  ----------------  ------------------  ------------  ------------  --------------

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------  ------------  -----------  -----------  --------------
FUND                                        ONE YEAR      3 YEARS      5 YEARS       10 YEARS
----------------------------------------  ------------  -----------  -----------  --------------
Money Market                                  $91          $284         $493         $1,096
----------------------------------------  ------------  -----------  -----------  --------------
U.S. Government Money Market                   94           293          509          1,131
----------------------------------------  ------------  -----------  -----------  --------------
U.S. Government Select Money Market            91           284          493          1,096
----------------------------------------  ------------  -----------  -----------  --------------
Tax-Exempt Money Market                        94           293          N/A           N/A
----------------------------------------  ------------  -----------  -----------  --------------
Municipal Money Market                         91           284          493          1,096
----------------------------------------  ------------  -----------  -----------  --------------
California Municipal Money Market              92           287          498          1,108
----------------------------------------  ------------  -----------  -----------  --------------

INVESTMENT ADVISER


Northern Trust Investments, Inc. ("NTI" or the "Investment Adviser"), a wholly owned subsidiary of The Northern Trust Company ("TNTC") serves as investment adviser of each of the Funds.* TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 S. LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust".
[TO BE UPDATED]
Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2001, administered in various capacities approximately $___ trillion of assets, including approximately $___ billion of assets under discretionary management. As of June 30, 2001, Northern Trust Corporation and its subsidiaries had approximately $___ billion in assets, $___ billion in deposits and employed over ____ persons.



Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.









* Prior to January 1, 2001, TNTC served as investment adviser of the Funds. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Funds.

                             MANAGEMENT OF THE FUNDS


ADVISORY FEES


As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Funds, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds to Northern Trust as a percentage of net assets, other than the Tax-Exempt Money Market Fund, for the fiscal year ended March 31, 2001.


                                                                    ADVISORY FEE PAID
                                              CONTRACTUAL            FOR FISCAL YEAR
FUND                                              RATE                ENDED 3/31/01
-----------------------------------------  -------------------  ------------------------
Money Market                                     0.60%                    0.40%
-----------------------------------------  -------------------  ------------------------
U.S. Government Money Market                     0.60%                    0.40%
-----------------------------------------  -------------------  ------------------------
U.S. Government Select Money Market              0.60%                    0.40%
-----------------------------------------  -------------------  ------------------------
Tax-Exempt Money Market                          0.60%                     N/A
-----------------------------------------  -------------------  ------------------------
Municipal Money Market                           0.60%                    0.40%
-----------------------------------------  -------------------  ------------------------
California Municipal Money Market                0.60%                    0.40%
-----------------------------------------  -------------------  ------------------------


The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Funds reflects that Northern Trust did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

OTHER FUND SERVICES


TNTC serves as transfer agent (the "Transfer Agent") and custodian for each Fund. The Transfer Agent performs various administrative servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as co-administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described in the Statement of Additional Information.


Pending the issuance by the SEC of an exemptive order concerning such arrangements, TNTC may also render securities lending services to the Funds. When and if such order is issued, TNTC will be entitled to a fee of up to 40% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds for which NTI, TNTC or an affiliate may receive investment advisory or other fees.


TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds, and receive compensation for such services, if consistent with the Investment Company Act of 1940 and the rules, exemptive orders and no-action letters issued by of the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

PURCHASING AND SELLING SHARES

                                PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call (800) 595-9111.

As of the date of this Prospectus, shares of the Tax-Exempt Money Market Fund are not being offered. Please call (800) 595-9111 before investing to determine availability.

                               OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

  BY MAIL


- Read this Prospectus carefully.


- Complete and sign the Purchase Application.


- Enclose a check or money order payable to Northern Funds.


- If you are investing on behalf of a corporation or other entity, your Purchase Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).


- Mail your check, corporate resolution (if needed) and completed Purchase Application to:

  Northern Funds
  P.O. Box 75986
  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  801 South Canal Street
  Chicago, Illinois 60607
  Attn: Northern Funds

- For subsequent investments:

  - Enclose your check with the return remittance portion of the confirmation of your previous investment; or

  - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

  BY WIRE

TO OPEN A NEW ACCOUNT:


- Call (800) 595-9111 for instructions.


- Complete a Purchase Application and send it to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

- Have your bank wire Federal funds to:

  The Northern Trust Company
  Chicago, Illinois
  ABA Routing No. 0710-00152
  (Reference 10 Digit Fund Account No.)
  (Reference Shareholder's Name)

  BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH").

- Have your employer send payments to:

  ABA Routing No. 0710-00152
  (Reference 10 Digit Fund Account No.)
  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.

  BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

- Complete a Purchase Application, including the Automatic Investment section.

- Send it to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN ACCOUNT:

- Call (800) 595-9111 to obtain an Automatic Investment Plan Application.

- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

  BY DIRECTED REINVESTMENT

You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.


- Complete the Distribution Options section on the Purchase Application.


- Reinvestments can only be directed to an existing Trust account (which must meet the minimum investment requirement).


  BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by the Trust. See "Selling
Shares - By Exchange" on page __.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase Trust shares through Northern Trust. You may also purchase shares through other institutions (together with Northern Trust, "Service Organizations") that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call (800) 595-9111. Northern Trust or another Service Organization may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

  BY INTERNET


You may initiate transactions between Northern Trust accounts and Trust accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

                                 SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another Service Organization and you appear on Trust records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

  BY MAIL

SEND A WRITTEN REQUEST TO:

  Northern Funds
  P.O. Box 75986
  Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed

- The Fund account number

- A signature guarantee is also required if:

  - The proceeds are to be sent elsewhere than the address of record, or


  - The redemption amount is greater than $50,000.


  BY WIRE

If you authorize wire redemptions on your Purchase Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.


- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

- Call the Transfer Agent at (800) 595-9111 for instructions.

- The minimum amount that may be redeemed by this method is $250.


  BY CHECK

If you authorize the checkwriting privilege on your Purchase Application, you may redeem shares of the Funds by check in amounts of $250 or more. If your account is already open:


- Call (800) 595-9111 for the appropriate form.


- The application must be signed by each person whose name appears on the account and must be accompanied by a signature guarantee.


- Dividends are earned until the check clears the Transfer Agent.


- Checks you write will not be returned to you, although copies are available upon request.


- A fee of $20 will be charged to the account if there are insufficient funds to cover the amount of your redemption by check.


- To place a stop payment request, call (800) 595-9111. A $20 fee will be charged to the account.


- You may not use checks to close an account or redeem shares purchased within the past fifteen days.


  BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.


- Call (800) 595-9111 for an application form and additional information.


- The minimum amount is $250 per withdrawal.

 BY EXCHANGE

The Trust offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the Purchase Application or, if your account is already opened, send a written request to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986


- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange).


- Call (800) 595-9111 for more information.


  BY TELEPHONE

If you authorize the telephone privilege on your Purchase Application, you may redeem Trust shares by phone.

- If your account is already opened, send a written request to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986


- The request must be signed by each owner of the account and must be accompanied by signature guarantees.


- Call (800) 595-9111 to use the telephone privilege.


- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined on page __ above under "Selling Shares -- By Mail".


  BY INTERNET


You may initiate transactions between Northern Trust accounts and Trust accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.


REDEEMING AND EXCHANGING THROUGH
NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your Trust shares through an account at Northern Trust or another Service Organization, you may redeem or exchange your shares according to the instructions pertaining to that account.


- Although the Trust imposes no charges when you redeem, when shares are purchased through Northern Trust or another Service Organization, a fee may be charged by those institutions for providing services in connection with your account.


- Contact your account representative at Northern Trust or other Service Organization for more information about redemptions or exchanges.

ACCOUNT POLICIES AND OTHER INFORMATION


AUTOMATIC INVESTMENT ARRANGEMENTS.
You may purchase shares through your account at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust will normally provide funds by provisionally crediting your account on the day the calculation is made. You should contact your account representative at Northern Trust for more information about its automatic investment arrangements.


CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 1:00 p.m., Chicago time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

The Funds seek to maintain an NAV of $1.00 per share by valuing the obligations held by the Funds at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

TIMING OF PURCHASE REQUESTS. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price provided that either:

- The order is in proper form as described under "Purchasing and Selling Shares" and payment in immediately available funds has been received by the Transfer Agent;


- The order is placed by Northern Trust or a Service Organization and payment in Federal or other immediately available funds is made by the close of the same Business Day in accordance with procedures acceptable to the Trust; or


- The order is accepted by an authorized intermediary and payment in Federal or other immediately available funds is to be made by the close of the same Business Day in accordance with procedures acceptable to the Trust.

Orders received by the Transfer Agent that are accompanied by payment in any form other than immediately available funds will not be executed until payment is converted to Federal funds, which normally occurs within two Business Days after receipt.

SOCIAL SECURITY/TAX IDENTIFICATION NUMBER. Federal regulations require you to provide a Social Security or other certified taxpayer identification number when you open or reopen an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, the number must be provided and certified within 60 days of the date of the Purchase Application.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.


- You will be responsible for all losses and expenses of a Fund in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.



- You may initiate transactions between Northern Trust accounts and Trust accounts by using Northern Trust Private Passport. For additional details, please visit our website at www.northerntrust.com/privatepassport or contact your relationship manager.


- The Trust reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.


- In certain circumstances, The Trust may advance the time by which purchase orders must be received. See "Early Closings" on page __.


- The Trust may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986, calling (800) 595-9111 or sending an
  e-mail to: northernfunds@execpc.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 1:00 p.m., Chicago time, will be executed on the same day. The redemption or exchange will be effected at that day's closing share price.

Good order means that the request must include the following information:

- The account number and Fund name

- The amount of the transaction, in dollar amount or number of shares

- The signature of all account owners exactly as they are registered on the account (except for the online, telephone and wire redemptions)

- Required signature guarantees, if applicable


- Other supporting legal documents that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call (800) 595-9111 for more information about documentation that may be required of these entities



In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page
__.


PAYMENT OF REDEMPTION PROCEEDS. If a redemption request is received by the Transfer Agent in good order by 1:00 p.m., Chicago time, on a Business Day, the proceeds will normally be sent on the next Business Day, unless payment in immediately available funds on the same Business Day is requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared and collected. This may take up to fifteen days from the purchase date.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed Purchase Application.


- The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.


- The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- The Trust reserves the right, on 60 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.


- You may initiate transactions between Northern Trust accounts and Trust accounts by using Northern Trust Private Passport. For additional details, please visit our web site at www.northerntrust.com/privatepassport or contact your relationship manager.


- The Trust reserves the right to change or discontinue any of its redemption procedures.

- The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


EXCHANGE PRIVILEGES. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund. It is considered a taxable event and may result in a gain or loss. The Trust reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. The Trust may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request.

Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.


TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on page __ for initiating transactions by the Internet.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.


BUSINESS DAY. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. In 2001 and 2002 the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



EARLY CLOSINGS. The Trust reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when the Transfer Agent or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.


AUTHORIZED INTERMEDIARIES. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These financial intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Fund's per share NAV next determined.


SERVICE ORGANIZATIONS. The Trust may enter into agreements with Service Organizations such as banks, corporations, broker/dealers and other financial institutions, including Northern Trust, concerning the provision of support and/or distribution services to their customers who own Fund shares. These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;


- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.


In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.



For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds. In addition, Northern Trust may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust who provide services to their customers who invest in the Trust or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by the Investment Adviser and will not represent an additional expense to the Trust or its shareholders.


Service Organizations may also charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organizations with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Trust.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations investing in the Funds on behalf of their customers may be required to register as dealers.


Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.



SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of the Trust's fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses or (if and when permitted by law) proxy or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at (800) 595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.



ACCOUNT STATEMENTS. You should contact us in writing regarding any errors or discrepancies within 60 days after the date of any statement you receive confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.


Each Fund's net investment income is declared as a dividend on each Business Day and paid monthly. Dividends will also be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Net realized short-term capital gains may be distributed from time to time during the Trust's fiscal year (but not less frequently than annually). The Funds do not expect to realize net long-term capital gains. Shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by the Trust by the time designated on page __ under "Purchasing Shares." Otherwise, shares begin earning dividends on the day payment in Federal or other immediately available funds is received.

TAX CONSIDERATIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then the Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

MUNICIPAL MONEY MARKET, TAX-EXEMPT MONEY MARKET AND CALIFORNIA MUNICIPAL MONEY MARKET Funds. The Municipal Money Market and California Municipal Money Market Funds (the "Municipal Funds") and the Tax-Exempt Money Market Fund expect to pay "exempt-interest dividends" that are generally exempt from regular Federal income tax. However, a portion of the exempt-interest dividends paid by the Tax-Exempt Money Market Fund may be, and a portion of the dividends paid by the Municipal Funds generally will be, an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

The California Municipal Money Market Fund expects to pay dividends that are generally exempt from California personal income tax. This exemption will apply, however, only to dividends that are derived from interest paid on California municipal instruments, or on certain Federal obligations. In addition, dividends paid by this Fund will be subject to state corporate franchise and corporate income taxes, if applicable.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds or the Tax-Exempt Money Market Fund generally will not be deductible for Federal income tax purposes.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

TAX TABLE


You may find it particularly useful to compare the tax-free yields of the Municipal Funds and Tax-Exempt Money Market Fund to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculation.


                                                                                     TAX EXEMPT YIELDS
                                                          ----------------------------------------------------------------
TAXABLE INCOME                                              FEDERAL          2.00%          3.00%           4.00%
                                                            MARGINAL    --------------------------------------------------
SINGLE RETURN                   JOINT RETURN                TAX RATE                 EQUIVALENT TAXABLE YIELDS
------------------------------  -------------------------  --------------  ---------------  --------------  --------------
$0 - $ 26,250                   $0 - $ 43,850              15%             2.35%            3.53%           4.71%
------------------------------  -------------------------  --------------  ---------------  --------------  --------------
$ 26,251 -                      $ 43,851 - $105,950        28%             2.78%            4.17%           5.56%
$ 63,550
------------------------------  -------------------------  --------------  ---------------  --------------  --------------
$63,551 - $132,600              $105,951 - $161,450        31%             2.90%            4.35%           5.80%
------------------------------  -------------------------  --------------  ---------------  --------------  --------------
$132,601 - $288,350             $161,451 - $288,350        36%             3.13%            4.69%           6.25%
------------------------------  -------------------------  --------------  ---------------  --------------  --------------
Over $288,350                   Over $288,350              39.6%           3.31%            4.97%           6.62%
------------------------------  -------------------------  --------------  ---------------  --------------  --------------


                                                                                             TAX EXEMPT YIELDS
                                                        -------------------------------------------------------------------------
TAXABLE INCOME                                            FEDERAL         5.00%          6.00%           7.00%             8.00%
                                                          MARGINAL    -----------------------------------------------------------
SINGLE RETURN                 JOINT RETURN                TAX RATE                         EQUIVALENT TAXABLE YIELDS
----------------------------  -------------------------  --------------  --------------  --------------  ----------------  ------
$0 - $ 26,250                 $0 - $ 43,850              15%             5.88%           7.06%           8.24%             9.41%
----------------------------  -------------------------  --------------  --------------  --------------  ----------------  ------
$ 26,251 -                    $ 43,851 - $105,950        28%             6.94%           8.33%           9.72%             11.11%
$ 63,550
----------------------------  -------------------------  --------------  --------------  --------------  ----------------  ------
$63,551 - $132,600            $105,951 - $161,450        31%             7.25%           8.70%           10.14%            11.59%
----------------------------  -------------------------  --------------  --------------  --------------  ----------------  ------
$132,601 - $288,350           $161,451 - $288,350        36%             7.81%           9.38%           10.94%            12.50%
----------------------------  -------------------------  --------------  --------------  --------------  ----------------  ------
Over $288,350                 Over $288,350              39.6%           8.28%           9.93%           11.59%            13.25%
----------------------------  -------------------------  --------------  --------------  --------------  ----------------  ------




THE TAX-EXEMPT YIELDS USED HERE ARE HYPOTHETICAL AND NO ASSURANCE CAN BE MADE THAT THE FUNDS WILL ATTAIN ANY PARTICULAR YIELD. A FUND'S YIELD FLUCTUATES AS MARKET CONDITIONS CHANGE. THE TAX BRACKETS AND RELATED YIELD CALCULATIONS ARE BASED ON THE 2001 FEDERAL MARGINAL TAX RATES INDICATED IN THE TABLE. THE TABLE DOES NOT REFLECT THE PHASE OUT OF PERSONAL EXEMPTIONS AND ITEMIZED DEDUCTIONS WHICH WILL APPLY TO CERTAIN HIGHER INCOME TAXPAYERS. IN ADDITION, THE BRACKETS DO NOT TAKE INTO CONSIDERATION THE CALIFORNIA STATE PERSONAL INCOME TAX OR ANY OTHER STATE TAX.

RISKS, SECURITIES AND TECHNIQUES

ADDITIONAL INFORMATION ON FUND STRATEGIES, RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS. IT ALSO EXPLORES THE VARIOUS INVESTMENT SECURITIES AND TECHNIQUES THAT THE INVESTMENT MANAGEMENT TEAM MAY USE. THE FUNDS MAY INVEST IN OTHER SECURITIES AND ARE SUBJECT TO FURTHER RESTRICTIONS AND RISKS WHICH ARE DESCRIBED IN THE STATEMENT OF ADDITIONAL INFORMATION. ADDITIONALLY, THE FUNDS MAY PURCHASE OTHER TYPES OF SECURITIES OR INSTRUMENTS SIMILAR TO THOSE DESCRIBED IN THIS SECTION IF OTHERWISE CONSISTENT WITH THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES. YOU SHOULD NOTE THAT A FUND'S INVESTMENT OBJECTIVE MAY BE CHANGED BY THE TRUST'S BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL, HOWEVER, BE NOTIFIED OF ANY CHANGES. ANY SUCH CHANGE MAY RESULT IN A FUND HAVING AN INVESTMENT OBJECTIVE DIFFERENT FROM THE OBJECTIVE WHICH THE SHAREHOLDER CONSIDERED APPROPRIATE AT THE TIME OF INVESTMENT IN THE FUND.

   ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

CALIFORNIA MUNICIPAL INSTRUMENTS. The investments of the California Municipal Money Market Fund in California municipal instruments raise special considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers of California municipal instruments to meet their obligations.

INVESTMENT STRATEGY. Under normal market conditions, at least 65% of the value of the California Municipal Money Market Fund's total assets will be invested in California municipal instruments. Consequently, the Fund is more susceptible to factors adversely affecting issuers of California municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

SPECIAL RISKS. The California Municipal Money Market Fund's investments will be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political subdivisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has been returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal instruments. Also, the ultimate fiscal effect of Federally-mandated reform of welfare programs on the State and its local governments is still to be resolved. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal instruments.

In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a Nationally Recognized Statistical Rating Organization, they may become ineligible for purchase by the Fund. Since there are large numbers of buyers of these instruments, the supply of California municipal instruments that are eligible for purchase by the California Municipal Money Market Fund could become inadequate at certain times.

A more detailed description of special factors affecting investments in California, Florida and Arizona municipal instruments is provided in the Statement of Additional Information.

FOREIGN INVESTMENTS. The Money Market Fund may invest in the U.S.
dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It may also invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers.

INVESTMENT STRATEGY. Investments by the Money Market Fund in foreign issuer obligations will not exceed 50% of the Fund's total assets measured at the time of purchase.


SPECIAL RISKS. Foreign securities involve special risks and costs which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.


Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements, volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

                    ADDITIONAL DESCRIPTION OF SECURITIES AND
                          COMMON INVESTMENT TECHNIQUES

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or other credit enhancements.

INVESTMENT STRATEGY. The Money Market Fund, Tax-Exempt Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may only purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds can borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may invest a portion of their total assets in custodial receipts. Investments by the U.S. Government Money Market Fund in custodial receipts will not exceed 35% of the value of the Fund's total assets.

SPECIAL RISKS. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.


DERIVATIVES. The Funds may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest rates or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

INVESTMENT STRATEGY. A Fund will invest in derivatives only if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below) and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT STRATEGY. Each Fund may invest up to 10% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by Northern Funds' Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Money Market Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs does not currently exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds.

INVESTMENT STRATEGY. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee.

Each of the Municipal Funds and the Tax-Exempt Money Market Fund may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

INVESTMENT STRATEGY. Although it is not their current policy to do so on a regular basis, in connection with their investments in municipal instruments, the Municipal Funds and the Tax-Exempt Money Market Fund may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, these Funds do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The California Municipal Money Market Fund expects to invest principally in California municipal instruments. The Municipal Money Market Fund and Tax-Exempt Money Market Fund may also invest more than 25% of the value of their respective total assets in municipal instruments whose issuers are in the same state.

Funds in addition to the Municipal Funds and the Tax-Exempt Money Market Fund may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds other than the Municipal Funds and Tax-Exempt Money Market Fund on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments purchased by the Municipal Funds and the Tax-Exempt Money Market Fund may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Risks relating to foreign banks, insurance companies and financial institutions are described on page _ under "Foreign Investments."

In addition, when a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

SECURITIES LENDING. In order to generate additional income. The Funds may lend securities on a short-term basis to banks, brokers-dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-quality debt obligations.

SPECIAL RISKS. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's investment performance.


UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

TAXABLE INVESTMENTS. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

INVESTMENT STRATEGY. The Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds may each invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

SPECIAL RISKS. Dividends paid by the Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds that are derived from interest paid on taxable investments will generally be taxable to each Fund's shareholders as ordinary income for Federal income tax purposes. Each of the Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds each may not achieve its investment objective when its assets are invested in taxable obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

INVESTMENT STRATEGY. Each Fund may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Fund if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Fund. The Funds may invest in variable amount master demand notes.

SPECIAL RISKS. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.


MISCELLANEOUS


TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN A FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE YEARS OR PERIODS ENDED ON OR BEFORE MARCH 31, 2001 HAS BEEN AUDITED BY __________________, WHOSE REPORT IS INCLUDED IN THE FUNDS' ANNUAL REPORT ALONG WITH THE FUNDS' FINANCIAL STATEMENTS. THE ANNUAL REPORT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE.

FINANCIAL HIGHLIGHTS



                                                                                     MONEY MARKET FUND
                                                     -----------------------------------------------------------------------------
            [to be updated]
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED           ENDED
                                                       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                         2001            2000            1999            1998            1997
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SELECTED PER SHARE DATA
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Net investment income                                                  0.05            0.05            0.05            0.05
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
LESS DISTRIBUTIONS PAID:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   From net investment income                                            (0.05)          (0.05)          (0.05)          (0.05)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Total distributions paid                                              (0.05)          (0.05)          (0.05)          (0.05)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                                            $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
TOTAL RETURN(1)                                                           5.06%           5.04%           5.31%           5.05%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Net assets, in thousands, end of year                              $6,237,231      $4,886,098      $3,296,030      $1,607,187
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Ratio to average net assets of:(2)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
        Expenses, net of waivers
           and reimbursements                                             0.55%           0.55%           0.55%           0.55%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
        Expenses, before waivers
           and reimbursements                                             0.89%           0.89%           0.90%           0.90%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
        Net investment income, net of waivers
           and reimbursements                                             4.96%           4.91%           5.19%           4.94%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
        Net investment income, before waivers
           and reimbursements                                             4.62%           4.57%           4.84%           4.59%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than a full year.

FINANCIAL INFORMATION continued


                                                                           U.S. GOVERNMENT MONEY MARKET FUND
                                                     -----------------------------------------------------------------------------
            [TO BE UPDATED]
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED           ENDED
                                                       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                         2001            2000            1999            1998            1997
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SELECTED PER SHARE DATA
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Net investment income                                                  0.05            0.05            0.05            0.05
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
LESS DISTRIBUTIONS PAID:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   From net investment income                                            (0.05)          (0.05)          (0.05)          (0.05)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Total distributions paid                                              (0.05)          (0.05)          (0.05)          (0.05)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                                            $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
TOTAL RETURN(1)                                                           4.92%           4.94%           5.22%           4.93%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Net assets, in thousands, end of year                                $537,950        $469,866        $417,042        $314,259
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Ratio to average net assets of (2):
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
         Expenses, net of waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
            and reimbursements                                            0.55%           0.55%           0.55%           0.55%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
         Expenses, before waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
            and reimbursements                                            0.92%           0.91%           0.93%           0.96%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
         Net investment income, net of waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
            and reimbursements                                            4.82%           4.82%           5.10%           4.82%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
         Net investment income, before waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
            and reimbursements                                            4.45%           4.46%           4.72%           4.41%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS continued

           [to be updated]


                                                                       U.S. GOVERNMENT SELECT MONEY MARKET FUND
                                                     -----------------------------------------------------------------------------
            [TO BE UPDATED]
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED           ENDED
                                                       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                         2001            2000            1999            1998            1997
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SELECTED PER SHARE DATA
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Net investment income                                                  0.05            0.05            0.05            0.05
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
LESS DISTRIBUTIONS PAID:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   From net investment income                                            (0.05)          (0.05)          (0.05)          (0.05)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Total distributions paid                                              (0.05)          (0.05)          (0.05)          (0.05)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                                            $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
TOTAL RETURN(1)                                                           4.86%           4.87%           5.24%           5.07%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Net assets, in thousands, end of year                                $689,742        $416,527        $306,425        $168,128
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
   Ratio to average net assets of:(2)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
        Expenses, net of waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           and reimbursements                                             0.55%           0.55%           0.46%           0.40%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
        Expenses, before waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           and reimbursements                                             0.90%           0.91%           0.93%           0.97%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
        Net investment income, net of waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           and reimbursements                                             4.86%           4.73%           5.13%           4.95%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
        Net investment income, before waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           and reimbursements                                             4.51%           4.37%           4.66%           4.38%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than a full year.

FINANCIAL INFORMATION continued


[to be updated]



                                                                              MUNICIPAL MONEY MARKET FUND
                                                     -----------------------------------------------------------------------------

--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED           ENDED
                                                       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                         2001            2000            1999            1998            1997
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SELECTED PER SHARE DATA
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      Net investment income                                               0.03            0.03            0.03            0.03
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
LESS DISTRIBUTIONS PAID:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      From net investment income                                         (0.03)          (0.03)          (0.03)          (0.03)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      Total distributions paid                                           (0.03)          (0.03)          (0.03)          (0.03)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                                            $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
TOTAL RETURN(1)                                                           3.01%           2.98%           3.27%           3.14%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      Net assets, in thousands, end of year                           $2,668,096      $2,384,030      $1,814,343      $1,420,041
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      Ratio to average net assets of:(2)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           Expenses, net of waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
              and reimbursements                                          0.55%           0.55%           0.55%           0.55%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           Expenses, before waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
              and reimbursements                                          0.90%           0.89%           0.89%           0.90%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           Net investment income, net of waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
              and reimbursements                                          2.96%           2.90%           3.20%           3.08%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           Net investment income, before waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
              and reimbursements                                          2.61%           2.56%           2.86%           2.73%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS continued

                 [to be updated]



                                                                         CALIFORNIA MUNICIPAL MONEY MARKET FUND
                                                     -----------------------------------------------------------------------------

--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED           ENDED
                                                       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                         2001            2000            1999            1998            1997
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SELECTED PER SHARE DATA
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      Net investment income                                               0.03            0.03            0.03            0.03
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
LESS DISTRIBUTIONS PAID:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      From net investment income                                         (0.03)          (0.03)          (0.03)          (0.03)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      Total distributions paid                                           (0.03)          (0.03)          (0.03)          (0.03)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                                            $ 1.00          $ 1.00          $ 1.00          $ 1.00
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
TOTAL RETURN(1)                                                           2.64%           2.75%           3.20%           3.19%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      Net assets, in thousands, end of year                            $404,617        $363,050        $224,843        $200,989
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
      Ratio to average net assets of:(2)
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           Expenses, net of waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
              and reimbursements                                          0.55%           0.55%           0.49%           0.45%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           Expenses, before waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
              and reimbursements                                          0.91%           0.91%           0.94%           0.94%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           Net investment income, net of waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
              and reimbursements                                          2.61%           2.68%           3.14%           3.13%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
           Net investment income, before waivers
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
              and reimbursements                                          2.25%           2.32%           2.69%           2.64%
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------
                                                                        ------          ------          ------          ------
--------------------------------------------------   -------------   -------------   -------------   -------------   -------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than a full year.

FOR MORE INFORMATION

                            ANNUAL/SEMIANNUAL REPORT

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

                       STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports, and the SAI, are available free upon request by calling The Northern Funds Center at (800) 595-9111.

TO OBTAIN OTHER INFORMATION AND
FOR SHAREHOLDER INQUIRIES:

By Telephone   Call (800) 595-9111

By Mail    Northern Funds
           P.O. Box 75986
           Chicago, IL  60675-5986

On the Internet

Text-only versions of the Funds' documents are available online and may be downloaded from:

- The SEC's website at http://www.sec.gov.

- Northern Funds' website at http://www.northernfunds.com.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                                                         NORTHERN FUNDS  [LOGO]

811-8236

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION



                                MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND
                              U.S. GOVERNMENT FUND
                     SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                     CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                                FIXED INCOME FUND
                                 TAX-EXEMPT FUND
                             ARIZONA TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                            GLOBAL FIXED INCOME FUND
                            HIGH YIELD MUNICIPAL FUND
                          HIGH YIELD FIXED INCOME FUND
                               INCOME EQUITY FUND
                                STOCK INDEX FUND
                              LARGE CAP VALUE FUND
                               GROWTH EQUITY FUND
                               SELECT EQUITY FUND
                                BLUE CHIP 20 FUND
                               MID CAP GROWTH FUND
                              SMALL CAP INDEX FUND
                              SMALL CAP VALUE FUND
                              SMALL CAP GROWTH FUND
                            GROWTH OPPORTUNITIES FUND
                        INTERNATIONAL GROWTH EQUITY FUND
                        INTERNATIONAL SELECT EQUITY FUND
                                 TECHNOLOGY FUND
                           GLOBAL COMMUNICATIONS FUND



                                 NORTHERN FUNDS
                                  (THE "TRUST")



         This Statement of Additional Information dated July 30, 2001 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated July 30, 2001, as amended or supplemented from time to time, for the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Tax-Exempt Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund (collectively, the "Money Market Funds"), U.S. Government Fund, Short-Intermediate U.S. Government Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, Global Fixed Income Fund, High Yield Municipal Fund, High Yield Fixed Income Fund, Income Equity Fund, Stock Index Fund, Large Cap Value Fund, Growth Equity Fund, Select Equity Fund, Blue Chip 20 Fund, Mid Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Small Cap Growth Fund, Growth Opportunities Fund, International Growth Equity Fund, International Select Equity Fund, Technology Fund and Global Communications Fund (collectively, the "Non-Money Market Funds," and together with the Money Market Funds, the "Funds") of Northern Funds (the "Prospectuses"). Copies of the Prospectuses may be obtained without charge from The Northern Trust Company (the "Transfer Agent") by writing to the Northern Funds

Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 1-800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.



         The audited financial statements and related report of Arthur Andersen LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2001 (except for Blue Chip 20 Fund and Tax-Exempt Money Market Fund, which did not commence operations during the period), are incorporated herein by reference in the section entitled "Financial Statements." No other part of the annual report is incorporated by reference herein. Copies of the annual report may be obtained, upon request and without charge by calling 1-800-595-9111 (toll free).


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

         An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. An investment in a Fund involves investment risks, including possible loss of principal. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                              INDEX[to be updated]



                                                                                               Page
ADDITIONAL INVESTMENT INFORMATION................................................................_
      Classification and History................................................................._
      Investment Objectives and Policies........................................................._
      Special Risk Factors and Considerations Relating
        to California Municipal Instruments, Florida Municipal
        Instruments and Arizona Municipal Instruments............................................_
      California Municipal Instruments..........................................................._
      Florida Municipal Instruments.............................................................._
      Arizona Municipal Instruments.............................................................._
      Investment Restrictions...................................................................._

ADDITIONAL TRUST INFORMATION....................................................................._
      Trustees and Officers......................................................................_
      Code of Ethics.............................................................................__
      Investment Advisers, Transfer Agent and Custodian.........................................._
      Co-Administrators and Distributor.........................................................._
      Service Organizations......................................................................_
      Counsel and Auditors......................................................................._
      In-Kind Purchases and Redemptions.........................................................._
      Automatic Investing Plan..................................................................._
      Directed Reinvestments....................................................................._
      Redemptions and Exchanges.................................................................._
      Retirement Plans..........................................................................._
      Expenses..................................................................................._

PERFORMANCE INFORMATION.........................................................................._
      Money Market Funds........................................................................._
      Non-Money Market Funds....................................................................._
      General Information........................................................................_

NET ASSET VALUE.................................................................................._

TAXES............................................................................................_
      Federal - General Information.............................................................._
      Federal - Tax-Exempt Information..........................................................._
      Taxation of Certain Financial Instruments.................................................._
      Special State Tax Considerations Pertaining to the California Funds........................_
      Special State Tax Considerations Pertaining to the Florida Intermediate Tax-Exempt Fund...._
      Special State Tax Considerations Pertaining to the Arizona Tax-Exempt Fund................._

DESCRIPTION OF SHARES............................................................................_

FINANCIAL STATEMENTS............................................................................._

OTHER INFORMATION................................................................................_

APPENDIX A.......................................................................................A-1

APPENDIX B.......................................................................................B-1

                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

         The Trust is an open-end, management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), except the California Municipal Money Market, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, Global Fixed Income and Blue Chip 20 Funds, which are classified as non-diversified. Each Fund is a series of the Trust that was formed as a Delaware business trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Funds were formerly series of Northern Funds, a Massachusetts business trust, and were reorganized into the Trust on July 31, 2000.

INVESTMENT OBJECTIVES AND POLICIES


         The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Adviser to be substantially similar to those of any other investment otherwise permitted by a Fund's investment policies.



         MONEY MARKET FUNDS

                  MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high- quality money market instruments.

                  U.S. GOVERNMENT MONEY MARKET FUND has the same objective as the Money Market Fund but invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related repurchase agreements.

                  U.S. GOVERNMENT SELECT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

                  TAX-EXEMPT MONEY MARKET FUND seeks to provide a high level of income exempt from regular Federal income tax, to the extent consistent with the preservation of capital, by investing primarily in municipal instruments.

                  MUNICIPAL MONEY MARKET FUND seeks high current income exempt from regular federal tax to the extent consistent with preserving capital by investing mainly in short-term municipal instruments.

                  CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks to provide its shareholders to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

         FIXED INCOME FUNDS

                  U.S. GOVERNMENT FUND seeks high current income from U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between one and ten years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND seeks high current income from a broad range of U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between two and five years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                  FIXED INCOME FUND seeks high current income from a broad range of bonds and other fixed income securities. The Fund's average maturity is anticipated to range between seven and twelve years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund and the Short-Intermediate U.S. Government Fund.

                  GLOBAL FIXED INCOME FUND seeks to maximize total return consistent with reasonable risk while investing in securities of issuers located in at least three different countries (one of which may be the U.S.). Total return is comprised of current income and value fluctuations from investing in bonds and other fixed income securities of foreign issuers.

                  HIGH YIELD MUNICIPAL FUND seeks a high level of current income exempt from regular federal income tax.

                  HIGH YIELD FIXED INCOME FUND seeks a high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests in high yield fixed income instruments.

         TAX-EXEMPT FIXED INCOME FUNDS

                  INTERMEDIATE TAX-EXEMPT FUND seeks high current income exempt from regular federal income tax by investing in a broad range of municipal instruments with an expected average maturity of three to ten years.

                  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND seeks high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of three to ten years.

                  FLORIDA INTERMEDIATE TAX-EXEMPT FUND seeks high current income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of three to ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

                  TAX-EXEMPT FUND seeks high current income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

                  ARIZONA TAX-EXEMPT FUND seeks high current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

                  CALIFORNIA TAX-EXEMPT FUND seeks high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

         EQUITY FUNDS

                  INCOME EQUITY FUND seeks to achieve high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities.

                  STOCK INDEX FUND seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500-Registered Trademark-Composite Stock Price Index (the "S&P 500 Index").

                  LARGE CAP VALUE FUND seeks to provide long-term capital appreciation by investing primarily in equity securities of large, established companies which the investment team believes are undervalued or overlooked by the market.

                  GROWTH EQUITY FUND seeks long-term capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

                  SELECT EQUITY FUND is also for the more aggressive investor, seeking long-term capital appreciation by investing principally in common stocks of companies its Investment Adviser believes to have superior growth characteristics. Any income is incidental to this objective.


                  BLUE CHIP 20 FUND seeks to provide long-term capital appreciation by investing primarily in the equity securities of a limited group (generally between 20 and 30) that are selected by the investment management team for their growth potential. Any income received is incidental to this objective potential.


                  MID CAP GROWTH FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Standard & Poor's MidCap 400-Registered Trademark- Stock Index at the time of investment.

                  SMALL CAP INDEX FUND seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

                  SMALL CAP VALUE FUND seeks long-term capital appreciation; any income is incidental to this objective. Because it invests principally in the equity securities of smaller companies, this Fund is likely to have more price volatility than the Growth Equity and Select Equity Funds.

                  SMALL CAP GROWTH FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Russell 2000 Small Stock Index.

                  INTERNATIONAL GROWTH EQUITY FUND offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification in an effort to control risk.

                  INTERNATIONAL SELECT EQUITY FUND seeks long-term growth by investing principally in common stock of foreign issuers that the Investment Adviser believes are growing faster than their markets. Because fewer countries and securities are generally represented in this Fund than in the International Growth Equity Fund, it is likely to experience more price volatility.

                  TECHNOLOGY FUND seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the SoundView Technology Index, the Hambrecht and Quist Technology Index (the "H&Q Index"), the technology grouping of the S&P 500 Index or any other comparable index. Companies engaged in businesses related to the following products and services are also considered by Northern Trust to be engaged in technology business activities whether or not they are listed in a technology index: industrial and business machines; communications; computers; software and peripheral products; electronics, electronic media; internet; television and video equipment and services; and satellite technology and equipment.

                  The Morgan Stanley Index is an equal dollar weighted index of 35 stocks drawn from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. The SoundView Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by SoundView Financial Group. The H&Q Index is comprised of publicly traded stocks of approximately 250 technology companies. The H&Q Index includes companies in the electronics, services and related technologies industries and is a market capitalization weighted index. Changes in the indices may occur when Morgan Stanley, SoundView or H&Q choose to modify their indices or as mergers, acquisitions and failures dictate. Such changes may happen with fair regularity owing to the fast-changing nature of the technology industries.

                  GLOBAL COMMUNICATIONS FUND seeks to provide long-term capital appreciation by investing at least 65% of its total assets in equity securities of domestic and foreign companies that are engaged in the communications industry.


         AMERICAN DEPOSITARY RECEIPTS ("ADRS"). The Fixed Income Fund, High Yield Fixed Income Fund, each Equity Fund and the Global Fixed Income Fund (together with the International Growth Equity Fund and International Select Equity Fund, the "International Funds") can invest in ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.


         A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

         ASSET-BACKED SECURITIES. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fund's average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by the Funds may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         BANK AND DEPOSIT NOTES. Bank notes rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by, changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.


The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended March 31, 2001, the turnover rates for the Funds (except for the Blue Chip 20 Fund, which had not commenced operations during the fiscal year ended March 31, 2001) are as follows:
[TO BE UPDATED]


  FUND                                           Portfolio Turnover Rate
  ----                                           -----------------------
  U.S. Government Fund                           _%
  Short-Intermediate U.S. Government Fund        _%
  Fixed Income Fund                              _%
  Global Fixed Income Fund                       _%
  High Yield Municipal Fund                      _%
  High Yield Fixed Income Fund                   _%
  Intermediate Tax-Exempt Fund                   _%
  Tax Exempt Fund                                _%
  California Intermediate Tax-Exempt Fund        _%
  Florida Intermediate Tax-Exempt Fund           _%
  Arizona Tax-Exempt Fund                        _%
  Income Equity Fund                             _%
  Stock Index Fund                               _%
  Large Cap Value Fund(1)                        _%
  Growth Equity Fund                             _%
  Select Equity Fund                             _%
  Mid Cap Growth Fund                            _%
  Small Cap Index Fund                           _%
  Small Cap Value Fund                           _%
  Small Cap Growth Fund                          _%
  Growth Opportunities Fund(2)                   _%
  International Growth Equity Fund               _%
  International Select Equity Fund               _%
  Technology Fund                                _%
  Global Communications Fund(3)                  _%



(1)      The Large Cap Value Fund commenced operations on August 3, 2000.
(2)      The Growth Opportunities Fund commenced operations on September 26,
         2000.
(3)      The Global Communications Fund commenced operations on May 15, 2000.

         COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT AND TIME DEPOSITS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

         A Fund may invest a portion of its net assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


         In selecting convertible securities, the Investment Adviser will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.


         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

         EQUITY SWAPS. Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Trust and its Investment Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

         The Funds will not enter into any equity swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, D&P or Fitch; or A or P-1 or better by Moody's. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers are incorrect in their forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.


         EUROPEAN DEPOSITARY RECEIPTS ("EDRS"). Each Equity Fund, the Fixed Income Fund, High Yield Fixed Income Fund and each International Fund may also invest in EDRs and Global Depositary Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.


         FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income and the Equity Funds (other than the Stock Index and Small Cap Index Funds) are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


         In addition, when the Investment Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


         In addition, the Global Fixed Income Fund, Fixed Income Fund, High Yield Fixed Income Fund, International Growth Equity Fund, International Select Equity Fund and Global Communications Fund may purchase or sell forward currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Global Fixed Income Fund, Fixed Income Fund, High Yield Fixed Income Fund, International Growth Equity Fund, International Select Equity Fund and Global Communications Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

         Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.


         FOREIGN SECURITIES. The Global Fixed Income, International Growth Equity, International Select Equity and Global Communications Funds intend to invest a substantial portion of their total assets in foreign securities. In addition, the Fixed Income, High Yield Fixed Income, Income Equity, Large Cap Value, Growth Equity, Select Equity, Blue Chip 20, Mid Cap Growth, Small Cap Value, Small Cap Growth, Growth Opportunities and Technology Funds may invest a substantial portion, of their assets in such securities, including eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund may also invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.


         Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         The Money Market Fund, the Fixed Income Fund, the High Yield Fixed Income Fund, the Global Fixed Income Fund and each Equity Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         In addition, the Equity Funds (except the Stock Index and Small Cap Index Funds), the Fixed Income and the High Yield Fixed Income Fund may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, the Middle East, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

         Unanticipated political, economic or social developments may affect the value of a Fund's investment in emerging market countries and the availability to a Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Although a Fund (other than the Money Market Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         A Fund is also subject to the possible imposition of exchange control regulations or freezes on the convertibility or currency. In addition, through the use of forward currency exchange contracts and with other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."




         Investors should understand that the expense ratios of the International Funds can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         Countries in which the Funds may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

         The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as social and political developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

         FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Funds (other than the Money Market Funds) may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio of securities as whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The Trust intends to comply with the regulations of the CFTC exempting the Funds from registration as a "commodity pool operator."

         INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.


         INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. The Fixed Income and Equity Funds may enter into swap transactions and transactions involving interest rate floor caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire and asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Fixed Income and Equity Funds may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

         Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Funds and its Investment Adviser believes that transactions do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


         Except for the High Yield Fixed Income Fund and the High Yield Municipal Fund (which are not subject to any minimum rating criteria), a Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard and Poor's Ratings Services ("S&P") or Fitch Inc. ("Fitch"), or A or P-1 or better by Moody's Investors Service Inc. ("Moody's") or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.


         INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and their affiliated persons (as defined in the 1940 Act) or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

         Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the Securities and Exchange Commission (the "SEC") or deemed to be in the best interests of the Trust.


         As noted in the Prospectuses, a Fund may invest in iShares-SM- (formerly called World Equity Benchmark Shares or "WEBS"), Standard & Poor's Depository Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.



         iShares-SM- are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International Index ("MSCI") indices for specified countries. iShares-SM- are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iShares-SM- are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares-SM- on the AMEX. To date most iShares-SM- have traded at relatively modest discounts and premiums to their net asset values. However, iShares-SM- have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares-SM- for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares-SM- will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares-SM- should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and a Fund's ability to provide investment results approximating the performance of securities in the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE") could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares-SM- as part of its investment strategy.


         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index; (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities; and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Fund Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

         LOAN PARTICIPATIONS. The High Yield Fixed Income Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fixed Income Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fixed Income Fund acts as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund will be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

         MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds may make short sales against the box although the Funds have no current intention to do so in the coming year. "Selling short against the box" involves selling a security that a Fund owns for delivery at a specified date in the future.

         MORTGAGE DOLLAR ROLLS. Each Non-Money Market Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

         MUNICIPAL INSTRUMENTS. Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

         Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

         State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

         The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund (the "Tax-Exempt Funds") and the Municipal Money Market Fund, California Municipal Money Market Fund and High Yield Municipal Fund (the "Municipal Funds") may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal bonds with a series of maturity dates are called Serial Bonds. Each of the Tax-Exempt Funds and the Municipal Funds may purchase Serial Bonds and other long-term securities provided that it has a remaining maturity meeting the Fund's maturity requirements. The Fund may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term Put Bonds on which defaults occur following acquisition by the Fund.


         The Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P or F-2 or higher by Fitch. The Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Funds.


         Each of the Tax-Exempt Funds and Municipal Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Fund may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

         An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.


         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. In addition, as of the date of this Additional Statement, proposals were pending to change federal income tax rates. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Funds and the Funds' liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.


         Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

         In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions, as described above under "Foreign Securities."

         The Tax-Exempt Funds and the Municipal Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

         Except for the California Municipal Money Market Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund, currently, it is not the intention of the Tax-Exempt Funds and the Municipal Funds to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

         OPTIONS. Each Non-Money Market Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or (in the case of the Global Fixed Income Fund and the High Yield Fixed Income Fund) the yield differential between two securities ("yield curve options"), and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, options on an index provide the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference. The Funds will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

         With respect to yield curve options, a call (or put) option is covered if the Global Fixed Income Fund or High Yield Fixed Income Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         REAL ESTATE INVESTMENT TRUSTS. The Equity Funds (except the Stock Index and Small Cap Index Funds) may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

         RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income Funds, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.


         REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


         REVERSE REPURCHASE AGREEMENTS. A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Advisers believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the primary investments of the Small Cap Index, Small Cap Value, Small Cap Growth Funds and Growth Opportunities and stocks of recently organized companies, in which the Small Cap Index, Small Cap Value,Small Cap Growth and Growth Opportunities Funds may also invest, have been more volatile in price than the larger capitalization stocks included in the Standard and Poor's 500-Registered Trademark- Composite Stock Price Index ("S&P 500 Index"). Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of a Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

         RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different from those for investment-grade securities. The risk of loss through default is greater because lower quality securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in a portfolio of investments.

         The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

         A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund's net asset value. In general, both the prices and yields of lower quality securities will fluctuate.

         The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         The credit ratings assigned by a rating agency evaluate the safety of a rated security's principal and interest payments, but do not address market value risk and, therefore, may not fully reflect the true risks of an investment. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities a Fund holds. Because of this, a Fund's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher quality securities.

         SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or (except for the U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, U.S. Government Fund and Short-Intermediate U.S. Government Fund) irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         STANDBY COMMITMENTS. The Tax-Exempt Funds and High Yield Municipal Fund may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified municipal instrument. Standby commitments may be exercisable at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

         The Tax-Exempt Funds and High Yield Municipal Fund expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, these Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Tax-Exempt Funds and High Yield Municipal Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.

         The Tax-Exempt Funds and High Yield Municipal Fund intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. These Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt Funds and High Yield Municipal Fund pay directly or indirectly for a standby commitment, the Funds' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and the High Yield Municipal Fund and will be reflected as unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and the High Yield Municipal Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.


         STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, AMEX and the Nasdaq National Market System and selected by the S&P through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. S&P's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. S&P makes no representation or warranty, implied or express, to purchasers of the Stock Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500 Index to track general stock market performance. [to be updated] As of June 30, 2001, the approximate market capitalization range of the companies included in the S&P 500 Index was between $_ million and $_ billion.



         The S&P MidCap 400-Registered Trademark- Stock Index ("S&P MidCap 400 Index") is a market-weighted index composed of 400 common stocks chosen by S&P for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. [to be updated]As of June 30, 2001, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $_million and $_billion.



         The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000 Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. [to be updated]As of June 30, 2001, the average market capitalization of the companies included in the Russell 2000 Index was between $_million and $_ billion. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000 Index) is total market capitalization adjusted for large private holdings and cross-ownership.


         However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of the Small Cap Index, Small Cap Value or the Small Cap Growth Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.


         STRIPPED SECURITIES. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS". The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


         In addition, the Funds, other than the U.S. Government Select Money Market Fund, may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

         The Prospectuses discuss other types of stripped securities that may be purchased by the Funds, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         SUPRANATIONAL BANK OBLIGATIONS. A Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development (the "World Bank")). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         TRACKING VARIANCE. As discussed in the Prospectuses, the Stock Index and Small Cap Index Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform a Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign governments; or their agencies that are so guaranteed.

         To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


         VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").


         With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.


         Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and (except for the Money Market Funds) leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.



         Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.


         WARRANTS. The High Yield Fixed Income and Equity Funds may invest in warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


         YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Funds invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectuses, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Advisers determine such retention is warranted.

         ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, each Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

         SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS, FLORIDA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS.



         Some of the risk factors relating to investments by the California, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds in California, Florida, and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Additional Statement and, with respect to the Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds, the information is derived principally from official statements relating to issues of Florida and Arizona municipal instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

CALIFORNIA MUNICIPAL INSTRUMENTS

         GENERAL

         The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the California Funds, or result in the default of existing obligations, including obligations which may be held by the California Funds. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of

California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

         During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.


         ECONOMIC FACTORS[TO BE UPDATED]



         California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over _ million represents about _% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, immigration from the other states has increased and once more represents net positive growth.



         Total personal income in the State, at an estimated $_ billion in 2000, accounts for almost _% of all personal income in the nation. Total employment is over _ million, the majority of which is in the service, trade and manufacturing sectors.



         From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. By the end of 1999, unemployment in the State was at its lowest level in three decades. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which hurt the manufacturing and agricultural sectors, were offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. With economic conditions in many Asian countries recovering in 1999, that year had the strongest economic growth in the State for the entire decade.


         CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

         Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

         Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

         Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

         Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

         Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

         The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

         Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy. [to be updated]

         "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For the last ten years, appropriations subject to limitation have been under the State's limit. -


         Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.


         OBLIGATIONS OF THE STATE OF CALIFORNIA[TO BE UPDATED]



         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of April 1, 2001, the State had outstanding approximately $_ billion of long-term general obligation bonds, plus $_ million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $_ billion of lease-purchase debt supported by the State General Fund. The State also had about $_ billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1999-2000, debt service on general obligation bonds and lease purchase debt was approximately _% of General Fund revenues.



         RECENT FINANCIAL RESULTS[TO BE UPDATED]



         The principal sources of General Fund revenues in 1999-2000 were the California personal income tax (_ percent of total revenues), the sales tax (_ percent), bank and corporation taxes (_ percent), and the gross premium tax on insurance (_ percent). An estimated _% of personal income tax receipts (_% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile; any sustained drop in stock market levels could have a significant impact on these revenues.


         The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

         Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

         Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, during this period the State experienced substantial revenue shortfalls, and greater than anticipated social service costs. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor responded to these deficits by enacting a series of fiscal steps between FY1991-92 and FY1994-95, including significant cuts in health and welfare and other program expenditures, tax increases, transfers of program responsibilities and some funding sources from the State to local governments, and transfer of about $3.6 billion in annual local property tax revenues primarily from cities and counties to local school districts, thereby reducing State funding for schools.

         With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from FY1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the fiscal year since FY 1994-95.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.1 billion in 1997-98, and $1.6 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $1.8 billion at June 30, 1998 and $_ billion at June 30, 2000.



         The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,300 per pupil, annual State funding has increased to over $_ per pupil in FY 2000-2001. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.


         Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000.


         One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF has been reduced by 25 percent. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5 percent by the year 2003. The initial 25 percent VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion annually for future years. Other tax cuts in FY 1998-99 included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts was estimated at $1.4 billion for FY 1998-99. [Additional information regarding FY2000-2001 budget should be incorporated here and information regarding FY 1999-2000 budget should be deleted]


         [FY 1999-2000 Budget. The 1999-00 Budget Act was signed on June 29, 1999, only the second time in the decade the budget was in place at the start of the fiscal year. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the final spending plan called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund expenditures, and $1.5 billion in bond funded expenditures. The Governor's final budget actions left the SFEU with an estimated balance of $881 million at June 30, 2000, but the Governor also reduced spending to set aside $300 million for future appropriation for either employee pay raises or potential litigation costs.

         The final Budget Act generally provided increased funding for a wide range of programs. Education spending under Proposition 98 received the largest increase (over $2.3 billion above 1998-99), with other significant increases for higher education, health and welfare, natural resources and capital outlay. The budget provides several hundred million dollars in direct new aid to cities and counties.

         The final spending plan includes several targeted tax cuts for businesses, totaling under $100 million in 1999-00. The plan also includes a one-time, one-year additional cut of 10 percent in the Vehicle License Fee for calendar year 2000. This cut will cost the General Fund about $500 million in each of 1999-00 and 2000-01 to make up lost funds for local governments. Under the 1998 law, the VLF cut to 35 percent would become permanent in the year 2001 if General Fund revenues reach a certain specified level in 2000-01. Current estimates indicate this level will be reached.

         In January, 2000, the Governor released his proposed budget for fiscal year 2000-01 (the "January Governor's Budget"). In May, 2000, the State Department of Finance released its update of the January Governor's Budget (the "May Revision"), which also included updated revenue and expenditure projections for 1999-2000 and 2000-01. The May Revision reported that State's economy remained very strong; 1999 had the greatest growth since the end of the recession in 1994. This growth, together with the strong stock market, resulted in extraordinary growth in revenues, particular personal income taxes. The Administration revised its revenue estimates for 1999-2000 upward to $70.9 billion, an increase of $8 billion above the original Budget Act estimate, and $5.7 billion above the previous estimate in the January Governor's Budget. Expenditures were projected to increase to about $67.3 billion. The Administration's projected balance in the SFEU at June 30, 2000 increased from about $880 million at the time of the original Budget Act to over $6.9 billion. Much of this balance will be spent in 2000-01. As noted above under "Constitutional Limitations on Taxes, Other Charges and Appropriations," the extraordinary and rapid growth of State revenues now places the State close to its appropriations limit under Article XIIIB of the State Constitution.


         Although, as noted, the Administration projected a budget reserve in the SFEU of about $6.9 billion on June 30, 1999, the General Fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1999-2000 Budget Act contained a $350 million appropriation from the General Fund toward this settlement.]
[to be updated]

         FY 2000-01 Budget. The 2000-01 Budget Act was signed into law by June 30, 2000. The spending plan calls for $73.8 billion of General Fund expenditures, $15.6 billion of Special Fund expenditures and $5.0 billion of bond funded expenditures, based on expected General Fund revenues of $73.8 billion and Special Fund revenues of $16.5 billion. The final enacted budget includes a balance in the SFEU at June 30, 2001 of $1.8 billion, plus set-asides of an additional $500 million for legal contingencies and $592 billion for liquidation of encumbrances. The final budget contains substantial additional funding for K-12 schools, higher education, health and social services, tax relief, transportation and other capital outlay and other programs. About $7.5 billion of the proposed expenditures are one-time items.


         Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be marked by mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.



         FY 2001-2002 Budget. [To be updated]



         BOND RATING [TO BE UPDATED - ADD CURRENT RATINGS]


         The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of June, 2000 were assigned ratings of "AA-" from Standard & Poor's, "Aa3" from Moody's and "AA" from Fitch.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.


         LEGAL PROCEEDINGS[TO BE UPDATED]


         The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year. The State recently lost cases involving a smog impact fee on out-of-state automobiles (total liability of about $630 million) and certain corporate tax credits ($100 million). The Administration has proposed, and the Legislature has approved, payment of the smog impact fee claims from current revenues.

         OBLIGATIONS OF OTHER ISSUERS[TO BE UPDATED]


         Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

         State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.


         In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 1999-2000, the State provided $150 million in grants to cities and counties, and an additional $50 million to cities for jail booking costs. [The Legislature has enacted a more comprehensive plan to restore some funds to local governments, contained in a proposed constitutional amendment which will be on the November, 2000 ballot for voter approval.][to be updated]


         To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

         Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

         Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

         California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

         OTHER CONSIDERATIONS

         The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

         Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

         Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

         The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.


FLORIDA MUNICIPAL INSTRUMENTS[TO BE UPDATED]


         The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

         The State's revenues increased from $35,849,518,000 during the 1997-98 fiscal year ended June 30, 1998 to $37,080,673,000 during the fiscal year ended June 30, 1999. The State's operating expenditures increased from $33,373,020,000 during the 1997-98 fiscal year ended June 30, 1998 to $35,095,057,000 during the 1998-99 fiscal year ended June 30, 1999. The Office of Economic and Demographic Research of the Florida Legislature also projected non-agricultural jobs to grow 3.5% and 2.5% in fiscal years 1999-2000 and 2000-2001, respectively. The revenue growth in the 1999-2000 fiscal year is driven by the State's sales and use tax collections. The sales and use tax accounts for 70% of total general revenue funds available in fiscal year 1998-1999. For the fiscal year ending June 30, 2000, the estimated General Revenue and Working Capital plus Budget Stabilization funds are $20,455.9 million, a 4.4% increase over fiscal year 1998-1999


         The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

         An amendment to the Florida Constitution adopted in 1994 requires that state revenues in excess of an allowed amount plus a growth factor must be contributed to a Budget Stabilization Fund until this fund reaches a certain amount at which time the excess state revenues must be distributed to the taxpayers. The growth factor is the average annual rate of growth in the state personal income over the most recent 20 quarters times the amount of state revenue allowed under the Constitution for the prior fiscal year. Included among the categories of revenues that are exempt from this revenue limitation are revenues pledged to state bonds and other payments related to debt. A two-thirds vote of the Florida legislature can raise the amount of the limit on state revenues. It is difficult to predict the impact of this amendment on Florida state finances, especially since courts have not interpreted it extensively. To the extent that local governments traditionally receive revenues from the state which are subject to or limited by this Constitutional amendment, the further distribution of such state revenues may be adversely impacted by the amendment.

         There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments, county roads, school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

         The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: (i) an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and (ii) a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties may assess the following discretionary sales surtaxes within the county: a local option tourist development tax, a convention development tax, a charter transit system tax and a living and sleeping accommodations tax.

         The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

         Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

         The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform to the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

         The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

         Florida has grown dramatically since 1980 and as of April 1, 1998 ranked fourth nationally with an estimated population of 15.0 million. Florida's substantial population increases over the past few years are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1998, real property values exceed $846 billion.


         [to be updated][Florida's job market continues to reflect strong performance.] The state's May 2001 unemployment rate was _ percent, _ percentage point [lower] than the year ago rate of _percent. Florida's unemployment rate was one of the lowest since October 1973 when it was 3.4 percent. The U.S. unemployment rate was _ percent in May 2001, _ percentage points above Florida's rate. All major nonagricultural industries posted over-the-year increases in employment, including manufacturing which had been experiencing job losses. Among the nation's five most populous states, Florida was ranked first in over-the-year percentage job growth, and second in the number of jobs added to nonagricultural payrolls. Services, Florida's largest industry, grew by _ percent over the year and added the highest number of new jobs (+_) due in part to the increasing practice of employers switching their payrolls to leasing companies. Trade gained the second highest number of new jobs since a year ago (+_ jobs, +_ percent) while growth in construction continued to be strong at _ percent (+_) over the year despite increased interest rates. Government and finance, insurance, and real estate experienced over-the-year increases of _ jobs (+_ percent) and _ jobs (+_ percent), respectively. Manufacturing recovered in May, gaining _ jobs over the year.



         [to be updated]Reflecting population growth, Florida's total personal income has increased at a faster rate than both the U.S. and other southeastern states. Since 1989, Florida's per capita personal income has been consistently slightly below that of the U.S. In 1998, it was 97.9% ($25,865) of the U.S $26,412 average. Per capita income is often used to make comparisons between the states. However, using personal income to compare Florida to other states is misleading for several reasons. Current contributions by employers to pension plans are included in personal income but distributions from pension plans are excluded to avoid double counting. Since Florida retirees are likely to be collecting benefits earned in other states, Florida personal income is underestimated. Retirees are more likely to own their home and need less income to maintain the same standard of living. Florida does not have a state income tax and many areas of the state are relatively low cost places to live. For these reasons, comparing Florida's per capita income with other areas may not provide an accurate analysis. Furthermore, sources of personal income in Florida differ from the southeast and other parts of the nation. Because the State has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. Transfer payments, such as social security, are occasionally subject to legislative change.



         Tourism is one of Florida's most important industries. According to Visit Florida (formerly the Florida Tourism Commission), about _ million people visited the State in 2000. Tourists to Florida effectively represent additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Their expenditures generate additional business activity and State tax revenues. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus to a degree, reducing its seasonality.



         [to be updated]The State also has a strong construction industry, resulting from the rapid growth of the State's population. While housing starts increased 11.1 percent in 1998, total housing starts are projected to slow over the next two years, falling to 13,600 in 1999-2000 and [134,900] the following year.


         Florida has experienced a diversifying economic base as technology related industry, healthcare and financial services have grown into leading elements of Florida's economy, complementing the State's previous reliance primarily on agriculture and tourism. With the increasing costs and capital needs related to its growing population, Florida's ability to meet its expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has also increased its funding of capital projects through more frequent debt issuance rather than its historical pay-as-you go method.

         At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production. For example, Central Florida is a premier world-class resort/vacation destination with its economy driven by the presence of Disney World, studio theme parks and other tourist oriented recreational parks with a laser/optical research node and motion picture industries helping to diversify the Central Florida local economy. In contrast to the highly urban areas of Southeast Florida, North Florida and the Florida Panhandle are rural in many areas with local economies is dominated by the logging and paper industries, defense, tourism, state government and retirement.


         [to be updated]Florida has a moderate debt burden. As of June 30, 2000 full faith and credit bonds totaled $_ billion and revenue bonds totaled $_ billion for a total debt of $_ billion. Full faith and credit debt per capita was $_. In the 2000 fiscal year, debt service as a percent of Governmental Fund expenditures was _%. In recent years debt issuance for the State has been increasing.


         The payment on most Florida municipal instruments held by the Florida Intermediate Tax-Exempt Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Intermediate Tax-Exempt Fund's portfolio, could be adversely affected.


ARIZONA MUNICIPAL INSTRUMENTS[TO BE UPDATED]


         Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual renewal at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, from assessment bonds payable from special proceeds of an excise tax, or from assessment bonds payable by special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.


         [to be updated]The State's population, because of continued employment growth, is expected to record above-average growth rates. After population growth of 2.9% in 1998, 3.0% in 1999 and [2.7]% in 2000 and _%growth is expected in 2001 and _% in 2002. This means the population of Arizona may for the first time exceed [5] million by the end of 2001.

         [to be updated]Personal income in the State, after growing by approximately 7.1% in 1999 (the most recent data available is for the second quarter of 1999), should increase by 6.7% in 2000 and 6.2% in 2001.



         [to be updated]The State economy is expected to continue to grow at a healthy pace, although somewhat slower than in preceding years. Arizona began its recovery in 1992, peaked in 1994, and has been growing at slightly lower rates ever since. Historically, the State's economy has not only mirrored the national economy during periods of expansion but performed better. This relationship between the national economy and the State economy stills appears to hold. Although statewide economic indicators such as personal income and employment are growing less rapidly than before, they still outperform the same measures for the nation as a whole.


         The State's diversified economic base is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy. It is expected that international trade in the high-tech industry will continue to grow, which will be a positive for the Arizona economy.


         [to be updated]The economy of the State is growing. Since the current boom peaked in 1994, when employment grew by 6.8%, the rate of growth has slowed, but only modestly. Through October 1999 (the latest data available), employment was 3.6% higher for the first ten months of the year. On a percentage basis, this expansion has not been as strong as previous expansions. Yet, in terms of absolute employment growth, 600,000 jobs were added between 1992 and 1998. It is expected that wage and salary employment will grow by _% in 2001 and _% in 2002. While slower than in recent years, these figures exceed nationwide employment growth projections.


         Different parts of the State have different growth rates and structures. During the 1990's, Metro Phoenix experienced substantial growth and new activity. Metro Tucson has grown rapidly as well, but only half as fast. At the end of 1999, Metro Phoenix was losing momentum, while Tucson's economy was accelerating. The Tucson increase is attributable to the increase of export-oriented employment, primarily in aerospace, teleservices, and optics. In terms of population, Metro Phoenix added nearly 840,000 new residents and surpassed three million in early 1999, while Metro Tucson added nearly 200,000 for a mid-1999 count of 850,000.


         [to be updated]The State unemployment rate, 4.2% for 1999 and _% for 2000, should also stay relatively low, especially in metropolitan areas. However, it is expected to increase slightly in 2001 and 2002, with a _% unemployment rate predicted for both 2001 and 2002.



         [to be updated]The housing market in Arizona is doing well but shows signs of cooling. In 1998, close to 51,000 single-family housing units were authorized. The number for 2001 is expected to be _ units. Apartment construction as measured in units is expected to decline by _% in 2001.


         Another uncertainty is the tourism market. Given the strong economy, tourist activity should be strong.


         [to be updated]The State is required by law to maintain a balanced budget. To achieve this objective, it has in the past utilized a combination of spending reductions and tax increases. In 1999, the State enacted legislation to lower taxes in 2000 and 2001, meaning nine consecutive years of tax cuts.



         [to be updated]Overall, General Fund revenues are expected to increase by $_ million in FY 2001 and $_ million in FY 2002. The State has at its disposal $76.1 million from a higher than expected FY 1999 ending balance.


         State policy makers have been very successful in recent years in depositing monies into various accounts that have been established for a "rainy day." These monies are reserved for a true budget emergency precipitated by an economic downturn. By the end of FY 2002, the rainy day fund is expected to reach $_ million, or _% of the General Fund revenues.


OTHER INFORMATION ON CALIFORNIA, FLORIDA AND ARIZONA MUNICIPAL INSTRUMENTS

         The Investment Adviser believes that it is likely that sufficient California, Florida and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, policies and limitations of the California, Florida Intermediate Tax-Exempt and the Arizona Tax-Exempt Funds. If the Trust's Board of Trustees, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund's investment objective, policies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

         The Funds are subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)  Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund and the Global Communications Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities. The Global Communications Fund may not purchase, except during temporary defensive periods, the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Fund would be invested in the securities of issuers that are in the communications industry.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), a Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

[to be updated]
         [For the purposes of Investment Restrictions (1) and (7) above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Funds had not filed such an application.]


         Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of each Tax-Exempt and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. "Private activity bonds" that earn interest that is treated as an item of tax preference under the Federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Funds meet this fundamental policy.

         As a non-fundamental investment restriction that can be changed without shareholder approval, the Global Fixed Income, Florida Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and Blue Chip 20 Funds may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities). Also, as a non-fundamental investment restriction, these Funds will not hold any securities (except U.S. government securities) that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except the U.S. government, its agencies and instrumentalities).

         Except as otherwise provided in Investment Restriction (6), for the purpose of such restriction in determining industry classification with respect to the Funds other than the International Funds, the Technology Fund and the Global Communications Fund, the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classification. With respect to the International Funds, the Trust intends to use the Morgan Stanley Capital International industry classification titles. With respect to the Technology Fund, the Trust intends to consider an issuer to be principally engaged in technology business activities if such issuer is listed in the Morgan Stanley Index, the H&Q Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index. With respect to the Global Communications Fund, the Trust considers communications companies to be those that design, develop, manufacture, distribute or sell communication services and equipment that enable or enhance data, voice and video transmissions. The freedom of action reserved in Investment Restriction (6) above with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks, and such freedom with respect to foreign branches of U.S. banks is subject to the requirement that the domestic parent be unconditionally liable in the event that a foreign branch fails to pay on its instruments for any reason. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Additional Statement and in the relevant Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

         A security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

         The Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market, Tax-Exempt Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund's total assets at the time of purchase, except that: (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and (b) 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund, subject to certain conditions, may invest up to 25% of its total assets in securities issued or subject to Guarantees of the same persons. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Municipal Money Market, Tax-Exempt Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities") to 5% of their total assets, with investments in any one such issuer being limited to no more than 1% of a Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Money Market, U.S. Government and U.S. Government Select Money Market Funds will limit their investments in all Second Tier Securities (that are not subject to Guarantees) in accordance with the foregoing percentage limitations.

         In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

         Each Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction (7)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (7), the Fund involved will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

         Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations. In addition, the U.S. Government Select Money Market Fund does not intend to purchase any bank or corporate obligation during the current fiscal year.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

         The business and affairs of the Trust and each Fund are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.


------------------------------------ ------------ ----------------------- --------------------------------------------
                                                  POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     AGE          WITH TRUST              DURING THE PAST 5 YEARS
----------------                     ---          ----------              -----------------------
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Richard G. Cline                     66           Trustee                 Chairman and President of Hawthorne
4200 Commerce Court                                                       Investors, Inc. (a management advisory
Suite 300                                                                 services and private investment company)
Lisle, IL 60532                                                           since January 1996; Chairman and Director
                                                                          of Hussman International, Inc. (a
                                                                          refrigeration company) from 1998 to June
                                                                          2000; Chairman and CEO of NICOR Inc. (a
                                                                          diversified public utility holding
                                                                          company) from 1985 to 1996, and President
                                                                          from 1992 to 1993; Chairman of the Federal
                                                                          Reserve Bank of Chicago from 1992 to 1995,
                                                                          and Deputy Chairman from 1995 to 1996.
                                                                          Director: Whitman Corporation (a
                                                                          diversified holding company); Kmart
                                                                          Corporation (a retailing company); Ryerson
                                                                          Tull, Inc. (a metals distribution
                                                                          company). Trustee: Northern Institutional
                                                                          Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Edward J. Condon, Jr.                61           Trustee                 Chairman and CEO of The Paradigm Group,
Sears Tower, Suite 9650                                                   Ltd. (a financial adviser) since July
233 S. Wacker Drive                                                       1993; Member of Advisory Board of
Chicago, IL 60606                                                         Real-Time USA, Inc. (a software
                                                                          development company); Member of Board of
                                                                          Managers of The Liberty Hampshire Company,
                                                                          LLC (a receivable securitization company).
                                                                          Director: University Eldercare, Inc. (an
                                                                          Alzheimer's disease research and treatment
                                                                          company); Financial Pacific Company (a
                                                                          small business leasing company).  Trustee:
                                                                          Dominican University. Trustee: Northern
                                                                          Institutional Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Wesley M. Dixon, Jr.                 73           Trustee                 Director of Kinship Capital Corporation (a
400 Skokie Blvd., Suite 300                                               financial services company) from 1985 to
Northbrook, IL 60062                                                      1996, Vice Chairman and Director of G.D.
                                                                          Searle & Co. (manufacture and sale of food
                                                                          products and pharmaceuticals) from 1977 to
                                                                          1985 and President of G.D. Searle & Co.
                                                                          prior thereto. Trustee: Northern
                                                                          Institutional Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
William J. Dolan, Jr.                68           Trustee                 Partner of Arthur Andersen & Co. S.C. (an
1534 Basswood Circle                                                      accounting firm) from 1966 to 1989.
Glenview, IL 60025                                                        Financial Consultant for Ernst & Young (an
                                                                          accounting firm) from 1992 to 1993 and
                                                                          1997.  Trustee: Northern Institutional
                                                                          Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------


                                      -44-

------------------------------------ ------------ ----------------------- --------------------------------------------
                                                  POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     AGE          WITH TRUST              DURING THE PAST 5 YEARS
----------------                     ---          ----------              -----------------------
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Raymond E. George, Jr. *             70           Trustee                 Senior Vice President and Senior Fiduciary
703 Prospect Avenue                                                       Officer of The Northern Trust Company from
Winnetka, IL 60093                                                        1990 to 1993. Trustee: Northern
                                                                          Institutional Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Sandra Polk Guthman                  57           Trustee                 President and CEO of Polk Bros. Foundation
420 N. Wabash Avenue                                                      (an Illinois not-for-profit corporation)
Suite 204                                                                 since August 1993. Director: MB Financial
Chicago, IL 60611                                                         Corporation (a municipal bond insurance
                                                                          company). Trustee: Northern Institutional
                                                                          Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Michael E. Murphy**                  64           Trustee                 President of Sara Lee Foundation
Suite 2222                                                                (philanthropic organization) since
20 South Clark Street                                                     November 1997; Vice Chairman and Chief
Chicago, IL 60603                                                         Administrative Officer of Sara Lee
                                                                          Corporation (a consumer product company)
                                                                          from November 1994 to October 1997.
                                                                          Director: Coach, Inc.; Payless Shoe
                                                                          Source, Inc., (a retail shoe store
                                                                          business); True North Communications, Inc.
                                                                          (a global advertising and communications
                                                                          holding company); American General
                                                                          Corporation (a diversified financial
                                                                          services company); GATX Corporation (a
                                                                          railroad holding company); Bassett
                                                                          Furniture Industries, Inc. (a furniture
                                                                          manufacturer).  Trustee: Northern
                                                                          Institutional Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Mary Jacobs Skinner, Esq.***         43           Trustee                 Partner in the law firm of Sidley &
Sidley & Austin                                                           Austin. Trustee: Northern Institutional
Bank One Plaza                                                            Funds.
Ten South Dearborn Street
Chicago, IL 60603
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
William H. Springer                  72           Chairman                Vice Chairman of Ameritech (a
701 Morningside Drive                             and Trustee             telecommunications holding company) from
Lake Forest, IL 60045                                                     February 1987 to August 1992; Vice
                                                                          Chairman, Chief Financial and
                                                                          Administrative Officer of Ameritech prior
                                                                          to 1987. Director: Walgreen Co. (a retail
                                                                          drug store business) from April 1988 to
                                                                          January 2000; Baker, Fentress & Co. (a
                                                                          closed-end, non-diversified management
                                                                          investment company) from April 1992 to
                                                                          January 2000. Trustee: Goldman Sachs
                                                                          Trust; Goldman Sachs Variable Insurance
                                                                          Trust. Trustee: Northern Institutional
                                                                          Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
                                                  POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     AGE          WITH TRUST              DURING THE PAST 5 YEARS
----------------                     ---          ----------              -----------------------
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Richard P. Strubel                   62           Trustee                 President and Chief Operating Officer of
500 Lake Cook Road                                                        UNext.com (a provider of educational
Suite 150                                                                 services via the internet) since 1999;
Deerfield, IL  60015                                                      Managing Director of Tandem Partners, Inc.
                                                                          (a privately held management services
                                                                          firm) until 1999. Director: Cantilever
                                                                          Technologies; Gildan Activewear, Inc. (an
                                                                          athletic clothing marketing and
                                                                          manufacturing company). Trustee:
                                                                          University of Chicago; Goldman Sachs
                                                                          Trust; Goldman Sachs Variable Insurance
                                                                          Trust. Trustee: Northern Institutional
                                                                          Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Stephen Timbers****                  56           Trustee                 Director, President and Chief Executive
50 South LaSalle Street                                                   Officer of Northern Trust Investments, Inc.
Chicago, IL 60675                                                         since January 2001; President of Northern
                                                                          Trust Global Investments, a division of
                                                                          Northern Trust Corporation and Executive
                                                                          Vice President of The Northern Trust Company
                                                                          since 1998; President, Chief Executive
                                                                          Officer and Director of Zurich Kemper
                                                                          Investments (a financial services company)
                                                                          from 1996 to 1998; President, Chief
                                                                          Operating Officer and Director of Kemper
                                                                          Corporation (a financial services company)
                                                                          from 1992 to 1996; President and Director of
                                                                          Kemper Funds (a registered investment
                                                                          company) from 1990 to 1998. Director: LTV
                                                                          Corporation (a steel producer). Trustee:
                                                                          Northern Institutional Funds.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Lloyd A. Wennlund                    43           President               Senior Vice President and Director of
50 South LaSalle Street                                                   Northern Trust Investments, Inc. since
Chicago, IL 60675                                                         January 2001; Senior Vice President and
                                                                          other positions at The Northern Trust
                                                                          Company, President of Northern Trust
                                                                          Securities, Inc., and Managing Executive,
                                                                          Mutual Funds for Northern Trust Global
                                                                          Investments since 1989.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Brian R. Curran                      34           Vice President and      Vice President at PFPC Inc. since 1997;
4400 Computer Drive                               Treasurer               Director of Fund Administration at State
Westborough, MA 01581                                                     Street Bank & Trust Company from March
                                                                          1997 to October 1997; Senior Auditor at
                                                                          Price Waterhouse L.L.P. from April 1995 to
                                                                          March 1997.
------------------------------------ ------------ ----------------------- --------------------------------------------


                                      -46-

------------------------------------ ------------ ----------------------- --------------------------------------------
                                                  POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     AGE          WITH TRUST              DURING THE PAST 5 YEARS
----------------                     ---          ----------              -----------------------
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Eric K. Schweitzer                   39           Vice President          Senior Vice President of Northern Trust
50 South LaSalle Street                                                   Investments, Inc. since January 2001;
Chicago, IL 60675                                                         Senior Vice President at The Northern
                                                                          Trust Company and the Director of
                                                                          Distribution, Product Management and
                                                                          Client Services in the Mutual Fund Group
                                                                          of Northern Trust Global Investments since
                                                                          July 2000;  Managing Director of Mutual
                                                                          Funds for US Bancorp from May 1997 to July
                                                                          2000.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Suzanne E. Anderson                  29           Assistant Treasurer     Investment Accounting Manager of Mutual
4400 Computer Drive                                                       Fund Administration at PFPC Inc. since
Westborough, MA 01581                                                     August 1998; Manager of Fund
                                                                          Administration at State Street Bank &
                                                                          Trust Company from October 1996 to August
                                                                          1998; Fund Administrator at State Street
                                                                          Bank & Trust Company from October 1995 to
                                                                          October 1996.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Kristen Silva                        29           Assistant Treasurer     Investment Accounting Manager of Mutual
4400 Computer Drive                                                       Fund Administration at PFPC Inc. since May
Westborough, MA 01581                                                     1999;  Manager of Fund Administration at
                                                                          State Street Bank & Trust Company from
                                                                          February 1998 to May 1999.  Fund
                                                                          Administrator at State Street Bank & Trust
                                                                          Company from September 1996 to February
                                                                          1998.
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Jeffrey A. Dalke                     50           Secretary               Partner in the law firm of Drinker Biddle
One Logan Square                                                          & Reath LLP.
18th and Cherry Streets
Philadelphia, PA 19103-6996
------------------------------------ ------------ ----------------------- --------------------------------------------

------------------------------------ ------------ ----------------------- --------------------------------------------
Linda J. Hoard                       53           Assistant Secretary     Vice President at PFPC Inc. since 1998;
4400 Computer Drive                                                       Attorney Consultant for Fidelity
Westborough, MA 01581                                                     Management & Research (a financial service
                                                                          company), Investors Bank & Trust Company
                                                                          (a financial service provider) and First
                                                                          Data Investor Services Group, Inc. from
                                                                          September 1994 to June 1998.
------------------------------------ ------------ ----------------------- --------------------------------------------



* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.


** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.


*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.


**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.



         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

         Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies for which Northern Trust Corporation, PFPC Inc., or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.


         Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and the Chairman of the Board earns an annual retainer of $40,000. Each Trustee (including the Chairman) earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.


         In addition, the Trustees established an Audit Committee consisting of three members, including a Chairman of the Committee. The Audit Committee members are Messrs. Condon (Chairman), Dolan and Strubel. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.



         The Trustees have also established a Nominating, Compensation and Education Committee consisting of three members, including a Chairman of the Committee. The Nominating, Compensation and Education Committee members are Messrs. Dixon (Chairman), Cline and Ms. Guthman. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.



         The Trustees have also established a Valuation Committee consisting of three members, including a Chairman of the Committee. As of the date of this Additional Statement, the Valuation Committee members are Messrs. George (Chairman) and Murphy and Ms. Skinner. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.


         Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) effective December 31, 2001, in accordance with the current by-laws of the Trust (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.


         The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the Trust for administrative services.


         Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.


         Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receives fees from the Trust as Investment Adviser, Custodian, Transfer Agent and Co-Administrator.



         The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2001:. The tables do not include information for the Blue Chip 20 Fund and the Tax-Exempt Money Market Fund, which did not commence operations during the fiscal year ended March 31, 2001:



                                                             U.S.             U.S.
                                           MONEY       GOVERNMENT       GOVERNMENT        TAX-EXEMPT        MUNICIPAL
                                          MARKET     MONEY MARKET     SELECT MONEY             MONEY     MONEY MARKET
                                            FUND             FUND      MARKET FUND       MARKET FUND             FUND
                                            ----             ----      -----------       -----------             ----
Stephen Timbers(2)                           $ 0              $ 0              $ 0               N/A              $ 0
William H. Springer                       16,859            1,024            1,300               N/A            5,187
Richard G. Cline                          13,888              839            1,073               N/A            4,247
Edward J. Condon, Jr.                     14,813              889            1,148               N/A            4,497
John W. English(3)                        13,888              839            1,073               N/A            4,247
Sandra Polk Guthman                       13,888              839            1,073               N/A            4,247
Richard P. Strubel                        13,888              839            1,073               N/A            4,247
Wesley M. Dixon, Jr.(2)                   14,258              859            1,103               N/A            4,347
William J. Dolan, Jr.(2)                  13,888              839            1,073               N/A            4,247


                                      -48-

Raymond E. George, Jr.(2)                 14,813              889            1,148               N/A            4,497
Michael E. Murphy(2)                      13,333              809            1,028               N/A            4,097
Mary Jacobs Skinner(2)                    13,888              839            1,073               N/A            4,247



                                     CALIFORNIA                                                            CALIFORNIA
                                      MUNICIPAL                                                          INTERMEDIATE
                                          MONEY             U.S.  SHORT-INTERMEDIATE     INTERMEDIATE      TAX-EXEMPT
                                    MARKET FUND  GOVERNMENT FUND    GOVERNMENT FUND   TAX-EXEMPT FUND            FUND
                                    -----------  ---------------    ---------------   ---------------            ----
Stephen Timbers(2)                          $ 0              $ 0                $ 0               $ 0             $ 0
William H. Springer                       1,024              610                391             1,196             403
Richard G. Cline                            839              496                325               974             334
Edward J. Condon, Jr.                       889              521                350             1,024             359
John W. English(3)                          839              496                325               974             334
Sandra Polk Guthman                         839              496                325               974             334
Richard P. Strubel                          839              496                325               974             334
Wesley M. Dixon, Jr.(2)                     859              506                335               994             344
William J. Dolan, Jr.(2)                    839              496                325               974             334
Raymond E. George, Jr.(2)                   889              521                350             1,024             359
Michael E. Murphy(2)                        809              481                310               944             319
Mary Jacobs Skinner(2)                      839              496                325               974             334



                                        FLORIDA      FIXED                    ARIZONA                          GLOBAL
                                   INTERMEDIATE     INCOME  TAX-EXEMPT     TAX-EXEMPT       CALIFORNIA          FIXED
                                TAX-EXEMPT FUND       FUND        FUND           FUND  TAX-EXEMPT FUND    INCOME FUND
                                ---------------       ----        ----           ----  ---------------    -----------
Stephen Timbers(2)                          $ 0        $ 0         $ 0            $ 0              $ 0            $ 0
William H. Springer                         368      1,127         736            391              437            357
Richard G. Cline                            307        920         595            325              361            298
Edward J. Condon, Jr.                       332        970         620            350              386            323
John W. English(3)                          307        920         595            325              361            298
Sandra Polk Guthman                         307        920         595            325              361            298
Richard P. Strubel                          307        920         595            325              361            298
Wesley M. Dixon, Jr.(2)                     317        940         605            335              371            308
William J. Dolan, Jr.(2)                    307        920         595            325              361            298
Raymond E. George, Jr.(2)                   332        970         620            350              386            323
Michael E. Murphy(2)                        292        890         580            310              346            283
Mary Jacobs Skinner(2)                      307        920         595            325              361            298



                                   HIGH YIELD       HIGH YIELD      INCOME         STOCK                       GROWTH
                                    MUNICIPAL     FIXED INCOME      EQUITY        EQUITY      LARGE CAP        EQUITY
                                         FUND             FUND        FUND          FUND     VALUE FUND          FUND
                                         ----             ----        ----          ----     ----------          ----
Stephen Timbers(2)                        $ 0              $ 0         $ 0           $ 0            $ 0           $ 0
William H. Springer                       357              414         506           667            230         2,473
Richard G. Cline                          298              343         415           541            199         2,029
Edward J. Condon, Jr.                     323              368         440           566            224         2,154
John W. English(3)                        298              343         415           541            199         2,029
Sandra Polk Guthman                       298              343         415           541            199         2,029
Richard P. Strubel                        298              343         415           541            199         2,029
Wesley M. Dixon, Jr.(2)                   308              353         425           551            209         2,079
William J. Dolan, Jr.(2)                  298              343         415           541            199         2,029
Raymond E. George, Jr.(2)                 323              368         440           566            224         2,154
Michael E. Murphy(2)                      282              328         400           526            184         1,954
Mary Jacobs Skinner(2)                    298              343         415           541            199         2,029

                                                                                           SMALL             GROWTH
                                      SELECT      MID CAP    SMALL CAP    SMALL CAP   CAP GROWTH      OPPORTUNITIES
                                 EQUITY FUND  GROWTH FUND   INDEX FUND   VALUE FUND         FUND               FUND
                                 -----------  -----------   ----------   ----------         ----               ----
Stephen Timbers(2)                       $ 0          $ 0          $ 0          $ 0          $ 0                $ 0
William H. Springer                      518        1,219          437          529          368                230
Richard G. Cline                         424        1,010          361          433          307                199
Edward J. Condon, Jr.                    449        1,085          386          458          332                224
John W. English(3)                       424        1,010          361          433          307                199
Sandra Polk Guthman                      424        1,010          361          433          307                199
Richard P. Strubel                       424        1,010          361          433          307                199
Wesley M. Dixon, Jr.(2)                  434        1,040          371          443          317                209
William J. Dolan, Jr.(2)                 424        1,010          361          433          307                199
Raymond E. George, Jr.(2)                449        1,085          386          458          332                224
Michael E. Murphy(2)                     409          965          346          418          292                184
Mary Jacobs Skinner(2)                   424        1,010          361          433          307                199



                                                                                                                 TOTAL
                                  INTERNATIONAL   INTERNATIONAL                                           COMPENSATION
                                  GROWTH EQUITY   SELECT EQUITY     TECHNOLOGY               GLOBAL          FROM FUND
                                           FUND            FUND           FUND  COMMUNICATIONS FUND          COMPLEX(1)
                                           ----            ----           ----  -------------------          ----------
Stephen Timbers(2)                          $ 0             $ 0            $ 0                  $ 0                $ 0
William H. Springer                       1,035             460          4,807                  345             46,005
Richard G. Cline                            848             379          3,987                  289             37,883
Edward J. Condon, Jr.                       898             404          4,287                  314             40,383
John W. English(3)                          848             379          3,987                  289             37,883
Sandra Polk Guthman                         848             379          3,987                  289             37,883
Richard P. Strubel                          848             379          3,987                  289             37,883
Wesley M. Dixon, Jr.(2)                     868             389          4,107                  299             38,883
William J. Dolan, Jr.(2)                    848             379          3,987                  289             37,883
Raymond E. George, Jr.(2)                   898             404          4,287                  314             40,383
Michael E. Murphy(2)                        818             364          3,807                  274             36,382
Mary Jacobs Skinner(2)                      848             379          3,987                  289             37,883



(1) Fund complex includes thirty-three investment portfolios of the Trust and twenty-two portfolios of Northern Institutional Funds, a separately registered investment company.


(2) Messrs. Timbers, Cline, Condon, English and Strubel and Ms. Guthman each became a Trustee of Northern Funds as of March 28, 2000.


(3)      Mr. English served as a Trustee of Northern Funds until March 27, 2001.


The Trust does not provide pension or retirement benefits to its Trustees.


CODE OF ETHICS


         The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.



INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN [TO BE UPDATED]



         Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as the co-investment advisers of the Global Fixed Income, International Growth Equity and International Select Equity Funds, and NTI serves as the investment adviser of each of the other Funds. NTI and NTGIE are each referred to as "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern

Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Additional Statement as "Northern Trust".



         Prior to January 1, 2001, NTI served as the investment adviser of the Stock Index, Small Cap Index, Small Cap Value, Large Cap Value and Growth Opportunities Funds and TNTC served as the investment adviser of all of the other then-existing Funds. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Funds that TNTC was then managing, other than the Global Fixed Income, International Growth and International Equity Funds. On May 2, 2001, NTI and NTGIE assumed TNTC's rights and responsibilities as investment adviser of the Global Fixed Income, International Growth and International Select Equity Funds.



         Northern Trust is one of the nation's leading providers of trust and investment management services. Northern Trust is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. As of March 31, 2001, Northern Trust Corporation, on a full-time equivalent basis through its subsidiaries, had approximately $38.2 billion in assets, $23.6 billion in deposits and employed over 9500 persons. Northern Trust and its affiliates administered in various capacities (including master trustee, investment manager or custodian) approximately $1.65 trillion of assets as of March 31, 2001, including approximately $336.6 billion of assets for which Northern Trust and its affiliates had investment management responsibilities.



         Under the Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds and also provides certain ancillary services. The Investment Advisers are also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of TNTC's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.



         The Trust's Investment Advisory and Ancillary Services Agreement with the Investment Advisers (the "Advisory Agreement") have been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Trust. The Advisory Agreements provide that in executing portfolio transactions and in selecting brokers or dealers (i) with respect to common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (ii) with respect to other securities, the Investment Advisers shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.


         In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate of the Investment Advisers exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction.

These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


         For the fiscal years or periods indicated, the amount of commissions paid by each Fund (except the Tax-Exempt Money Market Fund and the Blue Chip 20 Fund, which did not commence operations during the fiscal year ended March 31,
2001) was as follows:



-------------------------------------- ------------------------ ------------------------ ------------------------
                                          FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                           MARCH 31, 2001           MARCH 31, 2000           MARCH 31, 1999
-------------------------------------- ------------------------ ------------------------ ------------------------
Income Equity Fund                                         $ _                 $174,737                  $36,166
Stock Index Fund                                             _                   41,073                   12,651
Large Cap Value Fund(1)                                      _                      N/A                      N/A
Growth Equity Fund                                           _                1,228,486                  252,010
Select Equity Fund                                           _                  632,894                  119,043
Mid Cap Growth Fund                                          _                  572,622                   46,823
Small Cap Index Fund                                         _                   36,831                      N/A
Small Cap Value Fund                                         _                  271,927                  137,526
Small Cap Growth Fund                                        _                  378,161                      N/A
Growth Opportunities Fund(2)                                                        N/A                      N/A
International Growth Equity Fund                             _                2,645,022                1,717,776
International Select Equity Fund                             _                1,136,403                1,024,518
Technology Fund                                              _                1,063,227                   84,102
Global Communications Fund(3)
-------------------------------------- ------------------------ ------------------------ ------------------------



(1)      The Large Cap Value Fund commenced operations on August 3, 2000.


(2)      The Growth Opportunities Fund commenced operations on September 26,
         2000.


(3)      The Global Communications Fund commenced operations on May 15, 2000.


         No commissions were paid by the Funds to any "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on foreign stock exchanges involve payment for brokerage commissions, which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


         The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.
[TO BE UPDATED]



         During the fiscal year ended March 31, 2001, the Money Market Fund [acquired or sold securities of Bear Stearns & Co., Inc., Donaldson Lufkin & Jenrette Securities Corp., Greenwich Securities, Inc., Morgan Stanley Dean Witter and Paine Webber, Inc. As of March 31, 2001 the Money Market Fund owned securities of Bear Stearns & Co., Inc., Donaldson Lufkin & Jenrette Securities Corp., Greenwich Securities, Inc., Morgan Stanley Dean Witter and Paine Webber, Inc. in the amounts of $_, $_, $_, $_ and $_, respectively.] [to be updated]



         During the fiscal year ended March 31, 2001, the U.S. Government Money Market Fund [acquired or sold securities of Bear Stearns & Co., Inc., ABN-AMRO, Morgan Stanley Dean Witter and Goldman Sachs & Co. As of

March 31, 2001the U.S. Government Money Market Fund owned securities of Bear Stearns & Co., Inc., ABN-AMRO, Morgan Stanley Dean Witter and Goldman Sachs & Co. in the amounts of $_, $_, $_ and $_, respectively.] [to be updated]


         During the fiscal year ended March 31, 2001, the U.S. Government Select Money Market Fund [did not acquire or sell securities of its regular broker-dealers.]
[to be updated]



         During the fiscal year ended March 31, 2001, the Municipal Money Market Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the California Municipal Money Market Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the U.S. Government Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Short-Intermediate U.S. Government Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Intermediate Tax-Exempt Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the California Intermediate Tax-Exempt Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Florida Intermediate Tax-Exempt Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Fixed Income Fund [acquired or sold securities of Donaldson Lufkin & Jenrette Securities Corp., Lehman Brothers and Morgan Stanley Dean Witter. As of March 31, 2001, the Fixed Income Fund owned securities of Donaldson Lufkin & Jenrette Securities Corp., Lehman Brothers and Morgan Stanley Dean Witter in the amounts of $_, $_ and $_, respectively.] [to be updated]



         During the fiscal year ended March 31, 2001, the Tax-Exempt Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Arizona Tax-Exempt Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the California Tax-Exempt Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the International Fixed Income Fund [did not acquire or sell securities of its regular broker-dealers.][to be updated]



         During the fiscal year ended March 31, 2001, the High Yield Municipal Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the High Yield Fixed Income Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Income Equity Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Stock Index Fund [acquired or sold securities of Bear Stearns & Co., Inc., Lehman Brothers, Merrill Lynch Pierce Fenner & Smith, Inc., Morgan Stanley Dean Witter and Paine Webber, Inc. As of March 31, 2001, the Stock Index Fund owned securities of Bear Stearns & Co., Inc., Lehman Brothers, Merrill Lynch Pierce Fenner & Smith, Inc., Morgan Stanley Dean Witter and Paine Webber, Inc. in the amounts of $_, $_, $_, $_ and $_, respectively.] [to be updated]

         During the fiscal year ended March 31, 2001, the Large Cap Value Fund [to be updated]



         During the fiscal year ended March 31, 2001, the Growth Equity Fund [acquired or sold securities of Goldman Sachs & Co., Morgan Stanley Dean Witter and Merrill Lynch Pierce Fenner & Smith, Inc. As of March 31, 2001, the Growth Equity Fund owned securities of Goldman Sachs & Co., Morgan Stanley Dean Witter and Merrill Lynch Pierce Fenner & Smith, Inc. in the amounts of $_, $_ and $_, respectively.] [to be updated]



         During the fiscal year ended March 31, 2001, the Select Equity Fund [acquired or sold securities of Morgan Stanley Dean Witter and Merrill Lynch Pierce Fenner & Smith, Inc. As of March 31, 2001, the Select Equity Fund owned securities of Morgan Stanley Dean Witter and Merrill Lynch Pierce Fenner & Smith, Inc. in the amounts of $_ and $_, respectively.] [to be updated]



         During the fiscal year ended March 31, 2001, the Mid Cap Growth Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Small Cap Index Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Small Cap Value Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Small Cap Growth Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Growth Opportunities Fund [to be updated]



         During the fiscal year ended March 31, 2001, the International Growth Equity Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the International Select Equity Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Technology Fund [did not acquire or sell securities of its regular broker-dealers.] [to be updated]



         During the fiscal year ended March 31, 2001, the Global Communications Fund [to be updated]



         During the fiscal year ended March 31, 2001, the Tax-Exempt Money Market Fund and Blue Chip 20 Fund had not yet commenced operations.



         During the fiscal year ending March 31, 2001, the Trust directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows: for the Income Equity Fund, $_ in research commission transactions and $_ in research commissions; for the Stock Index Fund, $_ in research commission transactions and $_in research commissions; for the Large Cap Value Fund, $_ in research commission transactions and $_ in research commissions; for the Growth Equity Fund, $_ in research commission transactions and $_ in research commissions; for the Select Equity Fund, $_ in research commission transactions and $_ in research commissions; for the Mid Cap Growth Fund, $_ in research commission transactions and $_ in research commissions; for the Growth Opportunities Fund, $_ in research commission transactions and $_ in research commissions; for the Small Cap Value Fund, $_ in research commission transactions and $_ in research commissions; for the International Growth Equity Fund, $_ in research commission transactions and $_ in research commissions; for the International Select Equity Fund, $_ in research commission transactions and $_ in research commissions; for the Technology Fund, $_ in research commission transactions and $_ in research commissions; for the Global Communications Fund, $_ in research commission transactions and $_ in research commissions; for the Small Cap Growth Fund $_ in research commission transactions and $_ in research commissions; and for the Small Cap Index Fund $_ in research commission transactions and $41 in research commissions.[to be updated]



         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds' interests.



         On occasions when Northern Trust deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts for which Northern Trust acts as adviser, the Agreement provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution.. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern Trust in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits Northern Trust, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern Trust's opinion of the reliability and quality of the broker or dealer.



         The Advisory Agreement provides that Northern Trust may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern Trust against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.


         From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to it with respect to the Funds.


         For the fiscal years or periods indicated, the amount of advisory fees incurred by each of the Funds (except the Tax-Exempt Money Market Fund and the Blue Chip 20 Fund, which did not commence operations during the fiscal year ended March 31, 2001), after fee waivers and reimbursements, was as follows:



                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2001             March 31, 2000             March 31, 1999
======================================= ========================== ========================== ==========================
Money Market Fund                                    $ 26,205,546                $21,337,474                $15,349,562
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                         1,763,112                  1,832,019                  1,730,444
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                         3,247,169                  2,235,613                  1,450,638
Select Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
Municipal Money Market Fund                            10,910,159                  9,375,019                  8,162,930
--------------------------------------- -------------------------- -------------------------- --------------------------
California Municipal                                    1,768,143                  1,681,915                  1,091,368
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government Fund                                    2,501,136                  2,335,719                  1,895,842
--------------------------------------- -------------------------- -------------------------- --------------------------
Short-Intermediate U.S. Government                        478,882                    172,817                        N/A
Fund(3)
--------------------------------------- -------------------------- -------------------------- --------------------------
Intermediate Tax-Exempt Fund                            4,534,995                  3,648,930                  2,242,387
--------------------------------------- -------------------------- -------------------------- --------------------------
Arizona Tax-Exempt Fund(3)                                432,531                    164,571                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
California Intermediate Tax-Exempt                        584,951                    257,088                        N/A
Fund(3)
--------------------------------------- -------------------------- -------------------------- --------------------------
Florida Intermediate                                      242,324                    245,302                    196,206
Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
Fixed Income Fund                                       5,072,146                  3,434,120                  1,752,818
--------------------------------------- -------------------------- -------------------------- --------------------------
Tax-Exempt Fund                                         3,599,181                  2,593,221                  1,365,071
--------------------------------------- -------------------------- -------------------------- --------------------------
California Tax-Exempt Fund                                846,363                    683,887                    404,924
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Fixed Income Fund                                  145,389                    141,742                    118,107
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Municipal Fund(1)                              136,653                     78,978                          0
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Fixed Income Fund(1)                         1,342,403                    719,949                          0
--------------------------------------- -------------------------- -------------------------- --------------------------
Income Equity Fund                                      1,575,037                  1,523,983                    978,113
--------------------------------------- -------------------------- -------------------------- --------------------------
Stock Index Fund(2)                                     1,949,895                  1,462,807                    490,454
--------------------------------------- -------------------------- -------------------------- --------------------------
Large Cap Value Fund(5)                                    18,477                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Equity Fund                                     10,251,658                  8,308,852                  4,529,273
--------------------------------------- -------------------------- -------------------------- --------------------------
Select Equity Fund                                      4,285,317                  2,587,737                  1,249,368
--------------------------------------- -------------------------- -------------------------- --------------------------


                                      -55-

                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2001             March 31, 2000             March 31, 1999
--------------------------------------- -------------------------- -------------------------- --------------------------
Mid Cap Growth Fund                                     5,549,418                  2,945,148                    216,101
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Index Fund(4)                                   416,651                    272,650                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Value Fund(2)                                 1,429,928                  2,300,175                  2,669,690
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund(4)                                5,195,199                  1,164,481                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Opportunities Fund(6)                              173,392                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
International Growth Equity Fund                        6,866,231                  4,338,480                  1,946,058
--------------------------------------- -------------------------- -------------------------- --------------------------
International Select Equity Fund                        2,288,711                  1,739,316                  1,195,310
--------------------------------------- -------------------------- -------------------------- --------------------------
Technology Fund                                        20,941,958                 11,833,280                  1,757,940
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Communications Fund(7)                             645,276                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------



1. The High Yield Municipal and High Yield Fixed Income Funds commenced operations on December 31, 1998.


2. Prior to April 1, 1998, TNTC served as investment adviser of these Funds.


3. The Short-Intermediate U.S. Government Fund, Arizona Tax-Exempt Fund and California Intermediate Tax-Exempt Fund commenced operations on October 1, 1999.


4. The Small Cap Index Fund and Small Cap Growth Fund commenced operations on September 3, 1999 and September 30, 1999, respectively.


5.       The Large Cap Value Fund commenced operations on August 3, 2000.


6.       The Growth Opportunities Fund commenced operations on September 26,
         2000.


7.       The Global Communications Fund commenced operations on May 15, 2000.



         For the fiscal years or periods indicated, Northern voluntarily waived and reimbursed advisory fees for each of the Funds (except the Tax-Exempt Money Market Fund and the Blue Chip 20 Fund, which did not commence operations during the fiscal year ended March 31, 2001) as follows:



                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2001             March 31, 2000             March 31, 1999
======================================= ========================== ========================== ==========================
Money Market Fund                                    $ 15,414,995                $10,668,715                 $7,674,790
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                         1,237,327                    916,008                    865,224
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                         1,858,451                  1,117,803                    725,320
Select Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
Municipal Money Market Fund                             6,231,915                  4,687,501                  4,081,471
--------------------------------------- -------------------------- -------------------------- --------------------------
California Municipal                                    1,048,180                    840,957                    545,685
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government Fund                                       72,088                          0                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Short-Intermediate U.S. Government                         48,905                     51,244                        N/A
Fund(3)
--------------------------------------- -------------------------- -------------------------- --------------------------
Intermediate Tax-Exempt Fund                              463,847                    261,783                    160,168
--------------------------------------- -------------------------- -------------------------- --------------------------
Arizona Tax-Exempt Fund(3)                                 84,816                     57,140                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
California Intermediate Tax-Exempt                         84,641                     74,191                        N/A
Fund(3)
--------------------------------------- -------------------------- -------------------------- --------------------------
Florida Intermediate                                       66,920                     48,941                     23,427
Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
Fixed Income Fund                                         125,568                     13,304                          0
--------------------------------------- -------------------------- -------------------------- --------------------------
Tax-Exempt Fund                                           345,251                    224,793                     97,545
--------------------------------------- -------------------------- -------------------------- --------------------------
California Tax-Exempt Fund                                110,251                     60,182                     28,923
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Fixed Income Fund                                   23,437                     16,334                     15,857
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Municipal Fund(1)                               60,056                     42,569                     10,562
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Fixed Income Fund(1)                            54,676                     28,215                     41,621
--------------------------------------- -------------------------- -------------------------- --------------------------
Income Equity Fund                                        352,347                    302,971                    172,607
--------------------------------------- -------------------------- -------------------------- --------------------------
Stock Index Fund(2)                                     1,105,481                    758,958                    245,227
--------------------------------------- -------------------------- -------------------------- --------------------------
Large Cap Value Fund(5)                                   101,014                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Equity Fund                                      2,117,640                  1,466,266                    799,277
--------------------------------------- -------------------------- -------------------------- --------------------------
Select Equity Fund                                      1,875,772                  1,065,540                    514,443
--------------------------------------- -------------------------- -------------------------- --------------------------


                                      -56-

                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2001             March 31, 2000             March 31, 1999
--------------------------------------- -------------------------- -------------------------- --------------------------
Mid Cap Growth Fund                                     1,177,093                    562,586                     93,569
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Index Fund(4)                                   194,944                    209,942                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Value Fund(2)                                   677,743                    947,188                  1,099,279
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund(4)                                  614,349                    232,138                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Opportunities Fund(6)                              144,344                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
International Growth Equity Fund                          801,092                    858,732                    389,208
--------------------------------------- -------------------------- -------------------------- --------------------------
International Select Equity Fund                          324,413                    347,406                    239,060
--------------------------------------- -------------------------- -------------------------- --------------------------
Technology Fund                                         2,732,563                  2,366,647                    351,585
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Communications Fund(7)                             152,322                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------



1. The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.


2. Prior to April 1, 1998, TNTC served as investment adviser of these Funds.


3. The Short-Intermediate U.S. Government Fund, Arizona Tax-Exempt Fund and California Intermediate Tax-Exempt Fund commenced operations on October 1, 1999.


4. The Small Cap Index Fund and Small Cap Growth Fund commenced operations on September 3, 1999 and September 30, 1999, respectively.


5.       The Large Cap Value Fund commenced operations on August 3, 2000.


6.       The Growth Opportunities Fund commenced operations on September 26,
         2000.


7.       The Global Communications Fund commenced operations on May 15, 2000.



         Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken, among other things, to perform the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.



         As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of .10% of the average daily net asset value of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.



         For the fiscal years or periods indicated, the amount of transfer agency fees incurred by each of the Funds (except the Tax-Exempt Money Market Fund and the Blue Chip 20 Fund, which did not commence operations during the fiscal year ended March 31, 2001) was as follows:



                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2001             March 31, 2000             March 31, 1999
======================================= ========================== ========================== ==========================
Money Market Fund                                     $ 6,936,665                 $5,334,357                 $3,837,356
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                           500,066                    458,003                    432,607
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                           850,926                    558,896                    362,656
Select Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
Municipal Money Market Fund                             2,856,974                  2,343,728                  2,040,714
--------------------------------------- -------------------------- -------------------------- --------------------------
California Municipal                                      469,381                    420,474                    272,840
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government Fund                                      343,092                    311,426                    252,777
--------------------------------------- -------------------------- -------------------------- --------------------------
Short-Intermediate U.S. Government                         70,371                     29,916                        N/A
Fund(2)
--------------------------------------- -------------------------- -------------------------- --------------------------
Intermediate Tax-Exempt Fund                              666,664                    521,423                    320,338
--------------------------------------- -------------------------- -------------------------- --------------------------
Arizona Tax-Exempt Fund(2)                                 68,979                     29,592                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
California Intermediate Tax-                               89,278                     44,208                        N/A
Exempt Fund(2)
--------------------------------------- -------------------------- -------------------------- --------------------------

                                      -57-

                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2001             March 31, 2000             March 31, 1999
======================================= ========================== ========================== ==========================
--------------------------------------- -------------------------- -------------------------- --------------------------
Florida Intermediate                                       41,232                     39,232                     29,284
Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
Fixed Income Fund                                         693,019                    459,581                    233,707
--------------------------------------- -------------------------- -------------------------- --------------------------
Tax-Exempt Fund                                           525,917                    375,731                    195,008
--------------------------------------- -------------------------- -------------------------- --------------------------
California Tax-Exempt Fund                                127,547                     98,777                     57,846
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Fixed Income Fund                                   18,758                     17,599                     14,885
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Municipal Fund(1)                               26,228                     16,206                      1,408
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Fixed Income Fund(1)                           186,275                     99,754                      5,549
--------------------------------------- -------------------------- -------------------------- --------------------------
Income Equity Fund                                        192,736                    182,693                    115,071
--------------------------------------- -------------------------- -------------------------- --------------------------
Stock Index Fund                                          509,222                    370,290                    122,613
--------------------------------------- -------------------------- -------------------------- --------------------------
Large Cap Value Fund(4)                                    11,947
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Equity Fund                                      1,237,913                    977,501                    532,850
--------------------------------------- -------------------------- -------------------------- --------------------------
Select Equity Fund                                        513,417                    304,436                    146,983
--------------------------------------- -------------------------- -------------------------- --------------------------
Mid Cap Growth Fund                                       672,642                    350,769                     30,967
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Index Fund(3)                                    94,090                     74,359                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Value Fund                                      175,637                    270,610                    314,078
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund(3)                                  484,122                    116,448                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Opportunities Fund(5)                               26,478                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
International Growth Equity Fund                          638,935                    434,843                    194,604
--------------------------------------- -------------------------- -------------------------- --------------------------
International Select Equity Fund                          217,757                    173,930                    119,530
--------------------------------------- -------------------------- -------------------------- --------------------------
Technology Fund                                         1,972,850                  1,183,313                    175,792
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Communications Fund(6)                              63,833
--------------------------------------- -------------------------- -------------------------- --------------------------



1. The High Yield Municipal and High Yield Fixed Income Funds commenced operations on December 31, 1998.


2. The Short-Intermediate U.S. Government Fund, Arizona Tax-Exempt Fund and California Intermediate Tax-Exempt Fund commenced operations on October 1, 1999.


3. The Small Cap Index Fund and Small Cap Growth Fund commenced operations on September 3, 1999 and September 30, 1999, respectively.


4.       The Large Cap Value Fund commenced operations on August 3, 2000.


5.       The Growth Opportunities Fund commenced operations on September 26,
         2000.


6.       The Global Communications Fund commenced operations on May 15, 2000.



         TNTC as Custodian maintains custody of the assets of the Funds (other than the Global Fixed Income, International Growth Equity, International Select Equity and the Global Communications Funds) pursuant to the terms of its Custodian Agreement with the Trust. The Custodian maintains custody of the assets of the Global Fixed Income, International Growth Equity, International Select Equity and the Global Communications Funds pursuant to the terms of its Foreign Custody Agreement with the Trust. Under each of these agreements, the Custodian (i) holds each Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund's investments held by the Custodian under the agreement, and (vi) maintains the accounting records of Northern Funds. The Custodian may employ one or more subcustodians under the Custody Agreement, provided that the Custodian shall, subject to certain monitoring responsibilities, have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. The Custodian may also appoint an agent to carry out such of the provisions of the Custody Agreement as the Custodian may from time to time direct. Under its Foreign Custody Agreement, the Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.



         As compensation for the services rendered to each Fund (other than the Global Fixed Income, International Growth Equity, International Select Equity and the Global Communications Funds) under the Custodian Agreement, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from each of the Funds as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus (ii) 1/100th of 1%
annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that TNTC as Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by TNTC as Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.



         As compensation for the services rendered to the International Growth Equity, International Select Equity and the Global Communications Funds under the Foreign Custody Agreement, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from each of those Funds as follows: (i) $35,000 annually for each Fund, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by TNTC as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Growth Equity, International Select Equity and the Global Communications Funds by TNTC, TNTC is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.



         TNTC's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily uninvested cash balances (if any).



         For the fiscal years or periods indicated, the amount of custody and fund accounting fees incurred by each Fund (except the Tax-Exempt Money Market Fund and the Blue Chip 20 Fund, which did not commence operations during the fiscal year ended March 31, 2001) was as follows:



                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2001             March 31, 2000             March 31, 1999
======================================= ========================== ========================== ==========================
Money Market Fund                                     $ 1,413,885                 $1,116,911                   $844,081
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                           131,634                    129,082                    136,794
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                           183,311                    141,547                    110,597
Select Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
Municipal Money Market Fund                               554,804                    506,030                    478,551
--------------------------------------- -------------------------- -------------------------- --------------------------
California Municipal                                      133,648                    124,494                    100,159
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government Fund                                       97,590                     85,542                     85,772
--------------------------------------- -------------------------- -------------------------- --------------------------
Short-Intermediate U.S. Government                         45,648                     19,517                        N/A
Fund(2)
--------------------------------------- -------------------------- -------------------------- --------------------------
Intermediate Tax-Exempt Fund                              171,387                    133,526                    103,042
--------------------------------------- -------------------------- -------------------------- --------------------------
Arizona Tax-Exempt Fund(2)                                 47,564                     24,066                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
California Intermediate Tax-Exempt                         49,344                     16,546                        N/A
Fund(2)
--------------------------------------- -------------------------- -------------------------- --------------------------
Florida Intermediate                                       42,541                     44,751                     48,986
Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
Fixed Income Fund                                         167,936                    108,328                     84,111
--------------------------------------- -------------------------- -------------------------- --------------------------
Tax-Exempt Fund                                           140,900                    109,924                     78,492
--------------------------------------- -------------------------- -------------------------- --------------------------
California Tax-Exempt Fund                                 57,325                     52,345                     50,725
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Fixed Income Fund                                   68,226                     74,639                     77,396
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Municipal Fund(2)                               43,945                     32,180                     14,132
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Fixed Income Fund(2)                            51,307                     49,759                     14,132
--------------------------------------- -------------------------- -------------------------- --------------------------
Income Equity Fund                                         71,365                     68,332                     61,425
--------------------------------------- -------------------------- -------------------------- --------------------------
Stock Index Fund                                          164,214                    161,471                    122,803
--------------------------------------- -------------------------- -------------------------- --------------------------
Large Cap Value Fund(4)                                    52,097                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Equity Fund                                        226,321                    190,939                    143,431
--------------------------------------- -------------------------- -------------------------- --------------------------
Select Equity Fund                                        136,428                     95,486                     72,051
--------------------------------------- -------------------------- -------------------------- --------------------------
Mid Cap Growth Fund                                       149,033                     76,366                     44,274
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Index Fund(3)                                   296,845                     33,857                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Value Fund                                       60,180                    128,362                    141,187
--------------------------------------- -------------------------- -------------------------- --------------------------


                                      -59-

                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2001             March 31, 2000             March 31, 1999
======================================= ========================== ========================== ==========================
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund(3)                                  176,218                     31,312                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Opportunities Fund(5)                               40,470                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
International Growth Equity Fund                          726,539                    427,038                    257,479
--------------------------------------- -------------------------- -------------------------- --------------------------
International Select Equity Fund                          303,033                    215,982                    182,139
--------------------------------------- -------------------------- -------------------------- --------------------------
Technology Fund                                           486,349                    230,322                     78,748
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Communications Fund(6)                              87,318                        N/A                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------




1. The High Yield Municipal and High Yield Fixed Income Funds commenced operations on December 31, 1998.


2. The Short-Intermediate U.S. Government Fund, Arizona Tax-Exempt Fund and California Intermediate Tax-Exempt Fund commenced operations on October 1, 1999.


3. The Small Cap Index Fund and Small Cap Growth Fund commenced operations on September 3, 1999 and September 30, 1999, respectively.


4.       The Large Cap Value Fund commenced operations on August 3, 2000.


5.       The Growth Opportunities Fund commenced operations on September 26,
         2000.


6.       The Global Communications Fund commenced operations on May 15, 2000.



[to be updated]
         Unless sooner terminated, the Trust's Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 2002, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to the Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.



         TNTC is active as an underwriter of municipal instruments. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.



         In the Advisory Agreement, the Investment Adviser agrees that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern."


CO-ADMINISTRATORS AND DISTRIBUTOR


         Prior to January 1, 2001, TNTC and PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, acted as co-administrators for the Funds under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements;
(vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund.

[to be updated]


         On October 1, 1999, the Co-Administrators replaced Sunstone Financial Group, Inc. ("Sunstone") as administrators of the Trust. For the fiscal year ended March 31, 2001, and the period from October 1, 1999 through March 31, 2000, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Tax-Exempt Money Market Fund and the Blue Chip 20 Fund, which had not commenced operations during that period) in the amount of:



                                                    ========================= ======================================
                                                       Fiscal Year Ended             October 1, 1999 through
                                                         March 31, 2001                  March 31, 2000
=================================================== ========================= ======================================
Money Market Fund                                               $ 10,405,159                            $ 4,041,889
--------------------------------------------------- ------------------------- --------------------------------------
U.S. Government Money Market Fund                                    750,119                                343,105
--------------------------------------------------- ------------------------- --------------------------------------
U.S. Government Select Money Market Fund                           1,276,418                                524,334
--------------------------------------------------- ------------------------- --------------------------------------
Municipal Money Market Fund                                        4,285,555                              1,751,974
--------------------------------------------------- ------------------------- --------------------------------------
California Municipal Money Market Fund                               704,090                                329,861
--------------------------------------------------- ------------------------- --------------------------------------
U.S. Government Fund                                                 514,652                                260,615
-------------------------------------------------- ------------------------- --------------------------------------
Short-Intermediate U.S. Government Fund                              105,558                                 44,875
--------------------------------------------------- ------------------------- --------------------------------------
Intermediate Tax-Exempt Fund                                       1,000,001                                495,423
--------------------------------------------------- ------------------------- --------------------------------------
Arizona Tax-Exempt Fund                                              103,470                                 44,389
--------------------------------------------------- ------------------------- --------------------------------------
California Intermediate Tax-Exempt Fund                              133,923                                 66,315
--------------------------------------------------- ------------------------- --------------------------------------
Florida Intermediate Tax-Exempt Fund                                  61,853                                 29,138
--------------------------------------------------- ------------------------- --------------------------------------
Fixed Income Fund                                                  1,039,555                                448,081
--------------------------------------------------- ------------------------- --------------------------------------
Tax-Exempt Fund                                                      788,896                                376,842
--------------------------------------------------- ------------------------- --------------------------------------
California Tax-Exempt Fund                                           191,328                                 89,031
--------------------------------------------------- ------------------------- --------------------------------------
Global Fixed Income Fund                                              28,142                                 14,623
--------------------------------------------------- ------------------------- --------------------------------------
High Yield Municipal Fund                                             39,346                                 13,412
--------------------------------------------------- ------------------------- --------------------------------------
High Yield Fixed Income Fund                                         279,422                                 91,452
--------------------------------------------------- ------------------------- --------------------------------------
Income Equity Fund                                                   289,113                                163,974
--------------------------------------------------- ------------------------- --------------------------------------
Stock Index Fund                                                     763,854                                365,583
--------------------------------------------------- ------------------------- --------------------------------------
Large Cap Value Fund(1)                                               17,921                                    N/A
--------------------------------------------------- ------------------------- --------------------------------------
Growth Equity Fund                                                 1,855,413                                878,775
--------------------------------------------------- ------------------------- --------------------------------------
Select Equity Fund                                                   770,146                                268,378
--------------------------------------------------- ------------------------- --------------------------------------
Mid Cap Growth Fund                                                1,008,989                                380,808
--------------------------------------------------- ------------------------- --------------------------------------
Small Cap Index Fund                                                 141,142                                 93,115
--------------------------------------------------- ------------------------- --------------------------------------
Small Cap Value Fund                                                 263,465                                175,742
--------------------------------------------------- ------------------------- --------------------------------------
Small Cap Growth Fund                                                726,203                                174,674
--------------------------------------------------- ------------------------- --------------------------------------
Growth Opportunities Fund(2)                                          39,717                                    N/A
--------------------------------------------------- ------------------------- --------------------------------------
International Growth Equity Fund                                     958,427                                419,437
--------------------------------------------------- ------------------------- --------------------------------------
International Select Equity Fund                                     326,647                                148,066
--------------------------------------------------- ------------------------- --------------------------------------
Technology Fund                                                    2,959,346                              1,306,074
--------------------------------------------------- ------------------------- --------------------------------------
Global Communications Fund(3)                                         95,750                                    N/A
--------------------------------------------------- ------------------------- --------------------------------------



1.       The Large Cap Value Fund commenced operations on August 3, 2000.
2.       The Growth Opportunities Fund commenced operations on September 26,
         2000.
3.       The Global Communications Fund commenced operations on May 15, 2000.



         Prior to October 1, 1999, Sunstone, 207 E. Buffalo Street, Milwaukee, Wisconsin 53202 acted as the Trust's administrator pursuant to an administration agreement substantially similar to the Co-Administration Agreement currently in effect with NTI and PFPC.

         For the fiscal years or periods indicated, Sunstone received, after waivers, administrative fees for each Fund (except for the Tax-Exempt Money Market Fund, the Blue Chip 20 Fund, the Large Cap Value Fund, the Growth Opportunities Fund and the Global Communications Fund which had not commenced operations during those periods) as follows:



================================================== ====================== ====================
                                                       April 1, 1999          Fiscal Year
                                                          through                Ended
                                                    September 30, 1999      March 31, 1999
-------------------------------------------------- ---------------------- --------------------
Money Market Fund                                             $1,382,470           $2,447,894
-------------------------------------------------- ---------------------- --------------------
U.S. Government Money Market Fund                                117,181              294,367
-------------------------------------------------- ---------------------- --------------------
U.S. Government Select Money Market Fund                         118,738              226,085
-------------------------------------------------- ---------------------- --------------------
Municipal Money Market Fund                                      614,944            1,339,727
-------------------------------------------------- ---------------------- --------------------
California Municipal Money Market Fund                           101,923              176,849
-------------------------------------------------- ---------------------- --------------------
U.S. Government Fund                                              69,942              171,664
-------------------------------------------------- ---------------------- --------------------
Intermediate Tax-Exempt Fund                                     104,404              215,890
-------------------------------------------------- ---------------------- --------------------
Florida Intermediate Tax-Exempt Fund                              11,094               17,638
-------------------------------------------------- ---------------------- --------------------
Fixed Income Fund                                                 83,811              154,709
-------------------------------------------------- ---------------------- --------------------
Tax-Exempt Fund                                                   69,849              128,048
-------------------------------------------------- ---------------------- --------------------
California Tax-Exempt Fund                                        20,688               35,426
-------------------------------------------------- ---------------------- --------------------
Global Fixed Income Fund                                           4,058               10,053
-------------------------------------------------- ---------------------- --------------------
High Yield Municipal Fund(1)                                       4,021                  708
-------------------------------------------------- ---------------------- --------------------
High Yield Fixed Income Fund(1)                                   21,083                2,958
-------------------------------------------------- ---------------------- --------------------
Income Equity Fund                                                35,907               78,886
-------------------------------------------------- ---------------------- --------------------
Stock Index Fund                                                  61,178               77,739
-------------------------------------------------- ---------------------- --------------------
Growth Equity Fund                                               203,469              349,439
-------------------------------------------------- ---------------------- --------------------
Select Equity Fund                                                70,285               94,686
-------------------------------------------------- ---------------------- --------------------
Mid Cap Growth Fund(1)                                            58,855               14,391
-------------------------------------------------- ---------------------- --------------------
Small Cap Index Fund(2)                                           17,760                  N/A
-------------------------------------------------- ---------------------- --------------------
Small Cap Value Fund                                              78,646              224,567
-------------------------------------------------- ---------------------- --------------------
International Growth Equity Fund                                  77,579              132,079
-------------------------------------------------- ---------------------- --------------------
International Select Equity Fund                                  39,340               82,930
-------------------------------------------------- ---------------------- --------------------
Technology Fund                                                  203,852               87,044
-------------------------------------------------- ---------------------- --------------------



1. The High Yield Municipal Fund, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.
2.       The Small Cap Index Fund commenced operations on September 3, 1999.



         For the fiscal years or periods indicated, Sunstone waived administrative fees with respect to each Fund (except for the Tax-Exempt Fund, the Blue Chip 20 Fund, the Large Cap Value Fund, Growth Opportunities Fund and the Global Communications Fund which had not commenced operations during those periods) as follows:


================================================== ====================== ====================
                                                      April 1, 1999            Fiscal Year
                                                          through                Ended
                                                    September 30, 1999      March 31, 1999
-------------------------------------------------- ---------------------- --------------------
Money Market Fund                                            $ 2,577,188           $3,308,194
-------------------------------------------------- ---------------------- --------------------
U.S. Government Money Market Fund                                226,721              354,550
-------------------------------------------------- ---------------------- --------------------
U.S. Government Select Money Market Fund                         195,282              317,904
------------------------------------------------- ---------------------- --------------------
Municipal Money Market Fund                                    1,148,712            1,721,373
-------------------------------------------------- ---------------------- --------------------
California Municipal Money Market Fund                           198,934              232,414
-------------------------------------------------- ---------------------- --------------------
U.S. Government Fund                                             136,588              207,505
-------------------------------------------------- ---------------------- --------------------
Intermediate Tax-Exempt Fund                                     182,316              264,621
-------------------------------------------------- ---------------------- --------------------
Florida Intermediate Tax-Exempt Fund                              18,617               26,288
-------------------------------------------------- ---------------------- --------------------
Fixed Income Fund                                                157,593              195,856
-------------------------------------------------- ---------------------- --------------------

================================================== ====================== ====================
                                                       April 1, 1999          Fiscal Year
                                                          through                Ended
                                                    September 30, 1999      March 31, 1999
-------------------------------------------------- ---------------------- --------------------
Tax-Exempt Fund                                                  116,912              164,475
-------------------------------------------------- ---------------------- --------------------
California Tax-Exempt Fund                                        39,095               51,343
-------------------------------------------------- ---------------------- --------------------
Global Fixed Income Fund                                           7,665               12,274
-------------------------------------------------- ---------------------- --------------------
High Yield Municipal Fund(1)                                       6,876                1,405
-------------------------------------------------- ---------------------- --------------------
High Yield Fixed Income Fund(1)                                   37,098                5,367
-------------------------------------------------- ---------------------- --------------------
Income Equity Fund                                                74,162               93,722
-------------------------------------------------- ---------------------- --------------------
Stock Index Fund                                                 128,680              106,182
-------------------------------------------------- ---------------------- --------------------
Growth Equity Fund                                               384,024              449,843
-------------------------------------------------- ---------------------- --------------------
Select Equity Fund                                               117,997              125,790
-------------------------------------------------- ---------------------- --------------------
Mid Cap Growth Fund(1)                                            86,497               32,060
-------------------------------------------------- ---------------------- --------------------
Small Cap Index(2)                                                   493                  N/A
-------------------------------------------------- ---------------------- --------------------
Small Cap Value Fund                                             151,532              246,554
-------------------------------------------------- ---------------------- --------------------
International Growth Equity Fund                                 152,635              159,830
-------------------------------------------------- ---------------------- --------------------
International Select Equity Fund                                  73,434               96,366
-------------------------------------------------- ---------------------- --------------------
Technology Fund                                                  265,065              176,646
-------------------------------------------------- ---------------------- --------------------



1. The High Yield Municipal Fund, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.
2.       The Small Cap Index Fund commenced operations on September 3, 1999.



         Unless sooner terminated, the Co-Administration Agreement will continue in effect until September 30, 2002, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under "Description of Shares"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after September 30, 2001 without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after September 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.


         The Trust may terminate the Co-Administration Agreement prior to September 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to September 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.


         The Trust has also entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. independently owned and operated broker-dealer.


         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS

         As stated in the Funds' Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.


         The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and service plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").


         The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.


         For the fiscal period ended March 31, 2001, the U.S. Government Money Market Fund, Fixed Income Fund, Tax-Exempt Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Mid Cap Growth Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund paid fees of $126,871, $179, $64, $496, $43, $70, $6,767, $972, $1,121, $1,109, and
$205,592, respectively, under the Service Plan. No other Funds paid fees under either Plan.


         For the fiscal period ended March 31, 2000, the U.S. Government Money Market Fund, Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Small Cap Index Fund, Small Cap Value Fund, Small Cap Growth Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund paid fees of $52,761, $67, $476, $37, $37, $110, $106, $110, $92, $586, $73 and $7,796, respectively, under the Service Plan. No other Funds paid fees under either Plan.

         For the fiscal period ended March 31, 1999, the Money Market Fund, U.S. Government Money Market Fund, Income Equity Fund, Growth Equity Fund, Stock Index Fund, Select Equity Fund, Small Cap Value Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund paid fees of $25,567, $29,542, $146, $37, $37, $73, $110, $957, $37 and $2,103, respectively, under the Service Plan. No other Funds paid fees under either Plan.




COUNSEL AND AUDITORS

         Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, serve as counsel to the Trust.


         ________________, independent accountants, serve as auditors for the Trust. The financial statements dated March 31, 2001, incorporated by reference into this Additional Statement, have been incorporated in reliance on the report of _________________ given on the authority of said firm as experts in auditing and accounting.


IN-KIND PURCHASES AND REDEMPTIONS


         Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


         Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

AUTOMATIC INVESTING PLAN

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

         In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES


         Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.


         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time. The Trust reserves the right on 60 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. The Trust may also redeem shares involuntarily if the redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act (see, e.g., "Amortized Cost Valuation").

RETIREMENT PLANS


         Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.


EXPENSES


         Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes;, interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law;, legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds' shareholders and regulatory authorities; compensation and expenses of its Trustees, payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.


         The Investment Advisers and PFPC intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and co-administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.

                             PERFORMANCE INFORMATION

MONEY MARKET FUNDS

         From time to time the Trust may advertise quotations of "yields" and "effective yields" with respect to each Money Market Fund, and the Municipal Money Market Fund, Tax-Exempt Money Market Fund and the California Municipal Money Market Fund may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

         In arriving at quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

         "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Fund's yield.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

         The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Fund's effective yield.

         "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.


         The annualized yield of each Money Market Fund (except the Tax-Exempt Money Market Fund, which did not commence operations during the period) for the seven-day period ended March 31, 2001 was as follows(1):



------------------------------------------------ ---------------- ---------------- ----------------- --------------------
                                                                     Effective      Tax-Equivalent     Tax-Equivalent
                                                      Yield            Yield            Yield          Effective Yield
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
Money Market Fund                                     6.24%            6.43%             N/A                 N/A
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
U.S. Government Money Market Fund                     6.07%            6.26%             N/A                 N/A
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
U.S. Government Select Money Market Fund              5.92%            6.10%             N/A                 N/A
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
Municipal Money Market Fund                           4.25%            4.34%            7.04%               7.19%
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
California Municipal Money Market Fund                3.46%            3.52%            5.73%               5.83%
------------------------------------------------ ---------------- ---------------- ----------------- --------------------



----------
(1) An income tax rate of 39.6% is used in the calculation of tax-equivalent yield and tax-equivalent effective yield.

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian" and "Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized yield of each Fund (except the Tax-Exempt Money Market Fund, which did not commence operations during the period) for the same seven-day period would have been as follows(2):


------------------------------------------------ ---------------- ---------------- ----------------- --------------------
                                                                     Effective      Tax-Equivalent     Tax-Equivalent
                                                      Yield            Yield            Yield          Effective Yield
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
Money Market Fund                                     6.04%            6.23%             N/A                 N/A
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
U.S. Government Money Market Fund                     5.87%            6.06%             N/A                 N/A
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
U.S. Government Select Money Market Fund              5.72%            5.90%             N/A                 N/A
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
Municipal Money Market Fund                           4.05%            4.14%            6.71%               6.85%
------------------------------------------------ ---------------- ---------------- ----------------- --------------------
California Municipal Money Market Fund                3.26%            3.32%            5.40%               5.50%
------------------------------------------------ ---------------- ---------------- ----------------- --------------------


         A Money Market Fund may also quote, from time to time, total return information using the formula described in the following section.

NON-MONEY MARKET FUNDS

         The Non-Money Market Funds calculate their total returns separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns for each Non-Money Market Fund may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a Fund for any one year in the period might have been more or less than the average for the entire period. The Non-Money Market Funds may also advertise from time to time the total return on a year-by-year or other basis for various specific periods by means of quotations, charts, graphs or schedules.

         A Non-Money Market Fund calculates its "average annual total return" by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                            T=(ERV/P)TO THE POWER OF 1/n - 1

         Where:            T =              average annual total return;
                           ERV =            ending redeemable value of a
                                            hypothetical $1,000 payment made at
                                            the beginning of the 1, 5 or 10 year
                                            (or other) periods at the end of the
                                            applicable period (or a fractional
                                            portion thereof);
                           P =              hypothetical initial payment of
                                            $1,000; and
                           n =              period covered by the computation,
                                            expressed in years.

         A Non-Money Market Fund calculates its "aggregate total return" by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total Return =           T=[(ERV/P)]-1


----------
(2) An income tax rate of 39.6% is used in the calculation of tax-equivalent yield and tax-equivalent effective yield.

         The calculations set forth below are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                                                                      FOR PERIODS ENDED MARCH 31, 2001

                                              AVERAGE ANNUAL TOTAL RETURNS (%)                 AGGREGATE TOTAL RETURNS (%)

FUND NAME*                                   1 YEAR      5 YEAR    SINCE INCEPTION        1 YEAR       5 YEAR    SINCE INCEPTION
----------                                   ------      ------    ---------------        ------       ------    ---------------
U.S. GOVERNMENT FUND
(4/1/94 inception)                           11.36%      6.34%          6.11%             11.36%       35.97%         51.40%

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
(10/1/99 inception)                          9.71%        N/A           7.62%              9.71         N/A           11.63%

INTERMEDIATE TAX-EXEMPT FUND
(4/1/94 inception)                           9.13%       4.78%          5.02%              9.13%       26.32%         40.91%

CALIFORNIA INTERMEDIATE
TAX-EXEMPT FUND
(10/1/99 inception)                          8.83%        N/A           7.48%              8.83%        N/A           11.41%

FLORIDA INTERMEDIATE
TAX-EXEMPT FUND
(8/15/96 inception)                          8.68%        N/A           5.46%              8.68%        N/A           27.90%

FIXED INCOME FUND
(4/1/94 inception)                           11.47%      6.65%          6.93%             11.47%       37.94          59.86%

TAX-EXEMPT FUND
(4/1/94 inception)                           11.00%      5.84%          6.12%             11.00%       32.83          51.51%

ARIZONA TAX-EXEMPT FUND
(10/1/99 inception)                          10.98%       N/A           8.93%             10.98%        N/A           13.68%

CALIFORNIA TAX-EXEMPT FUND
(4/8/97 inception)                           11.29%       N/A           7.02%             11.29%        N/A           30.99%

----------

* As of March 31, 2001, the Blue Chip 20 Fund had not commenced operations.

                                                                      FOR PERIODS ENDED MARCH 31, 2001

                                              AVERAGE ANNUAL TOTAL RETURNS (%)                 AGGREGATE TOTAL RETURNS (%)

FUND NAME*                                   1 YEAR      5 YEAR    SINCE INCEPTION        1 YEAR       5 YEAR    SINCE INCEPTION
----------                                   ------      ------    ---------------        ------       ------    ---------------
GLOBAL FIXED INCOME FUND**
(4/1/94 inception)                           1.54%        2.30          4.25%              1.54%       12.04%         33.84%

HIGH YIELD MUNICIPAL FUND
(12/31/98 inception)                         7.14%        N/A           0.84%              7.14%        N/A           1.89%

HIGH YIELD FIXED INCOME FUND
(12/31/98 inception)                         0.77%        N/A           1.60%              0.77%        N/A           3.62%

INCOME EQUITY FUND
(4/1/94 inception)                          (7.54)%      10.67%        10.76%             (7.54)%      66.05%        104.43%

STOCK INDEX FUND
(10/7/96 inception)                         (21.93)%      N/A          12.82%            (21.93)%       N/A           71.65%

LARGE CAP VALUE FUND
(8/3/00 inception)                            N/A         N/A            N/A                N/A         N/A           10.14%

GROWTH EQUITY FUND
(4/1/94 inception)                          (27.23)%     13.89%        14.42%            (27.23)%      91.64%        156.61%

SELECT EQUITY FUND
(4/6/94 inception)                          (35.32)%     18.17%        17.77%            (35.32)%     130.38%        213.34%

MID CAP GROWTH FUND
(3/31/98 inception)                         (45.42)%      N/A         10.10N/A           (45.42)%       N/A           33.47%

SMALL CAP INDEX FUND
(9/3/99 inception)                          (15.07)%      N/A           2.93%            (15.07) %      N/A           4.65%

SMALL CAP VALUE FUND
(4/1/94 inception)                          (0.74)%      9.67%         10.25%             (0.74)%      58.65%         97.90%

SMALL CAP GROWTH FUND
(9/30/99 inception)                         (41.38)%      N/A           8.58%            (41.38)%       N/A           13.16%

                                                                      FOR PERIODS ENDED MARCH 31, 2001

                                              AVERAGE ANNUAL TOTAL RETURNS (%)                 AGGREGATE TOTAL RETURNS (%)

FUND NAME*                                   1 YEAR      5 YEAR    SINCE INCEPTION        1 YEAR       5 YEAR    SINCE INCEPTION
----------                                   ------      ------    ---------------        ------       ------    ---------------
Growth Opportunities
(9/26/00 inception)                           N/A         N/A            N/A                N/A         N/A            N/A



* As of March 31, 2001, the Blue Chip 20 Fund had not commenced operations. ** Prior to June 30, 2000, this Fund was named the International Fixed Income
   Fund.

                                                                      FOR PERIODS ENDED MARCH 31, 2001

                                              AVERAGE ANNUAL TOTAL RETURNS (%)                 AGGREGATE TOTAL RETURNS (%)
                                                                         SINCE
FUND NAME*                                   1 YEAR       5 YEAR       INCEPTION          1 YEAR       5 YEAR    SINCE INCEPTION
----------                                   ------       ------       ---------          ------       ------    ---------------
GROWTH OPPORTUNITIES FUND
(9/26/00 inception)                            N/A          N/A           N/A               N/A         N/A           37.80%

INTERNATIONAL GROWTH EQUITY FUND
(4/1/94 inception)                          (26.69) %      6.14%         5.18%           (26.69) %     34.72%         42.39%

INTERNATIONAL SELECT EQUITY FUND
(4/5/94 inception)                          (24.55) %      5.56%         5.11%           (24.55) %     31.04%         41.64%

TECHNOLOGY FUND
(4/1/96 inception)                          (66.87) %       N/A         22.84%           (66.87) %      N/A         (179.56) %

GLOBAL COMMUNICATIONS FUND
(5/15/00 inception)                            N/A          N/A           N/A               N/A         N/A          (58.30)%



----------
* As of March 31, 2001, the Blue Chip 20 Fund had not commenced operations.

         The yield of a Non-Money Market Fund is computed based on the Fund's net income during a specified 30-day (or one month) period. More specifically, the Fund's yield is computed by dividing the per share net income during the relevant period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

         A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

            YIELD = 2[(a-b/cd + 1)TO THE POWER OF 6 - 1]


     Where:       a =   dividends and interest earned during the period;

                  b =   expenses accrued for the period (net of reimbursements);

                  c = average daily number of shares outstanding during the period entitled to receive dividends; and

                  d =   net asset value per share on the last day of the period.



         Based on the foregoing calculations, for the 30-day period ended March 31, 2001, the yields for the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, Global Fixed Income, High Yield Municipal, High Yield Fixed Income and Income Equity Funds, after fee waivers, were 4.37_%, _4.83%, _3.54%, _3.55%, _3.70%, _5.73%, _4.19%, _3.85%, _4.01%, _4.40%, _5.34%, _10.15%
and _2.67%, respectively. Also for the 30-day period ended March 31, 2001, the yields for the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, Global Fixed Income, High Yield Municipal, High Yield Fixed Income and Income Equity Funds, before fee waivers, were _4.21%, _4.60%, _3.34%, _3.28%, _3.35%, _5.58%,
_3.99%, _3.54%, _3.77%, _3.83%, _4.82%, _9.99% and 2.34%, respectively.



         A Non-Money Market Fund's "tax-equivalent" yield is computed by: (i) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax. For the 30-day period ended March 31, 2001, and using a federal income tax rate of 39.6%, the 30-day tax-equivalent yields for the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds, after fee waivers, were 5.86%, _5.88%, _6.13%, _6.94%, _6.37%, _6.64% and _8.84%, respectively. Also, for the 30-day period ended March 31, 2001, and using a federal income tax rate of 39.6%, the 30-day tax-equivalent yields for the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds, before fee waivers, were _5.53%, _5.43%, _5.55%, _6.61%, _5.86%, _6.24% and _7.98%, respectively.


GENERAL INFORMATION


         The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by Northern Trust or other Service Organizations on their customers in connection with investments in the Funds are not reflected in the Trust's calculations of performance for the Funds.


         Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.


         The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 or 1000 Small Stock Index, the Consumer Price Index or the Dow Jones Industrial Average. In addition, performance of the U.S. Government Fund may be compared to the Lehman Brothers Intermediate U.S. Government Bond Index. Performance of the Short-Intermediate U.S. Government Fund may be compared to the Merrill Lynch 1-5 year Government Bond Index . Performance of the Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Intermediate Municipal Bond Index. Performance of the California Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Municipal Index. Performance of the Florida Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index and the Lehman Brothers Mutual Fund Intermediate Municipal Bond Index. Performance of the Fixed Income Fund may be compared to the Lehman Brothers Aggregate Bond Index. Performance of the Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Municipal Bond Index. Performance of the Arizona Tax-Exempt Fund may be compared to the Lehman Brothers Arizona Municipal Bond Index. Performance of the California Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Intermediate Municipal Bond Index and the Lehman Brothers Mutual Fund California Municipal Index. Performance of the Global Fixed Income Fund may be compared to the J.P. Morgan Government Bond Index-Global. Performance of the High Yield Municipal Fund may be compared to the Lehman Brothers Municipal Non-Investment Grade Bond Index. Performance of the High Yield Fixed Income Fund may be compared to the Merrill Lynch High Yield Master II Index and the Lehman Brothers High Yield Corporate Bond Index and the Salomon Brothers Extended High-Yield Market Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch All U.S. Convertibles Index. Performance of the International Growth Equity Fund may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE"). Performance of the International Select Equity Fund may be compared to the MSCI EAFE plus Emerging Markets Free Index. Performance of the Technology Fund may be compared to the Morgan Stanley High Technology 35 Index, the Morgan Stanley Index, the Hambrecht and Quist Technology Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index and any other comparable technology index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. From time to time, the Funds may also quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.


         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.


         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


         Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.


         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

         The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

                                 NET ASSET VALUE

         As stated in the Prospectus for the Money Market Funds, each Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.


         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Funds' operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Money Market Fund exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.


         Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which Northern Trust determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectuses. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.


         Securities held by the other Funds that are listed on a recognized U.S. or foreign securities exchange are valued at the last quoted sales price on the securities exchange on which the securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If securities listed on a U.S. exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Temporary short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when those prices are believed to reflect the fair market value of the securities.


         The Investment Adviser is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of Federal and state tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

         Each Fund intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, each Fund is generally exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Blue Chip 20 Fund, Mid Cap Growth, Small Cap Index Fund, Small Cap Value

Fund, Small Cap Growth Fund, Technology Fund, Global Communications Fund and Large Cap Value Fund, may constitute "qualifying dividends." The other Funds, however, are not expected to pay qualifying dividends.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FEDERAL - TAX-EXEMPT INFORMATION

         As described in the Prospectuses, the Municipal Money Market, California Municipal Money Market, Tax-Exempt Money Market, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds are designed to provide investors with federally tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

         In order for the Municipal Money Market, California Municipal Money Market, Tax-Exempt Money Market, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt or High Yield Municipal Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt Fund generally is not deductible for federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

         Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds and the Municipal Funds in determining certain adjustments for alternative minimum tax purposes.

         The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

         Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund's taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California municipal instruments") then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is defined as a series of stock of the company. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund's dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

         Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Federal - Tax-Exempt Information" above.

         To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes. See "Federal - General Information" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder's taxable year.

         In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the "wash sale" rules.

         California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of a Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in one of the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE FLORIDA INTERMEDIATE TAX-EXEMPT FUND

         The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Intermediate Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

         The State of Florida currently imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the first mill of the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. With respect to the second mill, natural persons are entitled to an exemption of the first $100,000 of otherwise taxable property (joint filers are entitled to a $200,000 exemption). Taxpayers are limited to only one exemption under each provision. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90 percent of the net asset value of the portfolio of the Florida Intermediate Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

         In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

         Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

         Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

                              DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trust may hereafter create series in addition to the Trust's existing series, which represent interests in thirty-three portfolios, each of which is discussed in this Additional Statement.

         Under the terms of the Trust Agreement, each share of each Fund has a par value of $.0001, represents a proportionate interest in the particular Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Redeeming and Exchanging Shares" in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of Northern Funds are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.



[to be updated]
         As of May 8, 2001, TNTC and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, TNTC, 50 S. LaSalle Street, Chicago, Illinois 60675, and its affiliate banks held as beneficial owner five percent or more of the outstanding shares of the Non-Money Market Funds because they possessed sole or shared voting or investment power with respect to such shares. As of May 8, 2001 the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:



                                                                              NUMBER                 PERCENTAGE
                                                                              OF SHARES              OF SHARES
                                                                              ---------              ---------
MONEY MARKET FUND
         The Northern Trust Bank - Miami                                      1,437,129,747           16.7%
         Short-Term Investment Fund of NTC                                      850,000,000            9.9%
         Northern Trust Bank Florida M&I Sweep Account                          482,507,023            5.6%
         Northern Trust Bank Illinois - M&I Sweep Account                       460,593,567            5.4%


U.S. GOVERNMENT MONEY MARKET FUND
         Northern Trust Bank Florida - M&I Sweep Account                         52,230,622            8.7%
         TNT - Miami on behalf of its customers                                  42,206,531            7.0%
         PFPC Inc.                                                               39,994,122            6.6%
         Northern Trust Bank Illinois - M&I Sweep Account                        38,428,040            6.4%

U.S. GOVERNMENT SELECT MONEY MARKET FUND
         TNT - Miami on behalf of its customers                                 287,589,408           27.5%
         Northern Trust Bank Florida - M&I Sweep Account                        108,258,232           10.4%

MUNICIPAL MONEY MARKET FUND
         TNT - Miami on behalf of its customers                                 794,321,624           23.8%
         Northern Trust Bank Illinois - M&I Sweep Account                       169,258,383            5.1%


CALIFORNIA MUNICIPAL MONEY MARKET FUND
         Northern Trust Bank California - M&I Sweep Account                      57,934,070           11.9%

                                                                              NUMBER                 PERCENTAGE
                                                                              OF SHARES              OF SHARES
                                                                              ---------              ---------
FLORIDA INTERMEDIATE TAX-EXEMPT FUND
         First Data Investors Services Group FBO Northern Funds                 371,343                9.3%
         Abraham General Partner                                                202,090                5.1%

HIGH YIELD FIXED INCOME FUND
         Northern Trust Company Pension Plan                                  2,654,993               10.2%

STOCK INDEX FUND
         CCT Combs Funds                                                      3,364,328               10.7%

SELECT EQUITY FUND
         First Data Investors Services Group FBO Northern Funds               2,516,674               12.1%
         Charles Schwab and Co., Inc. on behalf of its customers              1,420,822                6.8%

TECHNOLOGY FUND
         Charles Schwab and Co., Inc. on behalf of its customers              5,650,945                9.7%
         First Data Investor Services Group FBO Northern Funds                4,993,211                8.5%

GLOBAL COMMUNICATIONS FUND
         First Data Investor Services Group FBO Northern Funds                  665,894                8.4%



         As of July 1, 2001, TNTC and its affiliates possessed sole or shared voting or investment power for their customer accounts with respect to more than 50% of the outstanding shares of Northern Funds. As of the same date, the Trust's Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.


                              FINANCIAL STATEMENTS

         The audited financial statements and related report of the Trust's independent auditors, contained in the annual report to shareholders for the fiscal year ended March 31, 2001 (the "Annual Report") are hereby incorporated herein by reference. No other part of the Annual Report is incorporated by reference herein. Copies of the Annual Report may be obtained, without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 1(800)595-9111.

                                OTHER INFORMATION

         The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS


         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.


         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS


         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:


         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.



The following summarizes long-term ratings used by Fitch:



         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.



         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.



         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.



         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.



MUNICIPAL NOTE RATINGS



         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:



         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.



         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:



         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.



         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.



         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.



Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

         As stated in the Prospectuses, the Funds (other than the Money Market Funds) may enter into certain futures transactions. Such transactions are described in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS.

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, by using futures contracts.

         Interest rate future contracts can also be used by a Fund for non-hedging (speculative) purposes to increase total return.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  INDEX FUTURES CONTRACTS

         General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P's 100 or indexes based on an industry or market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

         A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         Index futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

         A Fund may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  MARGIN PAYMENTS


         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


         There are several risks in connection with the use of futures by a Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.


         When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


         Successful use of futures by a Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


         Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of a Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. OTHER MATTERS

         Each Fund intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART C

                                OTHER INFORMATION


ITEM 23.          EXHIBITS


      (a)   (1)   Agreement and Declaration of Trust dated February 7, 2000
                  filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant's Registration Statement on Form N-1A, filed on
                  May 15, 2000 ("PEA No. 30/31").

            (2) Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2000 ("PEA No. 34").

            (3) Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

            (4) Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to PEA No. 35.

            (5) Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

      (b)   (1)   By-Laws filed as Exhibit (b)(5) to PEA No. 30/31.

            (2) Amendment No. 1 to By-Laws adopted on May 2, 2000 filed as Exhibit (b)(6) to PEA No. 30/31.

      (c)   None.

      (d)   (1)   Investment Advisory and Ancillary Services Agreement between
                  Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(1) to PEA No. 35.

            (2) Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(2) to PEA No. 35.

            (3) Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(3) to PEA No. 35.

            (4) Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(4) to PEA No. 35.

            (5) Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(5) to PEA No. 35.

            (6) Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(6) to PEA No. 35.

            (7) Addendum No. 6 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(7) to PEA No. 35.

            (8) Addendum No. 7 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(8) to PEA No. 35.

            (9) Addendum No. 8 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(9) to PEA No. 35.

            (10) Addendum No. 9 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(10) to PEA No. 35.

            (11) Addendum No. 10 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(11) to PEA No. 35.

            (12) Addendum No. 11 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated September 26, 2000 filed as Exhibit (d)(12) to PEA No. 35.

            (13) Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated August 2, 2000 filed as Exhibit (d)(13) to PEA No. 35.

            (14) Assumption Agreement between The Northern Trust Investments, Inc. and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(14) to PEA No. 35.

            (15) Addendum No. 1 to the Investment Advisory Agreement between Northern Funds and Northern Trust Investments, Inc. dated May 17, 2001 is filed herewith.

            (16) Assumption Agreement between The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001 filed as Exhibit (d)(16) to PEA No. 35.

            (17) Form of Assumption Agreement by and among The Northern Trust Company, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited is filed herewith.

      (e)   (1)   Distribution Agreement between Registrant and Northern Funds
                  Distributors, LLC dated July 31, 2000 filed as Exhibit (e)(1) to PEA No. 35.

            (2) Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated December 31, 2000 filed as Exhibit (e)(2) to PEA No. 35.

            (3) Amended and Restated Schedule A to the Distribution Agreement between Northern Funds and Northern Funds Distributors, LLC dated May 17, 2001 is filed herewith.

      (f)   None.

      (g)   (1)   Custodian Agreement between Registrant and The Northern Trust
                  Company dated April 1, 1994 ("Custodian Agreement") filed as
                  Exhibit 8(a) to PEA No. 11.

            (2) Addendum No. 1 to the Custodian Agreement dated November 29, 1994 filed as Exhibit 8(d) to PEA No. 11.

            (3) Addendum No. 2 to the Custodian Agreement dated March 29, 1996 filed as Exhibit 8(f) to PEA No. 9.

            (4) Addendum No. 3 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(i) to PEA No. 12.

            (5) Addendum No. 4 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(j) to PEA No. 12.

            (6) Addendum No. 5 to the Custodian Agreement dated March 24, 1997 filed as Exhibit 8(n) to PEA No. 16.

            (7) Addendum No. 6 to the Custodian Agreement dated February 12, 1997 filed as Exhibit 8(l) to PEA No. 19.

            (8) Addendum No. 7 to the Custodian Agreement dated November 18, 1997 filed as Exhibit 8(o) to PEA No. 19.

            (9) Addendum No. 8 to the Custodian Agreement dated December 21, 1998 filed as Exhibit (g)(12) to PEA No. 22.

            (10) Addendum No. 9 to the Custodian Agreement dated September 15, 1999 filed as Exhibit (g)(13) to PEA No. 27.

            (11) Addendum No. 10 to the Custodian Agreement dated December 28, 1999 filed as Exhibit (g)(14) to PEA No. 28.

            (12) Addendum No. 11 to the Custodian Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (g)(15) to PEA No. 35.

            (13) Addendum No. 12 to the Custodian Agreement between Registrant and The Northern Trust Company dated August 1, 2000 filed as Exhibit (g)(16) to PEA No. 35.

            (14) Addendum No. 13 to the Custodian Agreement between Northern Funds and The Northern Trust Company dated September 26, 2000 filed as Exhibit (g)(17) to PEA No. 35.

            (15) Addendum No. 14 to the Custodian Agreement between Northern Funds and the Northern Trust Company dated May 17, 2001 is filed herewith.

            (16) Foreign Custody Agreement between the Registrant and The Northern Trust Company dated April 1, 1994 filed as
                  Exhibit 8(g) to PEA No. 11.

            (17) Addendum No. 1 to the Foreign Custody Agreement dated April 1, 1998 filed as Exhibit 8(p) to PEA No. 19.

            (18) Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000 filed as Exhibit (g)(15) to PEA No. 30/31.

            (19) Addendum No. 3 to the Foreign Custody Agreement dated July 31, 2000 filed as Exhibit (g)(19) to PEA No. 35.

            (20) Foreign Custody Monitoring Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (g)(20) to PEA No. 35.

      (h)   (1)   Transfer Agency Agreement between Registrant and The Northern
                  Trust Company dated April 1, 1994 ("Transfer Agency
                  Agreement") filed as Exhibit 8(b) to PEA No. 11.

            (2) Addendum No. 1 to the Transfer Agency Agreement dated November 29, 1994 filed as Exhibit 8(c) to PEA No. 11.

            (3) Addendum No. 2 to the Transfer Agency Agreement dated March 29, 1996 filed as Exhibit 8(e) to PEA No. 11.

            (4) Addendum No. 3 to the Transfer Agency Agreement dated August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

            (5) Addendum No. 4 to the Transfer Agency Agreement dated March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

            (6) Addendum No. 5 to the Transfer Agency Agreement dated February 12, 1997 filed as Exhibit 8(k) to PEA No. 19.

            (7) Addendum No. 6 to the Transfer Agency Agreement dated November 18, 1997 filed as Exhibit 8(q) to PEA No. 19.

            (8) Addendum No. 7 to the Transfer Agency Agreement dated December 21, 1998 filed as Exhibit (h)(11) to PEA No. 22.

            (9) Addendum No. 8 to the Transfer Agency Agreement dated September 15, 1999 filed as Exhibit (h)(9) to PEA No. 27.

            (10) Addendum No. 9 to the Transfer Agency Agreement dated December 28, 1999 filed as Exhibit (h)(10) to PEA No. 28.

            (11) Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000 filed as Exhibit (h)(15) to PEA No. 30/31.

            (12) Addendum No. 11 to the Transfer Agency Agreement dated July 31, 2000 filed as Exhibit (h)(13) to PEA No. 34.

            (13) Addendum No. 12 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(15) to PEA No. 35.

            (14) Addendum No. 13 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(16) to PEA No. 35.

            (15) Addendum No. 14 to the Transfer Agency Agreement between Northern Funds and The Northern Trust Company dated May 17, 2001 is filed herewith.

            (16) Amended and Restated Service Plan, adopted as of April 1, 1999 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

            (17) Amended and Restated Service Plan, adopted as of April 1, 1994 and most recently revised as of May 2, 2000 filed as Exhibit (h)(16) to PEA No. 34.

            (18) Co-Administration Agreement among Registrant, The Northern Trust Company and PFPC Inc. dated July 31, 2000 filed as Exhibit (h)(18) to PEA No. 35.

            (19) Amended and Restated Schedule A to the Co-Administration Agreement by and between Northern Funds, The Northern Trust Company and PFPC Inc. dated May 17, 2001 is filed herewith.

            (20) Assignment and Assumption Agreement by and among PFPC Inc., The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001 is filed herewith.

      (i) Opinion of Drinker Biddle & Reath LLP dated March 9, 2001 filed as Exhibit (i) to PEA No. 35.

      (j)   Consent of Drinker Biddle & Reath LLP is filed herewith.

      (k)   None.

      (l)   (1)   Purchase Agreement between Registrant and The Northern Trust
                  Company dated March 31, 1994 filed as Exhibit 13(a) to PEA
                  No. 11.

            (2) Purchase Agreement between Registrant and Miriam M. Allison dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

            (3) Purchase Agreement between Registrant and Miriam M. Allison dated March 31, 1998 for shares of the Mid Cap Growth Fund filed as Exhibit (l)(3) to PEA No. 22.

            (4) Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

            (5) Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

            (6) Purchase Agreement between Registrant and Miriam M. Allison dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27.

            (7) Purchase Agreement between Registrant and The Northern Trust Company dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

            (8) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

            (9) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

            (10) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

            (11) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

            (12) Purchase Agreement between Registrant and The Northern Trust Company dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

            (13) Purchase Agreement between Registrant and the Northern Trust Company dated February 14, 2000 for shares of the MarketPower Fund filed as Exhibit (l)(13) to PEA No. 30/31.

            (14) Purchase Agreement between Registrant and Brian R. Curran dated May 8, 2000 for shares of the Global Communications Fund filed as Exhibit (l)(14) to PEA No. 30/31.

            (15) Purchase Agreement between Registrant and the Northern Trust Company dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund filed as Exhibit (l)(15) to PEA No. 30/31.

            (16) Purchase Agreement between Registrant and Brian R. Curran for shares of the Large Cap Value Fund dated August 2, 2000 filed as Exhibit (l)(1) to PEA No. 35.

            (17) Purchase Agreement between Registrant and Brian R. Curran for shares of the Growth Opportunities Fund dated September 22, 2000 filed as Exhibit (l)(2) to PEA No. 35.

      (m)   (1)   Amended and Restated Distribution and Service Plan, adopted
                  April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (m) to PEA
                  No. 27.

            (2) Form of Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of May 2, 2000 filed as Exhibit (m) to PEA No. 34.

      (n)   None.

      (o)   (1)   Code of Ethics of Trust filed as Exhibit (o)(1) to PEA
                  No. 30/31.

            (2) Code of Ethics of Investment Adviser filed as Exhibit (o)(2) to PEA No. 30/31.

            (3) Amended Code of Ethics of Investment Adviser is filed herewith.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Registrant is controlled by its Board of Trustees.

ITEM 25.    INDEMNIFICATION

            Section 7 of each Investment Advisory and Ancillary Services Agreement between the Registrant and its investment adviser (the "Adviser") provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser, may be subject. A copy of the Investment Advisory and Ancillary Services Agreement is incorporated herein by reference.

            Article 10 of the Co-Administration Agreement dated July 31, 2000 among the Registrant, The Northern Trust Company and PFPC Inc. provides that Registrant will indemnify Registrant's co-administrators against all claims except those resulting from the willful misfeasance, bad faith or negligence of such co-administrators, or the Co-Administrators' breach of confidentiality. A copy of the Co-Administration Agreement is incorporated herein by reference.

            Section 3.1 of the Distribution Agreement between the Registrant and Northern Funds Distributors, LLC provides for indemnification of Northern Funds Distributors, LLC, in connection with certain claims and liabilities to which Northern Funds Distributors, LLC, in its capacity as Registrant's Distributor, may be subject. A copy of the Distribution Agreement is incorporated herein by reference.

            In addition, Article IV, Section 3 of Registrant's Agreement and Declaration of Trust, a copy of which is incorporated by reference herein as Exhibit (a)(1), provides for indemnification of the Registrant's officers and Trustees under certain circumstances.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

NTI is a wholly owned subsidiary of The Northern Trust Company ("TNT"). TNT is a wholly-owned subsidiary of Northern Trust Corporation. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Each officer and director of NTI holds comparable positions with TNT (other than as director), as indicated below.

                                  Name and Principal                Connection
Name and Position                 Business Address                  with
with Investment Adviser (NTI)     of Other Company                  Other Company
-----------------------------     ----------------                  -------------
Adams, Bradford S.                The Northern Trust Company        Senior Vice President
Vice President

Aitcheson, James A.               The Northern Trust Company        Vice President
Vice President

Anderson, Vincent Paul            The Northern Trust Company        Vice President
Vice President

Barrett, James J.                 The Northern Trust Company        Senior Vice President
Senior Vice President

Barry, Susan M.                   The Northern Trust Company        Vice President
Vice President


                                      -8-

Beckman, Carl P.                  The Northern Trust Company        Vice President
Vice President & Treasurer

Bednar, Judy M.                   The Northern Trust Company        Senior Vice President
Director and Senior Vice
President

Bednar, Mark                      The Northern Trust Company        Vice President
Vice President

Belden III, William H.            The Northern Trust Company        Vice President
Vice President

Bergson, Eric M.                  The Northern Trust Company        Vice President
Vice President

Bergson, Robert H.                The Northern Trust Company        Vice President
Vice President

Boeckmann, Eric Vonn              The Northern Trust Company        Vice President
Vice President

Boyer, Deborah Lynn               The Northern Trust Company        Vice President
Vice President

Breckel, Theodore                 The Northern Trust Company        Senior Vice President
Senior Vice President

Bridgman, James Carey             The Northern Trust Company        Vice President
Vice President

Brorson, Jon Donald               The Northern Trust Company        Senior Vice President
Senior Vice President

Bukoll, Martin B.                 The Northern Trust Company        Vice President
Vice President

Burshtan, David H.                The Northern Trust Company        Vice President
Vice President

Campbell, Jr., Richard C.         The Northern Trust Company        Vice President
Vice President

Carberry, Craig R.                The Northern Trust Company        Senior Attorney
Secretary

Carlson, Mark D.                  The Northern Trust Company        Vice President
Vice President


                                      -9-

Carlson, Robert A.                The Northern Trust Company        Vice President
Vice President

Conley, Thomas Erik               The Northern Trust Company        Vice President
Vice President

Connellan, Kevin Anthony          The Northern Trust Company        Vice President
Vice President

Cook, Robert J.                   The Northern Trust Company        Vice President
Vice President

Costello, Edward J.               The Northern Trust Company        Vice President
Vice President

Cozine, Mark E.                   The Northern Trust Company        Vice President
Vice President

Dieli, Robert F.                  The Northern Trust Company        Vice President
Vice President

Diroff, Cynthia                   The Northern Trust Company        Vice President
Vice President

Domino, Carl J.                   The Northern Trust Company        Senior Vice President
Director and Senior Vice
President

Douglass, M. Beth                 The Northern Trust Company        Vice President
Vice President

Dow, Robert John                  The Northern Trust Company        Vice President
Vice President

Driscoll, Peter John              The Northern Trust Company        Vice President
Vice President

Dudley, Jr., Orie Leslie          The Northern Trust Company        Executive Vice President
Director and Executive Vice
President

Egizio, Michael P.                The Northern Trust Company        Vice President
Vice President

Everett, Steven R.                The Northern Trust Company        Vice President
Vice President

Fisher, Shirley                   The Northern Trust Company        Second Vice President
Assistant Treasurer


                                      -10-

Fister, Mark J.                   The Northern Trust Company        Vice President
Vice President

Flood, Peter J.                   The Northern Trust Company        Senior Vice President
Senior Vice President

Flynn, Andrew G.                  The Northern Trust Company        Vice President
Vice President

Ford, Kristine L.                 The Northern Trust Company        Vice President
Vice President

Free, David J.                    The Northern Trust Company        Vice President
Vice President

French, Susan J.                  The Northern Trust Company        Vice President
Vice President

Geraghty, Kim Marie               The Northern Trust Company        Vice President
Vice President

Gilbert, George J.                The Northern Trust Company        Senior Vice President
Senior Vice President

Gilliland, Lynn Jean              The Northern Trust Company        Senior Vice President
Senior Vice President

Gougler, Frederick A.             The Northern Trust Company        Vice President
Vice President

Greenberg, Karen H.               The Northern Trust Company        Vice President
Vice President

Gregory, Robert Michael           The Northern Trust Company        Vice President
Vice President

Gruenes Sakach, Diane             The Northern Trust Company        Senior Vice President
Senior Vice President

Hance, Geoffrey M.                The Northern Trust Company        Vice President
Vice President

Hankins, Terry Anthony            The Northern Trust Company        Vice President
Vice President

Hausken, Philip Dale              The Northern Trust Company        Vice President
Vice President


                                      -11-

Hiemenz, Kent C.                  The Northern Trust Company        Senior Vice President
Senior Vice President

Hill, Susan                       The Northern Trust Company        Vice President
Vice President

Hogan, James F.                   The Northern Trust Company        Vice President
Vice President

Hogan, John T.                    The Northern Trust Company        Vice President
Vice President

Huffman, Jr., William T.          The Northern Trust Company        Vice President
Vice President

Hyatt, William E.                 The Northern Trust Company        Vice President
Vice President

Johnston, Barbara Marie           The Northern Trust Company        Vice President
Vice President

Jones, Scott Craven               The Northern Trust Company        Vice President
Vice President

Joseph, Robert E.                 The Northern Trust Company        Vice President
Vice President

Kalebich, Kristina M.             The Northern Trust Company        Vice President
Vice President

Kane, James P.                    The Northern Trust Company        Vice President
Vice President

Karr, Michael J.                  The Northern Trust Company        Vice President
Vice President

King III, Archibald E.            The Northern Trust Company        Senior Vice President
Senior Vice President

Kotsogiannis, Nikolas             The Northern Trust Company        Vice President
Vice President

LaTona, John J.                   The Northern Trust Company        Vice President
Vice President

Laughlin, Roberta J.              The Northern Trust Company        Vice President
Vice President


                                      -12-

Leo, John B.                      The Northern Trust Company        Senior Vice President
Senior Vice President

Lizalek, Janet M.                 The Northern Trust Company        Vice President
Vice President

McCart, Mary Jane                 The Northern Trust Company        Senior Vice President
Senior Vice President

McClintic, Corinne                The Northern Trust Company        Senior Vice President
Senior Vice President

McCroy, Jeffrey A.                The Northern Trust Company        Senior Vice President
Senior Vice President

McGowan Gannon, Shannon           The Northern Trust Company        Vice President
Vice President

McGregor, Timothy T.              The Northern Trust Company        Vice President
Vice President

McNally, Jacqueline A.            The Northern Trust Company        Vice President
Vice President

Memler, Monty M.                  The Northern Trust Company        Senior Vice President
Senior Vice President

Mendel, Roger A.                  The Northern Trust Company        Vice President
Vice President

Mian, Ziauddin                    The Northern Trust Company        Vice President
Vice President

Michaels, Peter M.                The Northern Trust Company        Vice President
Vice President

Misenheimer, John Eric            The Northern Trust Company        Vice President
Vice President

Mitchell, Paul N.                 The Northern Trust Company        Vice President
Vice President

Mitchell, Robert G.               The Northern Trust Company        Vice President
Vice President

Muiznieks, Katrina M.              The Northern Trust Company       Vice President
Vice President


                                      -13-

Murphy, Jolene                    The Northern Trust Company        Vice President
Vice President

Nellans, Charles J.               The Northern Trust Company        Vice President
Vice President

Nelligan, Barbara                 The Northern Trust Company        Vice President
Vice President

O'Donnell, Kevin Joseph           The Northern Trust Company        Vice President
Vice President

O'Shaughnessy, Kevin J.           The Northern Trust Company        Vice President
Vice President

Pearson, Jr., Jerry Ralph         The Northern Trust Company        Senior Vice President
Senior Vice President

Pero, Perry R.                    The Northern Trust Company        Executive Vice Chairman/
Director                                                            Chief Financial Officer

                                  Northern Futures Corporation      Director
                                  50 S. LaSalle Street
                                  Chicago, IL  60675

                                  Northern Investment Corporation   Former Chairman, President
                                  50 S. LaSalle Street              and Director, Former
                                  Chicago, IL  60675                Treasurer

                                  Northern Trust Global Advisors,   Director
                                  Inc.
                                  29 Federal Street
                                  Stamford, CT  06901

                                  Northern Trust Securities, Inc.   Director
                                  50 S. LaSalle Street
                                  Chicago, IL  60675

                                  Nortrust Realty Management,       Director
                                  Inc. 50 S. LaSalle Street
                                  Chicago, IL  60675

Pollak, Donald R.                 The Northern Trust Company        Senior Vice President
Senior Vice President

Potter, Stephen N.                The Northern Trust Company        Senior Vice President
Director and Senior Vice
President


                                      -14-

Pries, Katie D.                   The Northern Trust Company        Vice President
Vice President

Quinn, Patrick D                  The Northern Trust Company        Vice President
Vice President

Rakowski, Andrew F.               The Northern Trust Company        Vice President
Vice President

Ranaldi, Anna Maria               The Northern Trust Company        Vice President
Vice President

Robertson, Alan W.                The Northern Trust Company        Senior Vice President
Senior Vice President

Robertson, Colin A.               The Northern Trust Company        Senior Vice President
Senior Vice President

Rose, Henry Peter                 The Northern Trust Company        Vice President
Vice President

Rossiter, Peter L.                The Northern Trust Company        President - C&IS,
Director                                                            Former Executive Vice
                                                                    President & General
                                                                    Counsel

Runquist, Lori Rae                The Northern Trust Company        Vice President
Vice President

Rutley, Todd Andrew               The Northern Trust Company        Vice President
Vice President

Sanchez, Vanessa M.               The Northern Trust Company        Vice President
Vice President

Schafer, Steven Michael           The Northern Trust Company        Vice President
Vice President

Schoenberger, Louis M.            The Northern Trust Company        Vice President
Vice President

Schweitzer, Eric K.               The Northern Trust Company        Senior Vice President
Senior Vice President

Seward, Richard Raymond           The Northern Trust Company        Vice President
Vice President

Sexauer, Katherine Helene         The Northern Trust Company        Vice President
Vice President


                                      -15-

Shank, Ken M.                     The Northern Trust Company        Vice President
Vice President

Shields, Amy Lou                  The Northern Trust Company        Vice President
Vice President

Short, Robert C.                  The Northern Trust Company        Vice President
Vice President

Smith, Paula G.                   The Northern Trust Company        Vice President
Vice President

Southworth, Theodore T.           The Northern Trust Company        Vice President
Vice President

Sparacino, David P.               The Northern Trust Company        Vice President
Vice President

Spears, Curtis L.                 The Northern Trust Company        Vice President
Vice President

Steck, Richard                    The Northern Trust Company        Vice President
Vice President

Streed, Robert N.                 The Northern Trust Company        Senior Vice President
Senior Vice President

Sullivan, Carol H.                The Northern Trust Company        Vice President
Vice President

Szymanek, Frank D.                The Northern Trust Company        Vice President
Vice President

Taylor, Brad L.                   The Northern Trust Company        Vice President
Vice President

Temple, Jeanette M.               The Northern Trust Company        Vice President
Vice President

Timbers, Stephen B.               The Northern Trust Company        President - NTGI
Director, CEO & President

                                  Northern Trust Global Advisors,   Director
                                  Inc.
                                  29 Federal Street
                                  Stamford, CT  06901


                                      -16-

                                  Northern Investment Management    President and Director
                                  Company, Inc.
                                  50 S. LaSalle Street
                                  Chicago, IL  60675

                                  LTV Steel Co.                     Director
                                  200 Public Square
                                  Cleveland, OH  44114-2308

Turek, Kenneth Joseph             The Northern Trust Company        Vice President
Vice President

Van Liew, Kristina Marie          The Northern Trust Company        Vice President
Vice President

Van Ness, Gardiner B.             The Northern Trust Company        Vice President
Vice President

Waddell, Frederick H.             The Northern Trust Company        Executive Vice President
Director

Walvoord, Christopher W.          The Northern Trust Company        Vice President
Vice President

Webb, George P.                   The Northern Trust Company        Vice President
Vice President

Wennlund, Lloyd A.                The Northern Trust Company        Senior Vice President
Director and Senior Vice
President

Wilkins, Anthony E.               The Northern Trust Company        Vice President
Vice President

Winters, Marie C.                 The Northern Trust Company        Vice President
Vice President

Wirth, Mark J.                    The Northern Trust Company        Senior Vice President
Senior Vice President

Wright, Mary Kay                  The Northern Trust Company        Vice President
Vice President

Wuertz, David Joseph              The Northern Trust Company        Vice President
Vice President

Ziegler, Jamie Goodrich           The Northern Trust Company        Vice President
Vice President


                                      -17-

Zielinski, John J.                The Northern Trust Company        Vice President
Vice President


Set forth below is a list of officers and directors of TNT who do not hold positions with NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. TNT's other officers hold comparable positions with NTI as indicated above.

                                   Name and Principal                           Connection
Name and Position                  Business Address                             with
The Northern Trust Company         of Other Company                             Other Company
--------------------------         -----------------                            -------------
Duane L. Burnham                   Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675
                                   Abbott Laboratories                          Retired Chairman and
                                   150 Field Drive, Suite 160                   Chief Executive Officer
                                   Lake Forest, IL  60045                       Director

                                   Sara Lee Corporation                         Director
                                   Three First National Plaza
                                   Chicago, IL 60602

Dr. Dolores E. Cross               Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Morris Brown College                         President (6/99)
                                   Administration Building, 2nd Floor           President Elect (10/98)
                                   643 Martin Luther King Jr. Drive
                                   Atlanta, GA 30314

                                   The Graduate School and University Center    GE Fund Distinguished
                                   The City University of New York              Professor of Leadership
                                   33 W. 42nd Street, Room 1400 N               and Diversity
                                   New York, NY  10036                          (7/98 - 6/99)

Susan Crown                        Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Henry Crown & Co.                            Vice President
                                   222 North LaSalle Street, Suite 2200
                                   Chicago, IL 60601

                                   Baxter International                         Director
                                   One Baxter Parkway
                                   Deerfield, IL 60015


                                      -18-

                                   Illinois Tool Works                          Director
                                   3600 West Lake Avenue
                                   Glenview, IL  60025-5811

Robert Hamada                      Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   The University of Chicago                    Dean and Edward Eagle
                                   Graduate School of Business                  Brown Distinguished
                                   1101 East 58th Street                        Service Profession of
                                   Chicago, IL  60637`                          Finance

                                   A.M. Castle & Co.                            Director
                                   3400 North Wolf Road
                                   Franklin Park, IL  60131

                                   Chicago Board of Trade                       Director
                                   141 West Jackson Boulevard
                                   Chicago, IL 60604

Barry G. Hastings                  Northern Trust Corporation                   President, Chief
President, Chief Operating         50 S. LaSalle Street                         Operating Officer and
Officer and Director               Chicago, IL  60675                           Director

                                   355 South Grand Avenue
                                   Los Angeles, CA  90017

                                   Northern Trust of Florida Corporation        Vice Chairman of the
                                   700 Brickell Avenue                          Board and Director
                                   Miami, FL 33131

                                   Nortrust Realty Management, Inc.             Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

Robert A. Helman                   Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Mayer, Brown & Platt                         Partner
                                   190 South LaSalle Street, 38th Floor
                                   Chicago, IL 60603

                                   Brambles USA, Inc.                           Director
                                   400 North Michigan Avenue
                                   Chicago, IL 60611


                                      -19-

                                   Chicago Stock Exchange                       Governor
                                   One Financial Plaza
                                   440 South LaSalle Street
                                   Chicago, IL 60605

                                   Dreyer's Grand Ice Cream, Inc.               Director
                                   4929 College Avenue
                                   Oakland, CA 94618

                                   TransCanada Pipe Lines GP, Inc.              Director
                                   111 5th Avenue, SW
                                   Calgary, Alberta
                                   Canada TZP 3Y6

Arthur L. Kelly                    Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   KEL Enterprises L.P.                         Managing Partner
                                   Two First National Plaza
                                   20 South Clark Street, Suite 2222
                                   Chicago, IL 60603

                                   Bayerische Motoren Werke (BMW) A.G.          Director
                                   BMW Haus
                                   Petuelring 130
                                   Postfach 40 02 40
                                   D-8000
                                   Munich 40 Germany

                                   Snap-on Incorporated                         Director
                                   2801 80th Street
                                   Kenosha, WI 53140

                                   Deere & Company                              Director
                                   John Deere Road
                                   Moline, IL 61265

                                   Thyssen-Krupp Industries AG
                                   Am Thyssenhaus 1
                                   45128
                                   Essen Germany

Frederick A. Krehbiel              Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675


                                      -20-

                                   Molex Incorporated                           Co-Chairman, Co-CEO
                                   2222 Wellington Court                        and Director
                                   Lisle, IL  60532-1682

                                   Tellabs, Inc.                                Director
                                   4951 Indiana Avenue
                                   Lisle, IL 60532

                                   DeVry, Inc.                                  Director
                                   One Tower Lane, Suite 1000
                                   Oak Brook Terrace, IL  60181

Robert C. McCormack                Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Trident Capital, Inc.                        Co-Chairman and
                                   272 East Deerpath, Suite 304                 Managing Director
                                   Lake Forest, IL  60045

                                   DeVry, Inc.                                  Director
                                   One Tower Lane, Suite 1000
                                   Oak Brook Terrace, IL  60181

                                   Illinois Tool Works                          Director
                                   3600 West Lake Avenue
                                   Glenview, IL  60025-5811

                                   MapQuest.com, Inc.                           Director
                                   3710 Hempland Road
                                   Mountville, PA  17554

Edward J. Mooney                   Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Nalco Chemical Company                       Chairman, Chief
                                   One Nalco Center                             Executive Officer,
                                   Naperville, IL  60563-1198                   President & Director

                                   FMC Corp.                                    Director
                                   200 E. Randolph Drive
                                   Chicago, IL 60601

William A. Osborn                  Northern Trust Corporation                   Director
Chairman and Chief                 50 S. LaSalle Street
Executive Officer                  Chicago, IL  60675


                                      -21-

                                   Nortrust Realty Management, Inc.             Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Northern Futures Corporation                 Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

                                   NICOR, Inc.                                  Director
                                   1844 Ferry Road
                                   Naperville, IL  60566

Harold B. Smith                    Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Illinois Tool Works                          Director
                                   3600 West Lake Avenue
                                   Glenview, IL  60025-5811

                                   W. W. Grainger, Inc.                         Director
                                   5500 West Howard Street
                                   Skokie, IL 60077

                                   Northwestern Mutual Life Insurance Co.       Trustee
                                   720 East Wisconsin Avenue
                                   Milwaukee, WI 63202

William D. Smithburg               Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   The Quaker Oats Company                      Retired Chairman,
                                   321 North Clark Street                       President and Chief
                                   Chicago, IL  60610                           Executive Officer

                                   Abbott Laboratories                          Director
                                   One Abbott Park Road
                                   Abbott Park, IL  60064-3500

                                   Corning Incorporated                         Director
                                   Corning, NY 14831

                                   Prime Capital Corporation                    Director
                                   10275 W. Higgins Road, Suite 2000
                                   Rosemont, IL 60018


                                      -22-

Bide L. Thomas                     Northern Trust Corporation                   Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   R. R. Donnelley & Sons Company               Director
                                   77 West Wacker Drive
                                   Chicago, IL 60601

                                   MYR Group Inc.                               Director
                                   2550 West Golf Road
                                   Rolling Meadows, IL  60008

ITEM 27.    PRINCIPAL UNDERWRITER

      (a)   None.

      (b) To the best of Registrant's knowledge, the directors and executive officers of Northern Funds Distributors, LLC, distributor for Registrant, are as follows:

                                             Positions and
                                             Offices with                      Positions and
       Name and Principal                    Northern Funds                    Offices with
       Business Address                      Distributors, Llc                 Registrant
       ----------------                      -----------------                 ----------
       Jane Haegele                          Director                          None
       3200 Horizon Drive
       King of Prussia, PA  19406

       Jason A. Greim                        Vice President and Treasurer      None
       3200 Horizon Drive
       King of Prussia, PA  19406

      (c)   None.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

            The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996. Records relating to PFPC Inc.'s (formerly First Data Investor Services Group, Inc.) functions as co-administrator for the Registrant are located at 101 Federal Street, Boston, Massachusetts 02110. Records relating to Northern Funds Distributors, LLC's functions as distributor, for the Registrant are located at 3200 Horizon Drive, King of Prussia, PA 19406. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 or 801 S. Canal Street, Chicago, Illinois 60607 (relating to transfer agent).

ITEM 29.    MANAGEMENT SERVICES

            Not Applicable.

ITEM 30.    UNDERTAKINGS

            Not Applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 29th day of May, 2001

                                        NORTHERN FUNDS


                                        By: /s/ Lloyd A. Wennlund
                                            -------------------------
                                            Lloyd A. Wennlund
                                            President

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             NAME                           TITLE                     DATE
             ----                           -----                     ----

/s/ Lloyd A. Wennlund                       President             May 29, 2001
-------------------------------
Lloyd A. Wennlund

/s/ Brian R. Curran                         Vice President        May 29, 2001
-------------------------------             and Treasurer
Brian R. Curran

Richard G. Cline*                           Trustee               May 29, 2001
-------------------------------
Richard G. Cline

Edward J. Condon, Jr.*                      Trustee               May 29, 2001
-------------------------------
Edward J. Condon, Jr.

Wesley M. Dixon, Jr.*                       Trustee               May 29, 2001
-------------------------------
Wesley M. Dixon, Jr.

William J. Dolan, Jr.*                      Trustee               May 29, 2001
-------------------------------
William J. Dolan, Jr.

Raymond E. George, Jr.*                     Trustee               May 29, 2001
-------------------------------
Raymond E. George, Jr.

Sandra Polk Guthman*                        Trustee               May 29, 2001
-------------------------------
Sandra Polk Guthman

Michael E. Murphy*                          Trustee               May 29, 2001
-------------------------------
Michael E. Murphy

Mary Jacobs Skinner*                        Trustee               May 29, 2001
-------------------------------
Mary Jacobs Skinner

William H. Springer*                        Trustee               May 29, 2001
-------------------------------
William H. Springer

Richard P. Strubel*                         Trustee               May 29, 2001
-------------------------------
Richard P. Strubel

Stephen B. Timbers*                         Trustee               May 29, 2001
-------------------------------
Stephen B. Timbers


*By: /s/ Lloyd A. Wennlund
     --------------------------
         Lloyd A. Wennlund,
         Attorney-in-fact

                                 NORTHERN FUNDS

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), does hereby make, constitute and appoint Lloyd
A. Wennlund, Eric K. Schweitzer, Brian R. Curran, Jeffrey A. Dalke and Linda J. Hoard, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 1st day of May, 2001.


        /s/ Richard G. Cline                  /s/ Michael E. Murphy
        ----------------------------          -----------------------------
        Richard G. Cline                      Michael E. Murphy


        /s/ Edward J. Condon, Jr.             /s/ Mary Jacobs Skinner
        ----------------------------          -----------------------------
        Edward J. Condon, Jr.                 Mary Jacobs Skinner


        /s/ Wesley M. Dixon, Jr.              /s/ William H. Springer
        ----------------------------          -----------------------------
        Wesley M. Dixon, Jr.                  William H. Springer


        /s/ William J. Dolan, Jr.             /s/ Richard P. Strubel
        ----------------------------          -----------------------------
        William J. Dolan, Jr.                 Richard P. Strubel


        /s/ Raymond E. George, Jr.            /s/ Stephen B. Timbers
        ----------------------------          -----------------------------
        Raymond E. George, Jr.                Stephen B. Timbers


        /s/ Sandra Polk Guthman
        ----------------------------
        Sandra Polk Guthman

                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------

(d)(15) Addendum No. 1 to the Investment Advisory Agreement between Northern Funds and Northern Trust Investments, Inc. dated May 17, 2001.

(d)(17) Form of Assumption Agreement among The Northern Trust Company, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited.

(e)(3) Amended and Restated Schedule A to the Distribution Agreement between Northern Funds and Northern Funds Distributors, LLC dated May 17, 2001.

(g)(15) Addendum No. 14 to the Custodian Agreement between Northern Funds and The Northern Trust Company dated May 17, 2001.

(h)(15) Addendum No. 14 to the Transfer Agency Agreement between Northern Funds and The Northern Trust Company dated
                        May 17, 2001.

(h)(19) Amended and Restated Schedule A to the Co-Administration Agreement by and between Northern Funds, The Northern Trust Company and PFPC Inc. dated May 17, 2001.

(h)(20) Assignment and Assumption Agreement by and among PFPC Inc., The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001.

(j)                     Consent of Drinker Biddle & Reath LLP.

(o)(3)                  Amended Code of Ethics of Investment Adviser.